UNITED  STATES  SECURITIES  AND  EXCHANGE  COMMISSION
WASHINGTON,  D.C.  20549

FORM  N-CSR

CERTIFIED  SHAREHOLDER  REPORT  OF  REGISTERED
MANAGEMENT  INVESTMENT  COMPANIES


INVESTMENT  COMPANY  ACT  FILE  NUMBER              811-04087
                                      ------------------------
EXETER  FUND,  INC.
----------------------------------------------------------
(EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  CHARTER)

1100  CHASE  SQUARE,   ROCHESTER,  NY                14604
----------------------------------------------------------
(ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES)         (ZIP  CODE)

B.  REUBEN  AUSPITZ     1100  CHASE  SQUARE,   ROCHESTER,  NY  14604
---------------------------------------------------------------------
(NAME  AND  ADDRESS  OF  AGENT  FOR  SERVICE)

REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE:     585-325-6880
                                                        -----------------

DATE  OF  FISCAL  YEAR  END:                      DECEMBER  31,  2003
                            -----------------------------------------

DATE  OF  REPORTING  PERIOD:    JANUARY  1,  2003  THROUGH  DECEMBER  31,  2003
                            ---------------------------------------------------

FORM N-CSR IS TO BE USED BY MANAGEMENT INVESTMENT COMPANIES TO FILE REPORTS WITH THE COMMISSION NOT LATER THAN 10 DAYS AFTER THE TRANSMISSION TO STOCKHOLDERS OF ANY REPORT THAT IS REQUIRED TO BE TRANSMITTED TO STOCKHOLDERS UNDER RULE 30E-1 UNDER THE INVESTMENT COMPANY ACT OF 1940 (17 CFR 270.30E-1). THE COMMISSION MAY USE THE INFORMATION PROVIDED ON FORM N-CSR IN ITS REGULATORY, DISCLOSURE REVIEW, INSPECTION, AND POLICYMAKING ROLES.

A REGISTRANT IS REQUIRED TO DISCLOSE THE INFORMATION SPECIFIED BY FORM N-CSR, AND THE COMMISSION WILL MAKE THIS INFORMATION PUBLIC. A REGISTRANT IS NOT REQUIRED TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN FORM N-CSR UNLESS THE FORM DISPLAYS A CURRENTLY VALID OFFICE OF MANAGEMENT AND BUDGET ("OMB") CONTROL NUMBER. PLEASE DIRECT COMMENTS CONCERNING THE ACCURACY OF THE INFORMATION COLLECTION BURDEN ESTIMATE AND ANY SUGGESTIONS FOR REDUCING THE BURDEN TO SECRETARY, SECURITIES AND EXCHANGE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0609. THE OMB HAS REVIEWED THIS COLLECTION OF INFORMATION UNDER THE CLEARANCE REQUIREMENTS OF 44 U.S.C. SECTION 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS




February  26,  2004


To  Shareholders  of  the  following  Series  of  the  Exeter  Fund:

Small  Cap  Series
International  Series
World  Opportunities  Series
Life  Sciences  Series
Technology  Series
High  Yield  Bond  Series
New  York  Tax  Exempt  Series
Ohio  Tax  Exempt  Series
Diversified  Tax  Exempt  Series


Dear  Shareholder:

Enclosed is a copy of the Annual Report for each of the above Series of the Exeter Fund in which you were invested as of December 31, 2003. The reports include information about the Series' performance as well as portfolio listings as of that date.

Please contact our Fund Services department at 1-800-466-3863 or your Client Consultant if you have any questions about the Annual Reports or about the Fund.

Sincerely,

/s/ Amy J. Williams

Amy  J.  Williams
Fund  Services  Manager

Exeter  Fund,  Inc.
Annual  Report
December  31,  2003

Diversified  Tax  Exempt  Series

Management  Discussion  and  Analysis  (unaudited)

Dear  Shareholders:

If one were to describe the municipal bond market in 2003, it would be reasonable to describe it as a market that was being pulled in one direction at the same time that it was being pushed in another. The relative health of the economy tended to pull municipal yields in one direction, while the fiscal health of the municipalities tended to push them in the other.

During the first half of the year, a relatively weak economy exerted a positive influence on the market, while the deteriorating fiscal condition of most state and local entities was a negative factor. During the second half of the year, renewed optimism about the economy pushed municipal yields higher. However, they did not rise as much as U.S. Treasury yields because the optimism about the economy suggested that the worst of the fiscal problems in the municipal market were probably behind us. All in all, total returns in the municipal market were nicely positive during the year. Unfortunately, most of these gains came during the first part of the year. During the last six months of 2003, municipal returns were a paltry 1% to 2%.

What changed? With the winding down of the Iraqi conflict and the decline in interest rates that led to a blizzard of mortgage refinancings, consumer confidence bounced back from its lows. Consumers were also buoyed by the Bush tax cuts, which returned an estimated $76 billion to taxpayers during the second half of 2003. That allowed consumer spending to improve from a year-over-year growth rate of 2% to a more robust rate of 4%.

The consumer was not the only sector of the economy that did well during the second half of 2003. Business investment, the sector of the economy that had been both the engine of growth during the last expansion as well as the reason why the economy slipped into its last recession, exhibited signs of renewed strength during the last half of 2003. That reversal was triggered by a much stronger profit picture. Not only had profits moved up from their recession lows, they surpassed the highs that they set during the last expansion. There is a strong correlation between profits and business investment and that relationship held true during 2003.

There was another factor that influenced the economy during the last six months of 2003, and because of that also influenced the municipal market. That was the value of the dollar. It had been depreciating against most currencies since the start of 2002. That decline, especially against the euro, continued during the second half of the year. When the dollar declines, export growth tends to exceed import growth, albeit with a lag, and this acts as a net positive to the rate of economic growth.

The performance of the Diversified Tax Exempt Series tracked the performance of the market indices during the second half of 2003 with a return of 1.23%. The fact that the Series was invested with a higher quality bias kept it away from the more esoteric bonds that struggled early in 2003. The higher quality bias should continue to serve the Series well going forward because while the worst may be behind the municipal market regarding the credit environment, state and local governments still have a long way to go before their fiscal situations are fully repaired.

As always, we appreciate your business and we wish you all the best for the new year.

Sincerely,

Exeter  Asset  Management

Management  Discussion  and  Analysis  (unaudited)

<graphic>
<pie  chart>



Portfolio Composition1 - As of 12/31/03
General Obligation Bonds                 70.6%
Revenue Bonds                            25.5%
Certificate of Participation              3.0%
Special Tax                               0.9%




1As  a  percentage  of  municipal  securities.



<graphic>
<pie  chart>



Quality Ratings2 - As of 12/31/03
Aaa                                86.2%
Aa                                 12.6%
Baa                                 1.2%




2Using  Moody's  Ratings,  as  a  percentage  of  municipal  securities.

Performance  Update  as  of  December  31,  2003  (unaudited)



Exeter Fund, Inc.
Diversified Tax Exempt Series
                                                Total Return
                                            ----------------------
                                Growth of
Through                          $10,000                   Average
12/31/03                       Investment    Cumulative1   Annual1
------------------------------------------------------------------
One Year                       $    10,465        4.65%      4.65%
Five Year                      $    12,760       27.60%      4.99%
Inception                      $    16,518       65.18%      5.21%





Merrill Lynch Intermediate Municipal Bond Index2

                                                Total Return
                                            ----------------------
                                Growth of
Through                          $10,000                   Average
12/31/03                       Investment    Cumulative1   Annual1
------------------------------------------------------------------
One Year                       $    10,481        4.81%      4.81%
Five Year                      $    13,348       33.48%      5.94%
Inception                      $    17,597       75.97%      5.88%



The value of a $10,000 investment in the Exeter Fund, Inc. - Diversified Tax Exempt Series from its inception (2/14/94) to present (12/31/03) as compared to the Merrill Lynch Intermediate Municipal Bond Index.

<graphic>
<line  chart>

Data  for  line  chart  to  follow:



                  Exeter Fund, Inc.                   Merrill Lynch
Date        Diversified Tax Exempt Series   Intermediate Municipal Bond Index
2/14/1994   $                       10,000  $                           10,000
12/31/1994                           9,461                               9,709
12/31/1995                          11,003                              11,009
12/31/1996                          11,370                              11,520
12/31/1997                          12,270                              12,406
12/31/1998                          12,944                              13,183
12/31/1999                          12,340                              13,182
12/31/2000                          13,935                              14,453
12/31/2001                          14,453                              15,197
12/31/2002                          15,783                              16,789
12/31/2003                          16,518                              17,597



1Performance numbers for the Series and Index are calculated from February 14, 1994, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 300 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                             CREDIT
                                                                             RATING*    PRINCIPAL      VALUE
                                                                           (UNAUDITED)    AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES - 94.6%
ALABAMA - 2.5%
Bessemer Governmental Utility Services Corp., Water Supply,
Revenue Bond, MBIA, 5.20%, 6/1/2024                                        Aaa          $  500,000  $  524,490
Hoover Board of Education, Capital Outlay Warrants,
Special Tax Warrants, MBIA, 5.25%, 2/15/2017                               Aaa             500,000     547,230
Mobile County Board of School Commissioners, Capital
Outlay Warrants, G.O. Bond, Series B, AMBAC, 5.00%, 3/1/2018               Aaa             500,000     531,350
                                                                                                    ----------
                                                                                                     1,603,070
                                                                                                    ----------
ARIZONA - 3.1%
Maricopa County, Unified School District No. 097 Deer Valley,
Prerefunded Balance, G.O. Bond,  FGIC, 5.20%, 7/1/2007                     Aaa             115,000     119,679
Maricopa County, Unified School District No. 097 Deer Valley,
Unrefunded Balance, G.O. Bond,  FGIC, 5.20%, 7/1/2007                      Aaa             135,000     140,319
Salt River Project, Agricultural Improvement & Power District,
Certificate of Participation, MBIA, 5.00%, 12/1/2011                       Aaa           1,500,000   1,690,590
                                                                                                    ----------
                                                                                                     1,950,588
                                                                                                    ----------

CALIFORNIA - 2.6%
California State, G.O. Bond, 4.75%, 12/1/2028                              Baa1            795,000     746,473
Oak Grove School District, G.O. Bond, FSA, 5.25%, 8/1/2024                 Aaa             500,000     527,850
Wiseburn School District, G.O. Bond, Series A, FGIC, 5.25%, 8/1/2016       Aaa             330,000     363,587
                                                                                                    ----------
                                                                                                     1,637,910
                                                                                                    ----------

COLORADO - 3.1%
Broomfield, Water Activity, Enterprise Water, Revenue Bond, MBIA,
5.00%, 12/1/2015                                                           Aaa             700,000     766,332
Denver, City & County School District No. 1, G.O. Bond,
FGIC, 5.00%, 12/1/2023                                                     Aaa           1,000,000   1,034,540
El Paso County, School District No. 020, G.O. Bond, Series A, MBIA,
6.20%, 12/15/2007                                                          Aaa             160,000     184,366
                                                                                                    ----------
                                                                                                     1,985,238
                                                                                                    ----------

FLORIDA - 4.0%
Florida State, Jacksonville Transportation, G.O. Bond, ST GTD,
5.00%, 7/1/2027                                                            Aa2             710,000     721,715
Florida State Board of Education, Capital Outlay, G.O. Bond, Series A,
5.00%, 6/1/2027                                                            Aa2             750,000     762,195
Florida State Board of Education, Capital Outlay, Public Education, G.O.
Bond, Series 1994 C, MBIA, 5.60%, 6/1/2025                                 Aaa             135,000     144,538



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                          CREDIT
                                                                          RATING*    PRINCIPAL      VALUE
                                                                        (UNAUDITED)    AMOUNT     (NOTE 2)
-----------------------------------------------------------------------------------------------------------
FLORIDA (continued)
Hillsborough County, Capital Impt. Program, County Center Project,
Revenue Bond, Series B, MBIA, 5.125%, 7/1/2022                          Aaa          $  400,000  $  412,216
Tohopekaliga Water Authority, Utility System, Revenue Bond,
Series A, 5.00%, 10/1/2028                                              Aaa             510,000     525,239
                                                                                                 ----------
                                                                                                  2,565,903
                                                                                                 ----------

GEORGIA - 2.2%
Atlanta, G.O. Bond, 5.60%, 12/1/2018                                    Aa3             350,000     360,997
Atlanta, Water & Wastewater, Revenue Bond, Series A, 5.00%, 11/1/2033   Aaa             310,000     317,192
Georgia State, G.O. Bond, Series B, 5.65%, 3/1/2012                     Aaa             200,000     234,850
Rockdale County, Water & Sewer Authority, Revenue Bond, FSA,
5.00%, 7/1/2022                                                         Aaa             450,000     468,833
                                                                                                 ----------
                                                                                                  1,381,872
                                                                                                 ----------

HAWAII - 0.5%
Hawaii State, G.O. Bond, Series CH, 6.00%, 11/1/2007                    Aa3             260,000     296,150
                                                                                                 ----------

IDAHO - 0.2%
Ada & Canyon Counties, Joint School District No. 2
Meridian, G.O. Bond, 5.10%, 7/30/2005                                   Aa2             100,000     103,351
                                                                                                 ----------

ILLINOIS - 5.4%
Aurora, G.O. Bond, MBIA, 5.80%, 1/1/2012                                Aaa             190,000     198,858
Chicago, G.O. Bond, FGIC, 5.25%, 1/1/2027                               Aaa             250,000     259,530
Chicago, Neighborhoods Alive 21 Program, G.O. Bond,
FGIC, 5.375%, 1/1/2026                                                  Aaa             500,000     524,800
Chicago, School Finance Authority, G.O. Bond, Series A, MBIA,
5.00%, 6/1/2007                                                         Aaa             200,000     207,066
Cook County, G.O. Bond, Series A, FGIC, 5.00%, 11/15/2022               Aaa             750,000     781,740
Illinois State, Certificate of Participation, Series 1995A, MBIA,
5.60%, 7/1/2010                                                         Aaa             100,000     107,858
Illinois State, G.O. Bond, 5.00%, 12/1/2027                             Aa3             600,000     613,008
Madison & St. Clair Counties, School District No. 010 Collinsville,
G.O. Bond, FGIC, 5.125%, 2/1/2019                                       Aaa             500,000     535,635
Rock Island County, School District No. 041 Rock Island,
G.O. Bond, FSA, 5.125%, 12/1/2015                                       Aaa             200,000     218,448
                                                                                                 ----------
                                                                                                  3,446,943
                                                                                                 ----------

INDIANA - 2.5%
Avon, Community School Building Corp., Revenue
Bond, AMBAC, 5.25%, 1/1/2022                                            Aaa             925,000     984,015
Bloomington, Sewage Works, Revenue Bond, MBIA, 5.80%, 1/1/2011          Aaa             150,000     159,960
La Porte County, G.O. Bond, FGIC, 5.20%, 1/15/2018                      Aaa             300,000     324,276



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                               CREDIT
                                                                               RATING*    PRINCIPAL      VALUE
                                                                             (UNAUDITED)    AMOUNT     (NOTE 2)
---------------------------------------------------------------------------------------------------------------
INDIANA (continued)
Monroe, County Community School Corp., Revenue Bond, MBIA,
5.25%, 7/1/2016                                                              Aaa          $  125,000  $  136,814
                                                                                                      ----------
                                                                                                       1,605,065
                                                                                                      ----------

IOWA - 1.1%
Indianola, Community School District, G.O. Bond, FGIC, 5.20%, 6/1/2021       Aaa             425,000     456,288
Iowa City, Sewer, Revenue Bond, MBIA, 5.75%, 7/1/2021                        Aaa             250,000     270,457
                                                                                                      ----------
                                                                                                         726,745
                                                                                                      ----------

KANSAS - 2.5%
Derby, G.O. Bond, Series A, FSA, 5.00%, 6/1/2015                             Aaa             275,000     291,338
Johnson County, Unified School District No. 229, G.O.
Bond, Series A, 5.00%, 10/1/2014                                             Aa1             220,000     240,869
Johnson County, Unified School District No. 231, G.O.
Bond, Series A, FGIC, 5.75%, 10/1/2016                                       Aaa             500,000     583,010
Wyandotte County, School District No. 204 Bonner Springs, G.O. Bond,
Series A, FSA, 5.375%, 9/1/2015                                              Aaa             400,000     448,524
                                                                                                      ----------
                                                                                                       1,563,741
                                                                                                      ----------

KENTUCKY - 2.6%
Jefferson County, School District Finance Corp., School Building,
Revenue Bond, Series A, MBIA, 5.00%, 2/1/2011                                Aaa             300,000     324,729
Kentucky State Turnpike Authority, Economic Development,
Revenue Bond, AMBAC, 6.50%, 7/1/2008                                         Aaa             250,000     293,010
Louisville & Jefferson County, Metropolitan Sewer District & Drain System,
Revenue Bond, Series A, FGIC, 5.20%, 5/15/2026                               Aaa           1,000,000   1,019,800
                                                                                                      ----------
                                                                                                       1,637,539
                                                                                                      ----------

LOUISIANA - 1.2%
New Orleans, Sewage Service, Revenue Bond, FGIC, 5.25%, 6/1/2012             Aaa             300,000     331,857
Orleans Parish, Parishwide School District, G.O. Bond,
Series A, FGIC, 5.125%, 9/1/2016                                             Aaa             400,000     433,976
                                                                                                         765,833

MAINE - 1.6%
Kennebec, Water District, Revenue Bond, FSA, 5.125%, 12/1/2021               Aaa             750,000     797,670
Portland, G.O. Bond, 6.20%, 4/1/2006                                         Aa1             200,000     206,560
                                                                                                      ----------
                                                                                                       1,004,230
                                                                                                      ----------

MARYLAND - 1.1%
Baltimore, Water Project, Revenue Bond, Series A, FGIC, 5.55%, 7/1/2009      Aaa             260,000     299,647



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                       CREDIT
                                                                       RATING*    PRINCIPAL      VALUE
                                                                     (UNAUDITED)    AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------------------------------
MARYLAND (continued)
Prince Georges County, Public Impt., G.O. Bond, MBIA,
5.00%, 3/15/2014                                                     Aaa          $  200,000  $  205,608
Washington County, Public Impt., G.O. Bond, FGIC, 4.875%, 1/1/2010   Aaa             200,000     204,000
                                                                                              ----------
                                                                                                 709,255
                                                                                              ----------


MASSACHUSETTS - 3.9%
Lowell, State Qualified, G.O. Bond, AMBAC, 5.00%, 2/1/2020           Aaa             500,000     529,545
Martha's Vineyard, Regional High School District No. 100,
G.O. Bond, AMBAC, 6.70%, 12/15/2014                                  Aaa             200,000     214,698
Massachusetts Bay Transportation Authority, General Transportation
System,  Revenue Bond, Series B, FSA, 5.25%, 3/1/2026                Aaa             500,000     524,160
Massachusetts Municipal Wholesale Electric Co., Power Supply
System, Revenue Bond, Series A, AMBAC, 5.00%, 7/1/2017               Aaa             200,000     207,930
Massachusetts State, G.O. Bond, Series C, AMBAC, 5.75%, 8/1/2010     Aaa             400,000     466,456
Plymouth, G.O. Bond, MBIA, 5.25%, 10/15/2020                         Aaa             100,000     108,764
Richmond, G.O. Bond, MBIA, 5.00%, 4/15/2021                          Aaa             400,000     417,624
                                                                                              ----------
                                                                                               2,469,177
                                                                                              ----------

MICHIGAN - 3.2%
Comstock Park, Public Schools, G.O. Bond, FSA, 5.50%, 5/1/2011       Aaa             150,000     162,099
Holly, Area School District, G.O. Bond, FGIC, 5.00%, 5/1/2022        Aaa             500,000     520,770
Hudsonville, Public Schools, G.O. Bond, FGIC, 5.15%, 5/1/2027        Aaa             225,000     229,975
Lincoln Park, School District, G.O. Bond, FGIC, 5.00%, 5/1/2026      Aaa             480,000     487,435
Oakland County, George W. Kuhn Drain District,
G.O. Bond, Series B, 5.375%, 4/1/2021                                Aaa             475,000     519,066
St. Joseph County, Sewer Disposal Systems - Constantine,
G.O. Bond, FSA, 5.00%, 4/1/2012                                      AAA1            100,000     107,637
                                                                                              ----------
                                                                                               2,026,982
                                                                                              ----------

MINNESOTA - 2.5%
Albert Lea, Independent School District No. 241, G.O. Bond, MBIA,
5.00%, 2/1/2018                                                      Aaa             500,000     526,220
Big Lake, Independent School District No. 727, G.O. Bond, MBIA,
5.50%, 2/1/2014                                                      Aaa             500,000     552,795
Minneapolis, G.O. Bond, Series B, 5.20%, 3/1/2013                    Aa1             300,000     317,424



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                                CREDIT
                                                                                RATING*    PRINCIPAL      VALUE
                                                                              (UNAUDITED)    AMOUNT     (NOTE 2)
-----------------------------------------------------------------------------------------------------------------
MINNESOTA (continued)
Western Minnesota, Municipal Power Agency, Revenue
Bond, 6.625%, 1/1/2016                                                        Aaa          $  175,000  $  215,444
                                                                                                       ----------
                                                                                                        1,611,883
                                                                                                       ----------

MISSISSIPPI - 2.9%
Biloxi, Public School District, Revenue Bond, MBIA, 5.00%, 4/1/2017           Aaa             500,000     535,040
De Soto County, School District, G.O. Bond, FSA, 5.00%, 2/1/2013              Aaa           1,000,000   1,106,050
Mississippi State, G.O. Bond, 6.30%, 12/1/2006                                Aa3             200,000     209,542
                                                                                                       ----------
                                                                                                        1,850,632
                                                                                                       ----------

MONTANA - 0.3%
Montana State, Long Range Building Program, G.O. Bond, Series A,
4.875%, 8/1/2010                                                              Aa3             200,000     200,628
                                                                                                       ----------

NEVADA - 4.2%
Clark County, Transportation, G.O. Bond, Series A, FGIC, 4.50%, 12/1/2019     Aaa             500,000     505,680
Clark County, Public Facilities, G.O. Bond, Series C, FGIC, 5.00%, 6/1/2024   Aaa             425,000     435,969
Nevada State, Project No. 42, G.O. Bond, 5.70%, 9/1/2008                      Aa2             200,000     208,176
Nevada State, Project Nos. 66 & 67, G.O. Bond,
Series A, FGIC, 5.00%, 5/15/2028                                              Aaa             750,000     760,507
Truckee Meadows, Water Authority, Revenue Bond, Series A,
FSA, 5.00%, 7/1/2025                                                          Aaa             750,000     765,983
                                                                                                       ----------
                                                                                                        2,676,315
                                                                                                       ----------

NEW HAMPSHIRE - 0.3%
New Hampshire State, G.O. Bond, 6.60%, 9/1/2014                               Aa2             200,000     209,352
                                                                                                       ----------

NEW JERSEY - 1.2%
Jersey City, Water, G.O. Bond, FSA, 5.50%, 3/15/2011                          Aaa             225,000     252,054
North Hudson, Sewerage Authority, Revenue Bond, FGIC, 5.25%, 8/1/2016         AAA1            250,000     270,043
West Windsor-Plainsboro, Regional School District,
G.O. Bond, FGIC, 5.25%, 12/1/2004                                             Aaa             250,000     259,740
                                                                                                       ----------
                                                                                                          781,837
                                                                                                       ----------

NEW YORK - 2.5%
Orange County, G.O. Bond, 5.125%, 9/1/2024                                    Aa1             500,000     515,700
Orange County, G.O. Bond, Series A, 3.00%, 11/1/2006                          Aa1             500,000     518,320
Spencerport, Central School District, G.O. Bond, FSA, 5.00%, 11/15/2012       Aaa             350,000     392,882
Westchester County, Prerefunded Balance, G.O. Bond, 4.75%, 11/15/2016         Aaa              15,000      16,433



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                          CREDIT
                                                                          RATING*    PRINCIPAL      VALUE
                                                                        (UNAUDITED)    AMOUNT     (NOTE 2)
-----------------------------------------------------------------------------------------------------------
NEW YORK (continued)
Westchester County, Unrefunded Balance, G.O. Bond, 4.75%, 11/15/2016    Aaa          $  135,000  $  139,852
                                                                                                 ----------
                                                                                                  1,583,187
                                                                                                 ----------

NORTH CAROLINA - 2.7%
Cary, G.O. Bond, 5.00%, 3/1/2018                                        Aaa             700,000     757,400
Raleigh, G.O. Bond, 4.40%, 6/1/2017                                     Aaa             250,000     259,340
Union County, G.O. Bond, Series B, FGIC, 5.30%, 3/1/2013                Aaa             250,000     280,948
Wilson, G.O. Bond, AMBAC, 5.10%, 6/1/2019                               Aaa             400,000     431,468
                                                                                                 ----------
                                                                                                  1,729,156
                                                                                                 ----------

OHIO - 3.4%
Cleveland, Various Purposes, G.O. Bond, 5.00%, 12/1/2012                Aaa           1,140,000   1,284,586
Oak Hills, Local School District, G.O. Bond, MBIA, 5.125%, 12/1/2025    Aaa             490,000     510,747
Springfield, City School District, G.O. Bond,
FGIC, 5.20%, 12/1/2023                                                  Aaa             325,000     346,860
                                                                                                 ----------
                                                                                                  2,142,193
                                                                                                 ----------

OKLAHOMA - 1.2%
Oklahoma State Turnpike Authority, Revenue Bond,
Series A, FGIC, 5.00%, 1/1/2023                                         Aaa             750,000     779,025
                                                                                                 ----------

OREGON - 2.7%
Josephine County, Unit School District Three Rivers, G.O. Bond,
FSA, 5.25%, 6/15/2017                                                   Aaa             825,000     904,423
Salem, Pedestrian Safety Impts., G.O. Bond, FGIC, 5.50%, 5/1/2010       Aaa             255,000     275,507
Washington County, School District No. 015 Forest Grove, G.O. Bond,
FSA, 5.50%, 6/15/2017                                                   Aaa             500,000     561,350
                                                                                                 ----------
                                                                                                  1,741,280
                                                                                                 ----------

PENNSYLVANIA - 3.5%
Beaver County, G.O. Bond, MBIA, 5.15%, 10/1/2017                        Aaa             300,000     326,034
Cambria County, G.O. Bond, Series A, FGIC, 6.10%, 8/15/2016             Aaa             350,000     366,926
Pennsylvania, State Turnpike Commission, Revenue Bond, AMBAC,
5.375%, 7/15/2019                                                       Aaa             530,000     583,933
Philadelphia, State Water & Wastewater, Revenue Bond, MBIA,
5.60%, 8/1/2018                                                         Aaa             150,000     161,412
Pittsburgh, Water & Sewer Authority, Water & Sewer Systems,
Revenue Bond, Series C, FSA, 5.125%, 9/1/2023                           Aaa             750,000     785,640
                                                                                                 ----------
                                                                                                  2,223,945
                                                                                                 ----------

SOUTH CAROLINA - 5.4%
Beaufort County, School District, G.O. Bond, Series A,
SCSDE, 5.00%, 3/1/2020                                                  Aa1             500,000     526,110



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                              CREDIT
                                                                              RATING*    PRINCIPAL      VALUE
                                                                            (UNAUDITED)    AMOUNT     (NOTE 2)
--------------------------------------------------------------------------------------------------------------
SOUTH CAROLINA (continued)
Orangeburg County, Consolidated School District 5, G.O. Bond,
SCSDE, 5.625%, 3/1/2019                                                     Aa1          $  800,000  $  900,360
South Carolina, Transportation Infrastructure Bank Revenue, Revenue Bond,
Series A, AMBAC, 5.25%, 10/1/2021                                           Aaa           1,500,000   1,617,300
South Carolina State, State Highway, G.O. Bond, Series B,
5.625%, 7/1/2010                                                            Aaa             350,000     390,747
                                                                                                     ----------
                                                                                                      3,434,517
                                                                                                     ----------

SOUTH DAKOTA - 1.0%
Rapid City, Area School District No. 51-4, Capital Outlay Certificates,
G.O. Bond, FSA, 4.75%, 1/1/2018                                             Aaa             650,000     663,760
                                                                                                     ----------

TENNESSEE - 2.9%
Cleveland, Water & Sewer, G.O. Bond, FGIC, 5.35%, 9/1/2023                  Aaa             450,000     478,665
Johnson City, School Sales Tax, G.O. Bond, AMBAC, 6.70%, 5/1/2021           Aaa             350,000     390,540
Rhea County, G.O. Bond, MBIA, 5.00%, 4/1/2018                               Aaa             950,000   1,009,803
                                                                                                     ----------
                                                                                                      1,879,008
                                                                                                     ----------

TEXAS - 4.8%
Brazoria County, G.O. Bond, FGIC, 4.75%, 9/1/2011                           Aaa             445,000     474,521
McKinney, Waterworks & Sewer, Revenue Bond, FGIC,
4.75%, 3/15/2024                                                            Aaa           1,000,000   1,009,230
North Texas, Municipal Water District, Regional Wastewater, Revenue Bond,
FSA, 5.00%, 6/1/2012                                                        Aaa             150,000     162,696
Richardson, Independent School District, G.O. Bond, Series B,
PSF-GTD, 5.00%, 2/15/2021                                                   Aaa             500,000     522,285
Southlake, Waterworks & Sewer System, G.O. Bond, AMBAC, 5.30%,
2/15/2011                                                                   Aaa             350,000     374,024
Waller, Consolidated Independent School District, G.O. Bond,
PSF-GTD, 4.75%, 2/15/2023                                                   Aaa             500,000     505,395
                                                                                                     ----------
                                                                                                      3,048,151
                                                                                                     ----------

UTAH - 0.4%
Alpine, School District, G.O. Bond, FGIC, 5.375%, 3/15/2009                 Aaa             250,000     274,292
                                                                                                     ----------
VIRGINIA - 0.9%
Richmond, G.O. Bond, Series B, FSA, 4.75%, 7/15/2023                        Aaa             400,000     407,992
Spotsylvania County, Water & Sewer Systems, Revenue
Bond, MBIA, 5.25%, 6/1/2016                                                 Aaa             130,000     143,283
                                                                                                     ----------
                                                                                                        551,275
                                                                                                     ----------

WASHINGTON - 3.3%
Franklin County, G.O. Bond, FGIC, 5.125%, 12/1/2022                         Aaa           1,000,000   1,054,700
King County, G.O. Bond, Series B, MBIA, 5.00%, 1/1/2030                     Aaa             400,000     405,584



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                                CREDIT
                                                                                RATING*    PRINCIPAL      VALUE
                                                                              (UNAUDITED) AMOUNT/SHARES  (NOTE 2)
------------------------------------------------------------------------------------------------------------------
WASHINGTON (continued)
Seattle, G.O. Bond, Series A, 5.75%, 1/15/2020                                Aa1          $  230,000  $   245,744
Washington State, G.O. Bond, Series A, 5.00%, 1/1/2023                        Aa1             410,000      422,214
                                                                                                        ----------
                                                                                                         2,128,242
                                                                                                        ----------

WISCONSIN - 5.2%
East Troy, School District, G.O. Bond, Series A, MBIA, 4.625%,
10/1/2011                                                                     Aaa             400,000      415,140
Kenosha, G.O. Bond, Series B, FSA, 5.00%, 9/1/2011                            Aaa             765,000      859,753
Oshkosh, Corporate Purposes, G.O. Bond, Series A, FGIC, 5.05%, 12/1/2021      Aaa             450,000      471,906
Stoughton, Area School District, G.O. Bond, FGIC, 4.875%, 4/1/2016            Aaa             500,000      530,175
Two Rivers, Public School District, G.O. Bond, FSA, 5.625%, 3/1/2019          Aaa             415,000      480,375
Washington County, Workforce Development Center, G.O. Bond, 3.75%, 3/1/2007   Aa2              25,000       26,302
West De Pere, School District, G.O. Bond, Series A, FSA, 5.25%, 10/1/2017     Aaa             500,000      549,980
                                                                                                        ----------
                                                                                                         3,333,631
                                                                                                        ----------

TOTAL MUNICIPAL SECURITIES
(Identified Cost $56,721,174)                                                                           60,321,901
                                                                                                        ----------

SHORT-TERM INVESTMENTS - 4.3%
Dreyfus Municipal Reserves - Class R
(Identified Cost $2,737,708)                                                                2,737,708    2,737,708
                                                                                                        ----------

TOTAL INVESTMENTS - 98.9%
(Identified Cost $59,458,882)                                                                           63,059,609
OTHER ASSETS, LESS LIABILITIES - 1.1%                                                                      693,901
                                                                                                       -----------
NET ASSETS - 100%                                                                                      $63,573,510
                                                                                                       ===========


KEY:
G.O. Bond - General Obligation Bond                                           PSF-GTD (Permanent School Fund Guaranteed)
Impt. - Improvement                                                           SCSDE   (South Carolina School District Enhancement)
No. - Number                                                                  ST GTD  (State Guaranteed)


Scheduled principal and interest payments are guaranteed by:
AMBAC     (AMBAC Assurance Corporation)                                       FSA     (Financial Security Assurance)
FGIC      (Financial Guaranty Insurance Company)                              MBIA    (MBIA, Inc.)
The insurance does not guarantee the market value of the municipal bonds.

*Credit Ratings from Moody's (unaudited)
1Credit Ratings from S&P (unaudited)




The Series' portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: FGIC - 27.0%; MBIA - 19.8%; FSA - 18.8%; AMBAC - 10.4%.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES

DECEMBER  31,  2003




ASSETS:
Investments, at value (identified cost $59,458,882) (Note 2)  $63,059,609
Interest receivable                                               776,276
Receivable for fund shares sold                                   656,666
Dividends receivable                                                  910
                                                              -----------
TOTAL ASSETS                                                   64,493,461
                                                              -----------

LIABILITIES:

Accrued management fees (Note 3)                                   26,480
Accrued transfer agent fees (Note 3)                                5,620
Accrued fund accounting fees (Note 3)                               5,236
Payable for fund shares repurchased                               678,572
Audit fees payable                                                 23,146
Other payables and accrued expenses                                   897
                                                              -----------
TOTAL LIABILITIES                                                 739,951
                                                              -----------
TOTAL NET ASSETS                                              $63,753,510
                                                              ===========

NET ASSETS CONSIST OF:

Capital stock                                                 $    57,772
Additional paid-in-capital                                     59,350,637
Undistributed net investment income                               744,374
Net unrealized appreciation on investments                      3,600,727
                                                              -----------
TOTAL NET ASSETS                                              $63,753,510
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($63,753,510/5,777,245 shares)                $     11.04
                                                              ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003


INVESTMENT INCOME:
Interest                                               $2,546,323
Dividends                                                  17,743
                                                      -----------
Total Investment Income                                 2,564,066
                                                      -----------

EXPENSES:

Management fees (Note 3)                                  278,330
Fund accounting fees (Note 3)                              65,215
Transfer agent fees (Note 3)                               33,170
Directors' fees (Note 3)                                    6,800
Custodian fees                                             10,500
Miscellaneous                                              39,713
                                                      -----------
Total Expenses                                            433,728
                                                      -----------
NET INVESTMENT INCOME                                   2,130,338
                                                      -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments                          319,082
Net change in unrealized appreciation on investments      125,002
                                                      -----------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                               444,084
                                                      -----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                             $2,574,422
                                                      ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS



                                                        FOR THE       FOR THE
                                                       YEAR ENDED    YEAR ENDED
                                                        12/31/03      12/31/02
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                 $ 2,130,338   $ 2,228,757
Net realized gain on investments                          319,082       423,851
Net change in unrealized appreciation on
investments                                               125,002     2,210,259
                                                     ------------  ------------
Net increase from operations                            2,574,422     4,862,867
                                                     ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 7):

From net investment income                             (1,999,555)   (2,070,397)
From net realized gain on investments                    (326,217)     (408,877)
                                                     ------------  ------------
Total distributions to shareholders                    (2,325,772)   (2,479,274)
                                                     ------------  ------------
CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase (decrease) from capital share
transactions (Note 5)                                   8,336,031      (480,693)
                                                     ------------  ------------
Net increase in net assets                              8,584,681     1,902,900

NET ASSETS:

Beginning of year                                      55,168,829    53,265,929
                                                     ------------  ------------
END OF YEAR (including undistributed net investment
income of $744,374 and $604,780, respectively)        $63,753,510   $55,168,829
                                                     ============  ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS




                                                                        FOR THE YEARS ENDED
                                                   12/31/03          12/31/02    12/31/01    12/31/00    12/31/99
                                             --------------------  ----------   ---------   ---------  -----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):

NET ASSET VALUE - BEGINNING OF YEAR          $              11.00   $   10.54   $   10.57   $    9.74   $   10.73
                                             --------------------  ----------   ---------   ---------  -----------

Income (loss) from investment operations:
Net investment income                                        0.41        0.44        0.45        0.43        0.48
Net realized and unrealized gain (loss) on
investments                                                  0.10        0.51       (0.06)       0.81       (0.97)
                                             --------------------  ----------   ---------   ---------  -----------
Total from investment operations                             0.51        0.95        0.39        1.24       (0.49)
                                             --------------------  ----------   ---------   ---------  -----------
Less distributions to shareholders:
From net investment income                                  (0.41)      (0.41)      (0.41)      (0.41)      (0.49)
From net realized gain on investments                       (0.06)      (0.08)      (0.01)         --       (0.01)
                                             --------------------  ----------   ---------   ---------  -----------
Total distributions to shareholders                         (0.47)      (0.49)      (0.42)      (0.41)      (0.50)
                                             --------------------  ----------   ---------   ---------  -----------
NET ASSET VALUE - END OF YEAR                $              11.04   $   11.00   $   10.54   $   10.57   $    9.74
                                             ====================  ==========   =========   =========  ===========
Total return1                                                4.65%       9.21%       3.72%      12.92%     (4.67%)

RATIOS (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA:
Expenses                                                     0.78%       0.82%       0.78%       0.76%       0.68%
Net investment income                                        3.83%       4.07%       4.26%       4.55%       4.50%

Portfolio turnover                                              7%         11%          3%          1%          6%

NET ASSETS - END OF YEAR (000's omitted)     $             63,754   $  55,169   $  53,266   $  46,649   $  29,761
                                             ====================  ==========   =========   =========  ===========



1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.     ORGANIZATION

Diversified Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund's Advisor is Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management. Shares of the Series are offered to investors, employees and clients of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2003, 960 million shares have been designated in total among 18 series, of which 50 million have been designated as Diversified Tax Exempt Series common stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts, is earned from settlement date and accrued daily. Expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.


FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services through October 31, 2003, the Fund paid the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services through October 31, 2003, the Series paid an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

Effective November 1, 2003, the Master Services Agreement, which covers accounting services and transfer agent services between the Fund and the Advisor, was amended. Under the amended agreement, for providing these services, the Fund will pay the Advisor an annual fee of 0.15% of the Fund's net assets up to $900 million, 0.11% for the Fund's net assets between $900 million and $1.5 billion, and 0.07% for the Fund's net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses will be charged. Expenses not directly attributable to a series will be allocated based on each series' relative net assets. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

Notes  to  Financial  Statements

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2003, purchases and sales of securities, other than short-term securities, were $11,765,618 and $3,640,135, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Diversified  Tax  Exempt  Series  were:



                        For the Year                  For the Year
                       Ended 12/31/03                Ended 12/31/02
                -----------------------------   -------------------------
                   Shares         Amount           Shares      Amount
                ------------  ---------------   ----------   ------------
Sold              1,496,388   $    16,440,087    1,312,231   $ 14,172,365
Reinvested          200,366         2,212,673      215,401      2,330,376
Repurchased        (933,712)      (10,316,729)  (1,564,949)   (16,983,434)
                ------------  ---------------   ----------   ------------
Total               763,042   $     8,336,031      (37,317)  $   (480,693)
                ============  ===============   ==========   ============



Substantially all of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2003.

7.     FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The  tax  character  of  distributions  paid  were  as  follows:



                          For the Year     For the Year
                         Ended 12/31/03   Ended 12/31/02
                        ----------------  ---------------
Ordinary income          $        18,348  $        19,214
Tax exempt income              1,982,106        2,068,442
Long-term capital gains          325,318          391,618



Pursuant to section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gain for its taxable year ended December 31, 2003. In addition, the Series hereby designates the tax exempt income disclosed above as tax exempt dividends for the year ended December 31, 2003.

Notes  to  Financial  Statements

7.     FEDERAL  INCOME  TAX  INFORMATION  (continued)

At December 31, 2003, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:



Cost for federal income tax purposes  $59,398,045

Unrealized appreciation                $3,688,214
Unrealized depreciation                   (26,650)
                                       -----------
Net unrealized appreciation            $3,661,564
Undistributed tax-exempt income           683,537

Report  of  Independent  Auditors

TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF DIVERSIFIED TAX EXEMPT SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Tax Exempt Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.


/S/  PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
FEBRUARY  11,  2004

Directors'  and  Officers'  Information  (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.



Name:                                             B. Reuben Auspitz*
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              56
Current Position(s) Held with Fund:               Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:           N/A - Vice President 1984 - 2003; President since 2004
Principal Occupation(s) During Past 5 Years:      Executive Vice President, Director & Executive Group Member***,
                                                  Manning & Napier Advisors, Inc.; Treasurer, Manning & Napier Advisory Advantage
                                                  Corp., 1990-2003; Treasurer, Exeter Advisors, Inc., 2000-2003; Holds one or more of the following titles for various subsidiaries and affiliates: President,
                                                  Director, Chairman or Member
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Jeffrey S. Coons, Ph.D.
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              40
Current Position(s) Held with Fund:               Vice President
Term of Office & Length of Time Served:           N/A - Since 2004
Principal Occupation(s) During Past 5 Years:      Co-Director of Research & Executive Group Member***,
                                                  Manning & Napier Advisors, Inc.; Managing Director - Risk Management, 7/93 -
                                                  9/02; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:18
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Martin Birmingham
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              82
Current Position(s) Held with Fund:               Director
Term of Office & Length of Time Served:           N/A - Since 1994
Principal Occupation(s) During Past 5 Years:      Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Harris H. Rusitzky
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              68
Current Position(s) Held with Fund:               Director, Audit Committee Member
Term of Office & Length of Time Served:           N/A - Since 1985
Principal Occupation(s) During Past 5 Years:      President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------

Directors'  and  Officers'  Information  (unaudited)



Name:                                             Peter L. Faber
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              65
Current Position(s) Held with Fund:               Director
Term of Office & Length of Time Served:           N/A - Since 1987
Principal Occupation(s) During Past 5 Years:      Partner, McDermott, Will & Emery (law firm)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    New York City Partnership & Chamber of Commerce, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Stephen B. Ashley
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              63
Current Position(s) Held with Fund:               Director, Audit Committee Member
Term of Office & Length of Time Served:           N/A - Since 1996
Principal Occupation(s) During Past 5 Years:      Chairman, Director, President & Chief Executive Officer,
                                                  The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    Genesee Corp.
                                                  The Ashley Group
                                                  Fannie Mae
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Christine Glavin
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              37
Current Position(s) Held with Fund:               Principal Financial Officer, Chief Financial Officer
Term of Office & Length of Time Served:           N/A - Since 2001
Principal Occupation(s) During Past 5 Years:      Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Jodi L. Hedberg
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              36
Current Position(s) Held with Fund:               Corporate Secretary
Term of Office & Length of Time Served:           N/A - Since 1997
Principal Occupation(s) During Past 5 Years:      Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Alaina V. Metz
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              36
Current Position(s) Held with Fund:               Special Assistant Secretary
Term of Office & Length of Time Served:           N/A - Since 2002
Principal Occupation(s) During Past 5 Years:      Vice President, BISYS
Number of Portfolios Overseen within Fund Complex:18
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------


*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.
***The Executive Group, which consists of six members, performs the duties of the Office of the President, effective May 1, 2003.

Exeter  Fund,  Inc.
Annual  Report
December  31,  2003

Ohio  Tax  Exempt  Series

Management  Discussion  and  Analysis  (unaudited)


Dear  Shareholders:

If one were to describe the municipal bond market in 2003, it would be reasonable to describe it as a market that was being pulled in one direction at the same time that it was being pushed in another. The relative health of the economy tended to pull municipal yields in one direction, while the fiscal health of the municipalities tended to push them in the other.

During the first half of the year, a relatively weak economy exerted a positive influence on the market, while the deteriorating fiscal condition of most state and local entities was a negative factor. During the second half of the year, renewed optimism about the economy pushed municipal yields higher. However, they did not rise as much as U.S. Treasury yields because the optimism about the economy suggested that the worst of the fiscal problems in the municipal market were probably behind us. All in all, total returns in the municipal market were nicely positive during the year. Unfortunately, most of these gains came during the first part of the year. During the last six months of 2003, municipal returns were a paltry 1% to 2%.

What changed? With the winding down of the Iraqi conflict and the decline in interest rates that led to a blizzard of mortgage refinancings, consumer confidence bounced back from its lows. Consumers were also buoyed by the Bush tax cuts, which returned an estimated $76 billion to taxpayers during the second half of 2003. That allowed consumer spending to improve from a year-over-year growth rate of 2% to a more robust rate of 4%.

The consumer was not the only sector of the economy that did well during the second half of 2003. Business investment, the sector of the economy that had been both the engine of growth during the last expansion as well as the reason why the economy slipped into its last recession, exhibited signs of renewed strength during the last half of 2003. That reversal was triggered by a much stronger profit picture. Not only had profits moved up from their recession lows, they surpassed the highs that they set during the last expansion. There is a strong correlation between profits and business investment and that relationship held true during 2003.

There was another factor that influenced the economy during the last six months of 2003, and because of that also influenced the municipal market. That was the value of the dollar. It had been depreciating against most currencies since the start of 2002. That decline, especially against the euro, continued during the second half of the year. When the dollar declines, export growth tends to exceed import growth, albeit with a lag, and this acts as a net positive to the rate of economic growth.

The performance of the Ohio Tax Exempt Series tracked the performance of the market indices during the second half of 2003 with a return of 1.02%. The fact that the Series was invested with a higher quality bias kept it away from the more esoteric bonds that struggled early in 2003. The higher quality bias should continue to serve the Series well going forward because while the worst may be behind the municipal market regarding the credit environment, state and local governments still have a long way to go before their fiscal situations are fully repaired.

As always, we appreciate your business and we wish you all the best for the new year.

Sincerely,

Exeter  Asset  Management

Management  Discussion  and  Analysis  (unaudited)

<graphic>
<pie  chart>



Portfolio Composition1 - As of 12/31/03
General Obligation Bonds                   87.4%
Revenue Bonds                              12.6%



1As a percentage of municipal securities.


<graphic>
<pie chart>




Quality Ratings2 - As of 12/31/03
Aaa                                82.6%
Aa                                 17.4%



2Using  Moody's  Ratings,  as  a  percentage  of  municipal  securities.

Performance  Update  as  of  December 31,  2003  (unaudited)



Exeter Fund, Inc.
Ohio Tax Exempt Series
                                            Total Return
                                      ----------------------
                         Growth of
Through                   $10,000                   Average
12/31/03                Investment    Cumulative1   Annual1
------------------------------------------------------------
One Year                $    10,423          4.23%     4.23%
Five Year               $    12,517         25.17%     4.59%
Inception               $    16,124         61.24%     4.95%






Merrill Lynch Intermediate Municipal Bond Index2

                                                                    Total Return
                                                                ----------------------
                                                   Growth of
Through                                             $10,000                   Average
12/31/03                                          Investment    Cumulative1   Annual1
--------------------------------------------------------------------------------------
One Year                                          $    10,481          4.81%     4.81%
Five Year                                         $    13,348         33.48%     5.94%
Inception                                         $    17,597         75.97%     5.88%



The value of a $10,000 investment in the Exeter Fund, Inc. - Ohio Tax Exempt Series from its inception (2/14/94) to present (12/31/03) as compared to the Merrill Lynch Intermediate Municipal Bond Index.

<graphic>
<line  chart>

Data  for  line  chart  to  follow:



               Exeter Fund, Inc.               Merrill Lynch
Date        Ohio Tax Exempt Series   Intermediate Municipal Bond Index
2/14/1994   $                10,000  $                           10,000
12/31/1994                    9,377                               9,709
12/31/1995                   10,985                              11,009
12/31/1996                   11,331                              11,520
12/31/1997                   12,228                              12,406
12/31/1998                   12,882                              13,183
12/31/1999                   12,229                              13,182
12/31/2000                   13,721                              14,453
12/31/2001                   14,294                              15,197
12/31/2002                   15,470                              16,789
12/31/2003                   16,124                              17,597



1Performance numbers for the Series and Index are calculated from February 14, 1994, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 300 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT PORTFOLIO - DECEMBER 31, 2003






                                                                          CREDIT
                                                                          RATING*    PRINCIPAL     VALUE
                                                                        (UNAUDITED)    AMOUNT    (NOTE 2)
---------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL SECURITIES - 96.7%
Amherst Police & Jail Facility, G.O. Bond, MBIA, 5.375%, 12/1/2012      Aaa          $   50,000  $ 51,130
Avon Lake, G.O. Bond, 6.00%, 12/1/2009                                  Aa3              40,000    41,814
Bedford Heights, G.O. Bond, Series A, AMBAC, 5.65%, 12/1/2014           Aaa              60,000    70,723
Chagrin Falls Exempt Village School District, G.O. Bond,
5.55%, 12/1/2022                                                        Aa3             100,000   110,777
Cleveland Heights & University Heights County School District,
Library Impt., G.O. Bond, 5.125%, 12/1/2026                             Aa3             200,000   207,158
Cleveland Waterworks, Revenue Bond, Series I, FSA, 5.00%, 1/1/2028      Aaa             265,000   270,432
Delaware City School District, Construction & Impt., G.O.
Bond, Series B, FGIC, 5.20%, 12/1/2016                                  Aaa             100,000   104,127
Delaware City School District, G.O. Bond, FSA, 5.00%, 12/1/2025         AAA1            300,000   308,067
Dublin City School District, School Facilities Construction & Impt.,
G.O. Bond, 5.375%, 12/1/2017                                            Aa3             350,000   390,789
Eaton City School District, G.O. Bond, FGIC, 5.00%, 12/1/2029           Aaa             200,000   206,306
Erie County, G.O. Bond, FGIC, 4.75%, 10/1/2019                          Aaa             175,000   179,398
Fairfield County, Building Impt., G.O. Bond, 5.00%, 12/1/2018           Aa3             250,000   266,270
Garfield Heights City School District, School Impt.,
G.O. Bond, MBIA, 5.00%, 12/15/2026                                      Aaa             250,000   257,097
Genoa Area Local School District, G.O. Bond, FGIC, 5.40%, 12/1/2027     Aaa             150,000   163,162
Greene County Sewer System, Governmental Enterprise, Revenue Bond,
AMBAC, 5.625%, 12/1/2025                                                Aaa             235,000   259,741
Highland Local School District, School Impt., G.O. Bond,
FSA, 5.00%, 12/1/2009                                                   Aaa             190,000   213,556
Hilliard School District, G.O. Bond, Series A, FGIC, 5.00%, 12/1/2020   Aaa             225,000   238,491
Kettering City School District, School Impt., G.O. Bond,
FGIC, 5.25%, 12/1/2022                                                  Aaa              60,000    63,705
Kings Local School District, G.O. Bond, FGIC, 5.50%, 12/1/2021          Aaa             115,000   121,872
Lakota Local School District, G.O. Bond, AMBAC, 5.75%, 12/1/2006        Aaa              50,000    53,723
Licking County Joint Vocational School District, School Facilities
Construction & Impt., G.O. Bond, MBIA, 5.00%, 12/1/2007                 Aaa             500,000   554,175
Lorain City School District, Classroom Facilities Impt.,
G.O. Bond, MBIA, 4.75%, 12/1/2025                                       Aaa             400,000   404,748
Loveland City School District, G.O. Bond, Series A,
MBIA, 5.00%, 12/1/2024                                                  Aaa             200,000   206,038



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT PORTFOLIO - DECEMBER 31, 2003






                                                                            CREDIT
                                                                            RATING*    PRINCIPAL    VALUE
                                                                          (UNAUDITED)    AMOUNT    (NOTE 2)
-----------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL SECURITIES (continued)
Mansfield City School District, Various Purposes, G.O. Bond,
MBIA, 5.75%, 12/1/2022                                                    Aaa          $  250,000  $282,645
Marysville Exempt Village School District, G.O. Bond,
MBIA, 5.75%, 12/1/2023                                                    Aaa             315,000   344,267
Medina City School District, G.O. Bond, FGIC, 5.00%, 12/1/2018            Aaa             150,000   159,931
Mentor, G.O. Bond, 5.25%, 12/1/2017                                       Aa3             100,000   109,553
Mississinawa Valley Local School District, Classroom Facilities,
G.O. Bond, FSA,  5.75%, 12/1/2022                                         Aaa             205,000   233,440
Montgomery County, G.O. Bond, 5.30%, 9/1/2007                             Aa2              65,000    65,868
North Canton City School District, G.O. Bond, AMBAC, 5.85%, 12/1/2007     Aaa              40,000    42,544
North Olmsted, G.O. Bond, AMBAC, 5.00%, 12/1/2016                         Aaa             125,000   134,886
Northwood Local School District, G.O. Bond, AMBAC, 5.55%, 12/1/2006       Aaa              65,000    71,817
Northwood Local School District, G.O. Bond, AMBAC, 6.20%, 12/1/2013       Aaa              40,000    42,560
Ohio State, Common Schools, Capital Facilities, G.O. Bond,
Series A, 4.75%, 6/15/2020                                                Aa1             250,000   257,273
Ohio State, Common Schools, G.O. Bond, Series A, 5.00%, 3/15/2007         Aa1             150,000   164,288
Ohio State, Infrastructure Impt., G.O. Bond, 5.20%, 8/1/2010              Aa1              50,000    55,491
Ohio State Higher Educational Facility Commission, University of Dayton
Project, Revenue Bond, FGIC, 5.80%, 12/1/2019                             Aaa             100,000   106,297
Ohio State Turnpike Commission, Revenue Bond, Series A,
MBIA, 5.70%, 2/15/2017                                                    Aaa             125,000   138,164
Ohio State Water Development Authority, Fresh Water, Revenue
Bond, FSA, 5.125%, 12/1/2023                                              Aaa             300,000   315,564
Ohio State Water Development Authority, Pure Water,
Revenue Bond, Series I, AMBAC, 6.00%, 12/1/2016                           Aaa              40,000    47,209
Ontario Local School District, G.O. Bond, FSA, 5.00%, 12/1/2023           AAA1            350,000   363,472
Orange City School District, G.O. Bond, 5.00%, 12/1/2023                  Aa1             305,000   316,739
Ottawa County, G.O. Bond, AMBAC, 5.45%, 9/1/2006                          Aaa              30,000    31,405
Pickerington, Water Systems Impt., G.O. Bond, AMBAC,
5.85%, 12/1/2013                                                          Aaa              50,000    53,195
Pickerington Local School District, Construction & Impt.,
G.O. Bond, FGIC, 5.375%, 12/1/2019                                        Aaa             150,000   157,833
Plain Local School District, G.O. Bond, FGIC, 5.00%, 12/1/2025            Aaa             315,000   324,809
Plain Local School District, G.O. Bond, FGIC, 5.00%, 12/1/2029            Aaa             225,000   231,215
Sidney City School District, School Impt., G.O. Bond,
Series B, FGIC, 5.10%, 12/1/2019                                          Aaa             150,000   161,505



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT PORTFOLIO - DECEMBER 31, 2003






                                                                            CREDIT
                                                                            RATING*       PRINCIPAL        VALUE
                                                                          (UNAUDITED)   AMOUNT/SHARES     NOTE (2)
------------------------------------------------------------------------------------------------------------------
OHIO MUNICIPAL SECURITIES (continued)
South-Western City School District, Franklin & Pickway County,
G.O. Bond, AMBAC, 4.75%, 12/1/2026                                          Aaa          $  175,000      $ 175,971
Toledo, G.O. Bond, AMBAC, 5.95%, 12/1/2015                                  Aaa             175,000        193,447
Toledo Sewer System, Prerefunded Balance, Revenue Bond,
AMBAC, 6.35%, 11/15/2017                                                    Aaa              35,000         37,299
Toledo Sewer System, Unrefunded Balance, Revenue Bond,
AMBAC, 6.35%, 11/15/2017                                                    Aaa             150,000        159,393
Trumbull County, G.O. Bond, AMBAC, 6.20%, 12/1/2014                         Aaa             100,000        106,400
Twinsburg Local School District, G.O. Bond, FGIC, 5.90%, 12/1/2021          Aaa             325,000        363,483
Upper Arlington City School District, Capital Appreciation,
G.O. Bond, MBIA, 5.25%, 12/1/2022                                           Aaa             255,000        274,102
Van Buren Local School District, School Facilities Construction & Impt.,
G.O. Bond, FSA, 5.25%, 12/1/2016                                            Aaa             300,000        331,779
Van Wert City School District, School Impt., G.O. Bond,
FGIC, 5.00%, 12/1/2020                                                      Aaa             500,000        529,475
Warren County, Waterworks, Revenue Bond, FGIC, 5.45%, 12/1/2015             Aaa             140,000        143,231
Warren, G.O. Bond, AMBAC, 5.20%, 11/15/2013                                 Aaa              15,000         16,060
Wood County, G.O. Bond, 5.40%, 12/1/2013                                    Aa3              50,000         51,053
Wyoming City School District, G.O. Bond, Series B,
FGIC, 5.15%, 12/1/2027                                                      Aaa             300,000        309,342
Youngstown, G.O. Bond, MBIA, 6.125%, 12/1/2014                              Aaa              50,000         53,166
                                                                                                        ----------
TOTAL OHIO MUNICIPAL SECURITIES
(Identified Cost $11,010,833)                                                                           11,699,470
                                                                                                        ----------
SHORT-TERM INVESTMENTS - 3.0%
Dreyfus Municipal Reserves - Class R
(Identified Cost $358,403)                                                                  358,403        358,403
                                                                                                        ----------
TOTAL INVESTMENTS - 99.7%
(Identified Cost $11,369,236)                                                                           12,057,873

OTHER ASSETS, LESS LIABILITIES - 0.3%                                                                       34,028
                                                                                                        ----------
NET ASSETS - 100%                                                                                      $12,091,901
                                                                                                       ===========

KEY:
G.O. Bond - General Obligation Bond
Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:
AMBAC  (AMBAC Assurance Corporation)                                        FSA (Financial Security Assurance)
FGIC   (Financial Guaranty Insurance Company)                               MBIA (MBIA, Inc.)
The insurance does not guarantee the market value of the municipal bonds.

*Credit Ratings from Moody's (unaudited)
1Credit Ratings from S&P (unaudited)


The Series' portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: FGIC - 29.5%; MBIA - 21.2%; FSA - 16.8%; AMBAC - 12.4%.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES

DECEMBER  31,  2003




ASSETS:
Investments, at value (identified cost $11,369,236) (Note 2)  $12,057,873
Interest receivable                                                60,310
Dividends receivable                                                  198
                                                              ------------
TOTAL ASSETS                                                   12,118,381
                                                              ------------
LIABILITIES:

Accrued management fees (Note 3)                                      469
Accrued fund accounting fees (Note 3)                               1,563
Accrued transfer agent fees (Note 3)                                1,023
Audit fees payable                                                 21,994
Other payables and accrued expenses                                 1,431
                                                              ------------
TOTAL LIABILITIES                                                  26,480
                                                              ------------
TOTAL NET ASSETS                                              $12,091,901
                                                              ============
NET ASSETS CONSIST OF:

Capital stock                                                 $    11,250
Additional paid-in-capital                                     11,217,538
Undistributed net investment income                               159,063
Accumulated net realized gain on investments                       15,413
Net unrealized appreciation on investments                        688,637
                                                              ------------
TOTAL NET ASSETS                                              $12,091,901
                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($12,091,901/1,124,999 shares)                $     10.75
                                                              ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS

FOR  THE  YEAR  ENDED  DECEMBER  31,  2003




INVESTMENT INCOME:
Interest                                               $545,735
Dividends                                                 3,848
                                                      ---------
Total Investment Income                                 549,583
                                                      ---------

EXPENSES:

Management fees (Note 3)                                 57,680
Fund accounting fees (Note 3)                            51,200
Transfer agent fees (Note 3)                             21,845
Directors' fees (Note 3)                                  6,905
Audit fees                                               20,600
Custodian fees                                            2,800
Miscellaneous                                             4,754
                                                      ---------
Total Expenses                                          165,784
Less reduction of expenses (Note 3)                     (67,717)
                                                      ---------
Net Expenses                                             98,067
                                                      ---------
NET INVESTMENT INCOME                                   451,516
                                                      ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain on investments                         64,184
Net change in unrealized appreciation on investments    (26,054)
                                                      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                              38,130
                                                      ---------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                             $489,646
                                                      =========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                        FOR THE       FOR THE
                                                       YEAR ENDED    YEAR ENDED
                                                        12/31/03      12/31/02
                                                      -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                 $   451,516   $   458,080
Net realized gain on investments                           64,184        49,990
Net change in unrealized appreciation on
investments                                               (26,054)      392,890
                                                      -----------   -----------
Net increase from operations                              489,646       900,960
                                                      -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 8):

From net investment income                               (418,092)     (425,149)
From net realized gain on investments                     (50,401)       (9,486)
                                                      -----------   -----------
Total distributions to shareholders                      (468,493)     (434,635)
                                                      -----------   -----------
CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share transactions
(Note 5)                                                  285,468     1,486,205
                                                      -----------   -----------
Net increase in net assets                                306,621     1,952,530

NET ASSETS:

Beginning of year                                      11,785,280     9,832,750
                                                      -----------   -----------
END OF YEAR (including undistributed net investment
income of $159,063 and $127,269, respectively)        $12,091,901   $11,785,280
                                                      ===========   ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS





                                                                        FOR THE YEARS ENDED
                                                    12/31/03          12/31/02    12/31/01    12/31/00    12/31/99
                                               -------------------    ---------   ----------  ---------   ---------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):

NET ASSET VALUE - BEGINNING OF YEAR           $              10.74   $   10.31   $   10.29   $    9.56   $   10.66
                                               -------------------    ---------   ----------  ---------   ---------
Income (loss) from investment operations:
Net investment income                                         0.42        0.41        0.46        0.44        0.49
Net realized and unrealized gain (loss) on
investments                                                   0.03        0.43       (0.03)       0.70       (1.02)
                                               -------------------    ---------   ----------  ---------   ---------
Total from investment operations                              0.45        0.84        0.43        1.14       (0.53)
                                               -------------------    ---------   ----------  ---------   ---------
Less distributions to shareholders:
From net investment income                                   (0.39)      (0.40)      (0.41)      (0.41)      (0.49)
From net realized gain on investments                        (0.05)      (0.01)          -           -       (0.08)
                                               -------------------    ---------   ----------  ---------   ---------
Total distributions to shareholders                          (0.44)      (0.41)      (0.41)      (0.41)      (0.57)
                                               -------------------    ---------   ----------  ---------   ---------
NET ASSET VALUE - END OF YEAR                 $              10.75   $   10.74   $   10.31   $   10.29   $    9.56
                                               ===================    =========   ==========  =========   =========
Total return1                                                 4.23%       8.22%       4.18%      12.21%     (5.07%)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
DATA:
Expenses*                                                     0.85%       0.85%       0.85%       0.85%       0.83%
Net investment income                                         3.91%       4.09%       4.27%       4.57%       4.39%

Portfolio turnover                                              14%          8%          9%         14%          4%

NET ASSETS - END OF YEAR (000's omitted)      $             12,092   $  11,785   $   9,833   $   9,431   $   7,359
                                               ===================    =========   ==========  =========   =========



*The investment advisor did not impose all or a portion of its management fee and in some periods paid a portion of the Series' expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:




0.59%  0.68%  0.74%  0.43%  N/A




1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during 2000, 2001, 2002 and 2003.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.     ORGANIZATION

Ohio Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund's Advisor is Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management. Shares of the Series are offered to investors, employees and clients of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2003, 960 million shares have been designated in total among 18 series, of which 50 million have been designated as Ohio Tax Exempt Series common stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts, is earned from settlement date and accrued daily. Expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting.

The Advisor has contractually agreed, until at least April 30, 2005, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor did not impose its fee of $57,680 and assumed expenses amounting to $10,037 for the year ended December 31, 2003, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services through October 31, 2003, the Fund paid the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services through October 31, 2003, the Series paid an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

Notes  to  Financial  Statements

Effective November 1, 2003, the Master Services Agreement, which covers accounting services and transfer agent services between the Fund and the Advisor, was amended. Under the amended agreement, for providing these services, the Fund will pay the Advisor an annual fee of 0.15% of the Fund's net assets up to $900 million, 0.11% for the Fund's net assets between $900 million and $1.5 billion, and 0.07% for the Fund's net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses will be charged. Expenses not directly attributable to a series will be allocated based on each series' relative net assets. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2003, purchases and sales of securities, other than short-term securities, were $2,168,791 and $1,551,277, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Ohio  Tax  Exempt  Series  were:



                       For the Year                  For the Year
                      Ended 12/31/03                Ended 12/31/02
                -----------------------------   ----------------------
                 Shares            Amount        Shares       Amount
                -----------   ---------------   --------   -----------
Sold                114,948   $     1,233,589    265,975   $ 2,784,616
Reinvested           43,211           465,113     40,812       430,044
Repurchased        (130,926)       (1,413,234)  (163,099)   (1,728,455)
                -----------   ---------------   --------   -----------
Total                27,233   $       285,468    143,688   $ 1,486,205
                ===========   ===============   ========   ===========



Substantially all of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2003.

7.     CONCENTRATION  OF  CREDIT

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Notes  to  Financial  Statements

8.     FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The  tax  character  of  distributions  paid  were  as  follows:



                          For the Year     For the Year
                         Ended 12/31/03   Ended 12/31/02
                        ---------------- ----------------
Ordinary income          $        20,166  $         6,001
Tax exempt income                403,823          419,183
Long-term capital gains           44,504            9,451



Pursuant to section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gain for its taxable year ended December 31, 2003. In addition, the Series hereby designates the tax exempt income disclosed above as tax exempt dividends for the year ended December 31, 2003.

At December 31, 2003, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:



Cost for federal income tax purposes   $11,357,365
Unrealized appreciation                $   701,484
Unrealized depreciation                       (976)
                                      ------------
Net unrealized appreciation            $   700,508
Undistributed tax-exempt income            147,192
Undistributed long-term capital gains       15,413

Report  of  Independent  Auditors


TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF OHIO TAX EXEMPT SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Ohio Tax Exempt Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.


/S/  PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
FEBRUARY  11,  2004

Directors'  and  Officers'  Information  (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.



Name:                                             B. Reuben Auspitz*
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              56
Current Position(s) Held with Fund:               Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:           N/A - Vice President 1984 - 2003; President since 2004
Principal Occupation(s) During Past 5 Years:      Executive Vice President, Director & Executive Group Member***,
                                                  Manning & Napier Advisors, Inc.; Treasurer, Manning & Napier Advisory Advantage
                                                  Corp., 1990-2003; Treasurer, Exeter Advisors, Inc., 2000-2003; Holds one or more of the following titles for various subsidiaries and affiliates: President,
                                                  Director, Chairman or Member
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Jeffrey S. Coons, Ph.D.
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              40
Current Position(s) Held with Fund:               Vice President
Term of Office & Length of Time Served:           N/A - Since 2004
Principal Occupation(s) During Past 5 Years:      Co-Director of Research & Executive Group Member***,
                                                  Manning & Napier Advisors, Inc.; Managing Director - Risk Management, 7/93 -
                                                  9/02; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:18
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Martin Birmingham
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              82
Current Position(s) Held with Fund:               Director
Term of Office & Length of Time Served:           N/A - Since 1994
Principal Occupation(s) During Past 5 Years:      Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Harris H. Rusitzky
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              68
Current Position(s) Held with Fund:               Director, Audit Committee Member
Term of Office & Length of Time Served:           N/A - Since 1985
Principal Occupation(s) During Past 5 Years:      President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------

Directors'  and  Officers'  Information  (unaudited)



Name:                                             Peter L. Faber
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              65
Current Position(s) Held with Fund:               Director
Term of Office & Length of Time Served:           N/A - Since 1987
Principal Occupation(s) During Past 5 Years:      Partner, McDermott, Will & Emery (law firm)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    New York City Partnership & Chamber of Commerce, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Stephen B. Ashley
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              63
Current Position(s) Held with Fund:               Director, Audit Committee Member
Term of Office & Length of Time Served:           N/A - Since 1996
Principal Occupation(s) During Past 5 Years:      Chairman, Director, President & Chief Executive Officer,
                                                  The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    Genesee Corp.
                                                  The Ashley Group
                                                  Fannie Mae
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Christine Glavin
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              37
Current Position(s) Held with Fund:               Principal Financial Officer, Chief Financial Officer
Term of Office & Length of Time Served:           N/A - Since 2001
Principal Occupation(s) During Past 5 Years:      Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Jodi L. Hedberg
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              36
Current Position(s) Held with Fund:               Corporate Secretary
Term of Office & Length of Time Served:           N/A - Since 1997
Principal Occupation(s) During Past 5 Years:      Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Alaina V. Metz
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              36
Current Position(s) Held with Fund:               Special Assistant Secretary
Term of Office & Length of Time Served:           N/A - Since 2002
Principal Occupation(s) During Past 5 Years:      Vice President, BISYS
Number of Portfolios Overseen within Fund Complex:18
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------


*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.
***The Executive Group, which consists of six members, performs the duties of the Office of the President, effective May 1, 2003.

Exeter  Fund  Inc.
Annual  Report
December  31,  2003

New  York  Tax  Exempt  Series

Management  Discussion  and  Analysis (unaudited)

Dear  Shareholders:

If one were to describe the municipal bond market in 2003, it would be reasonable to describe it as a market that was being pulled in one direction at the same time that it was being pushed in another. The relative health of the economy tended to pull municipal yields in one direction, while the fiscal health of the municipalities tended to push them in the other.

During the first half of the year, a relatively weak economy exerted a positive influence on the market, while the deteriorating fiscal condition of most state and local entities was a negative factor. During the second half of the year, renewed optimism about the economy pushed municipal yields higher. However, they did not rise as much as U.S. Treasury yields because the optimism about the economy suggested that the worst of the fiscal problems in the municipal market were probably behind us. All in all, total returns in the municipal market were nicely positive during the year. Unfortunately, most of these gains came during the first part of the year. During the last six months of 2003, municipal returns were a paltry 1% to 2%.

What changed? With the winding down of the Iraqi conflict and the decline in interest rates that led to a blizzard of mortgage refinancings, consumer confidence bounced back from its lows. Consumers were also buoyed by the Bush tax cuts, which returned an estimated $76 billion to taxpayers during the second half of 2003. That allowed consumer spending to improve from a year-over-year growth rate of 2% to a more robust rate of 4%.

The consumer was not the only sector of the economy that did well during the second half of 2003. Business investment, the sector of the economy that had been both the engine of growth during the last expansion as well as the reason why the economy slipped into its last recession, exhibited signs of renewed strength during the last half of 2003. That reversal was triggered by a much stronger profit picture. Not only had profits moved up from their recession lows, they surpassed the highs that they set during the last expansion. There is a strong correlation between profits and business investment and that relationship held true during 2003.

There was another factor that influenced the economy during the last six months of 2003, and because of that also influenced the municipal market. That was the value of the dollar. It had been depreciating against most currencies since the start of 2002. That decline, especially against the euro, continued during the second half of the year. When the dollar declines, export growth tends to exceed import growth, albeit with a lag, and this acts as a net positive to the rate of economic growth.

The performance of the New York Tax Exempt Series tracked the performance of the market indices during the second half of 2003 with a return of 1.01%. The fact that the Series was invested with a higher quality bias kept it away from the more esoteric bonds that struggled early in 2003. The higher quality bias should continue to serve the Series well going forward because while the worst may be behind the municipal market regarding the credit environment, state and local governments still have a long way to go before their fiscal situations are fully repaired.

As always, we appreciate your business and we wish you all the best for the new year.

Sincerely,

Exeter  Asset  Management

Management  Discussion  and  Analysis  (unaudited)

<graphic>
<pie  chart>



Portfolio Composition1 - As of 12/31/03
General Obligation Bonds                 77.1%
Revenue Bonds                            22.5%
Certificate of Participation              0.4%



1As  a  percentage  of  municipal  securities.

<graphic>
<pie  chart>



Quality Ratings2 - As of 12/31/03
Aaa                                92.7%
Aa                                  3.7%
A                                   3.6%



2Using  Moody's  Ratings,  as  a  percentage  of  municipal  securities.

Performance  Update  as  of  December  31,  2003  (unaudited)



Exeter Fund, Inc.
New York Tax Exempt Series
                                              Total Return
                                          ---------------------
                             Growth of
Through                       $10,000                   Average
12/31/03                    Investment    Cumulative1   Annual1
---------------------------------------------------------------
One Year                    $    10,390          3.90%     3.90%
Five Year                   $    12,791         27.91%     5.04%
Inception                   $    16,441         64.41%     5.12%





Merrill Lynch Intermediate Municipal Bond Index2

                                                                    Total Return
                                                               ----------------------
                                                   Growth of
Through                                             $10,000                   Average
12/31/03                                          Investment    Cumulative1   Annual1
-------------------------------------------------------------------------------------
One Year                                          $    10,481          4.81%     4.81%
Five Year                                         $    13,348         33.48%     5.94%
Inception                                         $    17,616         76.16%     5.85%



The value of a $10,000 investment in the Exeter Fund, Inc. - New York Tax Exempt Series from its inception (1/17/94) to present (12/31/03) as compared to the Merrill Lynch Intermediate Municipal Bond Index.

<graphic>
<line  chart>

Data  for  line  chart  to  follow:



                 Exeter Fund, Inc.                 Merrill Lynch
Date        New York Tax Exempt Series   Intermediate Municipal Bond Index
1/17/1994   $                    10,000  $                           10,000
12/31/1994                        9,318                               9,719
12/31/1995                       10,882                              11,020
12/31/1996                       11,243                              11,532
12/31/1997                       12,180                              12,419
12/31/1998                       12,853                              13,197
12/31/1999                       12,349                              13,196
12/31/2000                       13,861                              14,468
12/31/2001                       14,410                              15,213
12/31/2002                       15,823                              16,807
12/31/2003                       16,441                              17,616



1Performance numbers for the Series and Index are calculated from January 17, 1994, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The unmanaged Merrill Lynch Intermediate Municipal Bond Index is a market value weighted measure of approximately 300 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003




                                                                           CREDIT
                                                                           RATING*    PRINCIPAL     VALUE
                                                                         (UNAUDITED)    AMOUNT    (NOTE 2)
-----------------------------------------------------------------------------------------------------------
NEW YORK MUNICIPAL SECURITIES - 94.7%
Albany County, G.O. Bond, FGIC, 5.75%, 6/1/2010                          Aaa          $  200,000  $207,910
Amherst, Public Impt., G.O. Bond, FGIC, 4.625%, 3/1/2007                 Aaa             200,000   216,694
Arlington Central School District, G.O. Bond, MBIA, 4.625%, 12/15/2024   Aaa             845,000   850,349
Arlington Central School District, G.O. Bond, MBIA, 4.625%, 12/15/2025   Aaa             365,000   366,150
Auburn City School District, G.O. Bond, FGIC, 4.55%, 12/1/2006           Aaa             385,000   416,123
Bayport-Blue Point Union Free School District, G.O. Bond, FGIC,
5.60%, 6/15/2012                                                         Aaa             250,000   276,150
Beacon City School District, G.O. Bond, MBIA, 5.60%, 7/15/2019           Aaa             500,000   583,835
Brighton Central School District, G.O. Bond, FSA, 5.40%, 6/1/2012        Aaa             250,000   277,430
Brockport Central School District, G.O. Bond, FSA, 5.50%, 6/15/2015      Aaa             300,000   312,090
Broome County, Public Safety Facility, Certificate of Participation,
MBIA, 5.00%, 4/1/2006                                                    Aaa             250,000   257,220
Buffalo, G.O. Bond, Series A, MBIA, 5.00%, 12/1/2009                     Aaa             150,000   162,237
Buffalo, G.O. Bond, Series A, AMBAC, 5.20%, 2/1/2010                     Aaa             250,000   276,998
Buffalo Municipal Water Finance Authority, Water Systems,
Revenue Bond, Series A, FGIC, 5.00%, 7/1/2028                            Aaa             750,000   765,848
Buffalo Schools, G.O. Bond, Series B, MBIA, 5.05%, 2/1/2009              Aaa             250,000   255,818
Cattaraugus County, Public Impt., G.O. Bond, AMBAC, 5.00%, 8/1/2007      Aaa             300,000   330,312
Chittenango Central School District, G.O. Bond, FGIC,
5.375%, 6/15/2016                                                        Aaa             200,000   207,260
Colonie, G.O. Bond, MBIA, 5.20%, 8/15/2008                               Aaa             100,000   107,632
Cortlandville, G.O. Bond, FSA, 5.40%, 6/15/2013                          Aaa             155,000   160,957
Dryden Central School District, G.O. Bond, FSA, 5.50%, 6/15/2011         Aaa             200,000   214,630
East Aurora Union Free School District, G.O. Bond,
FGIC, 5.20%, 6/15/2011                                                   Aaa             300,000   321,438
East Hampton Town, G.O. Bond, MBIA, 4.625%, 1/15/2007                    Aaa             175,000   178,006
East Hampton Town, G.O. Bond, MBIA, 4.625%, 1/15/2008                    Aaa             175,000   178,006
Eastchester, Public Impt., G.O. Bond, Series B, FSA, 4.90%, 10/15/2011   Aaa             385,000   413,748
Ellenville Central School District, G.O. Bond, FSA, 5.375%, 5/1/2009     Aaa             210,000   230,357



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003




                                                                           CREDIT
                                                                           RATING*    PRINCIPAL      VALUE
                                                                         (UNAUDITED)    AMOUNT     (NOTE 2)
------------------------------------------------------------------------------------------------------------

NEW YORK MUNICIPAL SECURITIES (continued)
Ellenville Central School District, G.O. Bond, AMBAC, 5.70%, 5/1/2011    Aaa          $  700,000  $  790,447
Erie County, G.O. Bond, Series B, FGIC, 5.50%, 6/15/2009                 Aaa             100,000     107,072
Erie County, G.O. Bond, Series B, FGIC, 5.50%, 6/15/2025                 Aaa             400,000     425,252
Erie County, Public Impt., G.O. Bond, Series A, FGIC, 4.75%, 10/1/2016   Aaa             550,000     582,109
Erie County, Public Impt., G.O. Bond, Series A, FGIC, 4.00%, 3/15/2006   Aaa           1,500,000   1,578,180
Fairport Central School District, G.O. Bond, FSA, 5.00%, 6/1/2019        Aaa             500,000     535,785
Fillmore Central School District, G.O. Bond, FSA, 5.25%, 6/15/2015       Aaa             300,000     311,790
Franklin Square Union Free School District, G.O. Bond,
FGIC, 5.00%, 1/15/2021                                                   Aaa             520,000     543,119
Gloversville City School District, G.O. Bond, FSA, 5.00%, 6/15/2005      Aaa             350,000     369,047
Greece Central School District, G.O. Bond, FSA, 4.60%, 6/15/2018         Aaa             180,000     186,754
Greene Central School District, G.O. Bond, FSA, 5.25%,  6/15/2012        Aaa             195,000     202,363
Guilderland Central School District, G.O. Bond, FGIC, 5.00%, 5/15/2016   Aaa             400,000     428,668
Hamburg Central School District, G.O. Bond, FGIC, 5.375%, 6/1/2014       Aaa             600,000     679,254
Hempstead Town, Prerefunded Balance, G.O. Bond,
Series B, FGIC, 5.625%, 2/1/2010                                         AAA1             35,000      38,641
Hempstead Town, Unrefunded Balance, G.O. Bond,
Series B, FGIC, 5.625%, 2/1/2010                                         Aaa             165,000     180,688
Holland Central School District, G.O. Bond, FGIC, 6.125%, 6/15/2010      Aaa             245,000     267,300
Huntington, G.O. Bond, AMBAC, 5.90%, 1/15/2007                           Aaa             300,000     318,255
Huntington, G.O. Bond, MBIA, 5.875%, 9/1/2009                            Aaa             250,000     262,542
Islip, Public Impt., G.O. Bond, FGIC, 5.375%, 6/15/2015                  Aaa           1,555,000   1,742,331
Jamesville-Dewitt Central School District, G.O. Bond, AMBAC,
5.75%, 6/15/2009                                                         Aaa             420,000     488,834
Jordan-El Bridge Central School District, G.O. Bond,
AMBAC, 5.875%, 6/15/2008                                                 Aaa             500,000     543,330
Le Roy Central School District, G.O. Bond, FGIC, 0.10%, 6/15/2008        Aaa             350,000     313,716
Longwood Central School District at Middle Island,
G.O. Bond, FSA, 5.00%, 6/15/2017                                         Aaa             250,000     283,388
Longwood Central School District at Middle Island,
G.O. Bond, FSA, 5.00%, 6/15/2018                                         Aaa             250,000     283,388



The  accompanying  notes  are  an  integral  part  of  the financial statements.
5

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003




                                                                           CREDIT
                                                                           RATING*    PRINCIPAL      VALUE
                                                                         (UNAUDITED)    AMOUNT     (NOTE 2)
------------------------------------------------------------------------------------------------------------
NEW YORK MUNICIPAL SECURITIES (continued)

Middletown City School District, G.O. Bond, Series A, AMBAC,
5.50%, 11/15/2005                                                        Aaa          $  175,000  $  188,260
Monroe County, Public Impt., G.O. Bond, AMBAC,
4.90%, 6/1/2005                                                          Aaa             165,000     173,539
Monroe County, Public Impt., Prerefunded Balance, G.O. Bond,
AMBAC, 6.10%, 6/1/2015                                                   Aaa              20,000      20,820
Monroe County, Public Impt., Unrefunded Balance,
G.O. Bond, AMBAC, 4.90%, 6/1/2005                                        Aaa              85,000      89,325
Monroe County, Public Impt., Unrefunded Balance,
G.O. Bond, AMBAC, 6.10%, 6/1/2015                                        Aaa             180,000     187,380
Monroe County Water Authority, Revenue Bond, 5.00%, 8/1/2019             Aa3           1,700,000   1,806,199
Monroe County, Water Impt., G.O. Bond, 5.25%, 2/1/2017                   A3              320,000     335,171
Nassau County, Combined Sewer Districts, G.O. Bond, Series F, MBIA
5.35%, 7/1/2008                                                          Aaa           1,500,000   1,689,735
Nassau County, General Impt., G.O. Bond, Series U, AMBAC,
5.25%, 11/1/2014                                                         Aaa             335,000     370,805
Nassau County, General Impt., G.O. Bond, Series C, FSA,
5.125%, 1/1/2014                                                         Aaa             500,000     551,175
Nassau County, General Impt., G.O. Bond, Series V, AMBAC,
5.25%, 3/1/2015                                                          Aaa             385,000     422,953
New Rochelle, G.O. Bond, Series C, MBIA, 6.20%, 3/15/2007                Aaa             175,000     180,236
New York, G.O. Bond, Series I, MBIA, 5.00%, 5/15/2028                    Aaa           1,900,000   1,937,886
New York, G.O. Bond, Series K, FSA, 5.375%, 8/1/2020                     Aaa           1,000,000   1,101,440
New York City Municipal Water Finance Authority, Water &
Sewer Systems, Revenue Bond, Series B, AMBAC, 5.375%, 6/15/2019          Aaa             250,000     256,548
New York City Municipal Water Finance Authority,
Water & Sewer Systems, Revenue Bond, Series B,
FGIC,  5.125%, 6/15/2030                                                 Aaa           2,000,000   2,040,200
New York State, G.O. Bond, Series A, 4.60%, 3/15/2013                    A2              475,000     510,568
New York State, G.O. Bond, Series B, 5.125%, 3/1/2018                    A2            1,000,000   1,075,770
New York State, G.O. Bond, Series C, FSA, 5.00%, 4/15/2012               AAA1            700,000     784,035
New York State, G.O. Bond, Series D, AMBAC, 5.00%, 7/15/2015             Aaa             500,000     544,100
New York State Dormitory Authority, Columbia University,
Revenue Bond, Series A, 5.00%, 7/1/2025                                  Aaa             500,000     517,495
New York State Environmental Facilities Corp., Clean Water & Drinking,
Revenue Bond, MBIA, 5.00%, 6/15/2021                                     Aaa             600,000     633,852



The  accompanying  notes  are  an  integral  part  of  the financial statements.
6

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003




                                                                           CREDIT
                                                                           RATING*    PRINCIPAL      VALUE
                                                                         (UNAUDITED)    AMOUNT     (NOTE 2)
------------------------------------------------------------------------------------------------------------
NEW YORK MUNICIPAL SECURITIES (continued)

New York State Environmental Facilities Corp., Clean Water & Drinking,
Revenue Bond, 5.00%, 6/15/2027                                           Aaa          $1,000,000  $1,029,150
New York State Environmental Facilities Corp., Pollution
Control, Revenue Bond, Pooled LN-B, POL CTL-SRF, 6.65%, 9/15/2013        Aaa             250,000     253,600
New York State Environmental Facilities Corp., Pollution
Control, Revenue Bond, Series E, MBIA, 5.00%, 6/15/2012                  Aaa             200,000     219,396
New York State Environmental Facilities Corp., Pollution Control,
Prerefunded Balance, Revenue Bond, Series A,
POL CTL-SRF, 4.65%, 6/15/2007                                            Aaa             135,000     147,475
New York State Environmental Facilities Corp., Pollution Control
Unrefunded Balance, Revenue Bond, Series B,
POL CTL-SRF, 5.20%, 5/15/2014                                            Aaa             440,000     501,310
New York State Environmental Facilities Corp., Pollution Control,
Prerefunded Balance, Revenue Bond, Series A,
POL CTL-SRF, 5.20%, 6/15/2015                                            Aaa             225,000     248,760
New York State Environmental Facilities Corp., Pollution Control,
Unrefunded Balance, Revenue Bond, Series A,
POL CTL-SRF, 4.65%, 6/15/2007                                            Aaa             115,000     124,048
New York State Environmental Facilities Corp., Pollution Control,
Unrefunded Balance, Revenue Bond, Series A,
POL CTL-SRF, 5.20%, 6/15/2015                                            Aaa              25,000      27,084
New York State Housing Finance Agency, State University
Construction, Revenue Bond, Series A, GO OF AGY, 8.00%, 5/1/2011         Aaa             250,000     316,510
New York State Local Government Assistance Corp., Revenue Bond,
Series A, GO OF CORP, 6.00%, 4/1/2024                                    A1              250,000     269,928
New York State Thruway Authority, Highway & Bridge,
Revenue Bond, Series A, FGIC, 5.50%, 4/1/2015                            Aaa             320,000     361,165
New York State Thruway Authority, Highway & Bridge,
Revenue Bond, Series A, AMBAC, 5.25%, 4/1/2017                           Aaa             555,000     609,501
New York State Thruway Authority, Highway & Bridge,
Revenue Bond, Series B, MBIA, 5.75%, 4/1/2006                            Aaa             100,000     107,060
New York State Urban Development Corp., Revenue Bond,
GO OF CORP, 5.375%, 7/1/2022                                             Aaa             400,000     436,244
New York State Urban Development Corp., Correctional Capital
Facilities, Revenue Bond, Series A, FSA, 5.25%, 1/1/2014                 Aaa             500,000     568,320
Niagara County, G.O. Bond, MBIA, 5.90%, 7/15/2014                        Aaa             350,000     365,544
Niagara County, G.O. Bond, Series B, MBIA, 5.20%, 1/15/2011              Aaa             400,000     409,292



The  accompanying  notes  are  an  integral  part  of  the financial statements.
7

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003




                                                                        CREDIT
                                                                        RATING*    PRINCIPAL      VALUE
                                                                      (UNAUDITED)    AMOUNT     (NOTE 2)
---------------------------------------------------------------------------------------------------------
NEW YORK MUNICIPAL SECURITIES (continued)

North Hempstead, G.O. Bond, Series A, FGIC, 4.75%, 1/15/2023          Aaa          $1,000,000  $1,012,550
North Syracuse Central School District, G.O. Bond,
FSA, 5.50%, 6/15/2011                                                 Aaa             295,000     306,889
Panama Central School District, G.O. Bond, FGIC, 5.00%, 6/15/2019     Aaa             595,000     633,366
Patchogue-Medford Union Free School District, G.O. Bond,
Series A, FGIC, 3.50%, 7/1/2012                                       AAA1            805,000     817,743
Pavilion Central School District, G.O. Bond, FSA, 5.625%, 6/15/2018   Aaa             880,000     996,125
Penfield Central School District, G.O. Bond, FSA, 5.20%, 6/15/2010    Aaa             560,000     581,885
Queensbury, G O. Bond, Series A, FGIC, 5.50%, 4/15/2011               Aaa             150,000     160,486
Queensbury, G.O. Bond, Series A, FGIC, 5.50%, 4/15/2012               Aaa             350,000     374,328
Rochester, Prerefunded Balance, G.O. Bond, Series A,
AMBAC, 4.70%, 8/15/2006                                               Aaa              10,000      10,782
Rochester, Unrefunded Balance, G.O. Bond, Series A,
AMBAC, 4.70%, 8/15/2006                                               Aaa             240,000     258,487
Rochester, G.O. Bond, Series A, AMBAC, 5.00%, 8/15/2020               Aaa             250,000     275,322
Rochester, G.O. Bond, Series A, AMBAC, 5.00%, 8/15/2022               Aaa              95,000     103,585
Rome, G.O. Bond, AMBAC, 5.20%, 12/1/2010                              Aaa             390,000     411,567
Rondout Valley Central School District, G.O. Bond,
FSA, 5.375%, 3/1/2020                                                 Aaa             500,000     578,095
Schenectady, G.O. Bond, MBIA, 5.30%, 2/1/2011                         Aaa             250,000     277,802
Scotia Glenville Central School District, G.O. Bond,
FGIC, 5.50%, 6/15/2020                                                Aaa           1,025,000   1,190,076
South Country Central School District of Brookhaven, G.O. Bond,
FGIC, 5.50%, 9/15/2007                                                Aaa             380,000     388,919
South Glens Falls Central School District, Prerefunded Balance,
G.O. Bond, FGIC, 5.375%, 6/15/2018                                    Aaa             605,000     697,934
South Glens Falls Central School District, Unrefunded Balance,
G.O. Bond, FGIC, 5.375%, 6/15/2018                                    Aaa              95,000     106,125
South Huntington Union Free School District, G.O. Bond,
FGIC, 5.00%, 9/15/2016                                                Aaa             325,000     354,058
South Huntington Union Free School District, G.O. Bond,
FGIC, 5.10%, 9/15/2017                                                Aaa             100,000     109,497
Steuben County, Public Impt., G.O. Bond, AMBAC, 5.60%, 5/1/2006       Aaa             500,000     523,750
Suffolk County, G.O. Bond, Series A, FGIC, 4.75%, 8/1/2019            Aaa             895,000     920,141
Suffolk County Water Authority, Revenue Bond, MBIA, 5.10%, 6/1/2009   Aaa             250,000     281,355



The  accompanying  notes  are  an  integral  part  of  the financial statements.
8

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003




                                                                             CREDIT     PRINCIPAL
                                                                             RATING*     AMOUNT/       VALUE
                                                                           (UNAUDITED)    SHARES      (NOTE 2)
---------------------------------------------------------------------------------------------------------------
NEW YORK MUNICIPAL SECURITIES (continued)

Suffolk County Water Authority, Revenue Bond, Series A,
AMBAC, 5.00%, 6/1/2017                                                     Aaa          $  400,000  $   431,272
Sullivan County, Public Impt., G.O. Bond, MBIA, 5.125%, 3/15/2013          Aaa             330,000      335,864
Syracuse, Public Impt., G.O. Bond, Series C, AMBAC, 5.40%, 8/1/2017        Aaa             700,000      780,101
Syracuse, Public Impt., G.O. Bond, Series C, AMBAC, 5.50%, 8/1/2018        Aaa             850,000      951,770
Three Village Central School District, G.O. Bond, FSA, 5.375%, 6/15/2007   Aaa             230,000      252,731
Tompkins County, Public Impt., G.O. Bond, Series B,
5.10%, 4/1/2020                                                            Aa2             400,000      426,376
Triborough Bridge & Tunnel Authority, Revenue Bond,
Series A, MBIA, 4.75%, 1/1/2019                                            Aaa             300,000      328,716
Triborough Bridge & Tunnel Authority, Revenue Bond, Subordinate
Bonds, FGIC, 5.00%, 11/15/2032                                             Aaa           1,000,000    1,026,610
Tri-Valley Central School District of Grahamsville, G.O. Bond,
MBIA, 5.60%, 6/15/2008                                                     Aaa             120,000      124,884
Warwick Valley Central School District, G.O. Bond,
FSA, 5.60%, 1/15/2018                                                      Aaa             575,000      649,008
Warwick Valley Central School District, G.O. Bond,
FSA, 5.625%, 1/15/2022                                                     Aaa             380,000      422,427
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2008                 Aaa             250,000      264,182
Westchester County, G.O. Bond, Series A, 4.75%, 12/15/2009                 Aaa             250,000      267,182
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2010                 Aaa             215,000      234,599
Westchester County, G.O. Bond, Series B, 4.30%, 12/15/2011                 Aaa             100,000      102,955
Westchester County, G.O. Bond, Series B, 3.70%, 12/15/2015                 Aaa           1,000,000    1,000,480
Western Nassau County Water Authority, Water Systems, Revenue
Bond, AMBAC, 5.65%, 5/1/2026                                               Aaa             350,000      381,706
William Floyd Union Free School District of the Mastics-Moriches
-Shirley, G.O. Bond, AMBAC, 5.70%, 6/15/2008                               Aaa             405,000      463,247
Wyandanch Union Free School District, G.O. Bond,
FSA, 5.60%, 4/1/2017                                                       Aaa             500,000      550,950
                                                                                                     -----------
TOTAL NEW YORK MUNICIPAL SECURITIES
(Identified Cost $56,723,761)                                                                        60,807,257
                                                                                                     -----------
SHORT-TERM INVESTMENTS - 4.2%
Dreyfus BASIC New York Municipal Money Market Fund
(Identified Cost $2,716,312)                                                             2,716,312    2,716,312
                                                                                                     -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.
9

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003





                                                                               VALUE
                                                                              (NOTE 2)
---------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 98.9%
(Identified Cost $59,440,073)                                              $ 63,523,569
OTHER ASSETS, LESS LIABILITIES - 1.1%                                           669,119
                                                                           ------------
NET ASSETS - 100%                                                           $64,192,688
                                                                           ============

KEY:
G.O. Bond - General Obligation Bond
Impt. - Improvement
GO OF AGY     (General Obligation of the Agency)
GO OF CORP    (General Obligation of the Corporation)
POL CTL - SRF (State Water Pollution Control Revolving Fund)



Scheduled principal and interest payments are guaranteed by:
AMBAC            (AMBAC Assurance Corporation)
FGIC             (Financial Guaranty Insurance Company)
FSA              (Financial Security Assurance)
MBIA             (MBIA, Inc.)
The insurance does not guarantee the market value of the municipal bonds.

*Credit ratings from Moody's (unaudited)
1Credit ratings from S&P (unaudited)



The Series' portfolio holds, as a percentage of net assets, greater than 10% in bonds insured by the following companies: FGIC - 30.4%; FSA - 17.3%; AMBAC - 15.9%; MBIA - 15.7%.

The  accompanying  notes  are  an  integral  part  of  the financial statements.
10

STATEMENT  OF  ASSETS  AND  LIABILITIES

DECEMBER  31,  2003




ASSETS:
Investments, at value (identified cost $59,440,073) (Note 2)  $63,523,569
Interest receivable                                               671,025
Receivable for fund shares sold                                   169,660
Dividends receivable                                                1,210
                                                              -----------
TOTAL ASSETS                                                   64,365,464
                                                              -----------
LIABILITIES:

Accrued management fees (Note 3)                                   26,839
Accrued fund accounting fees (Note 3)                               5,309
Accrued transfer agent fees (Note 3)                                4,851
Payable for fund shares repurchased                               111,688
Audit fees payable                                                 23,313
Other payables and accrued expenses                                   776
                                                              -----------
TOTAL LIABILITIES                                                 172,776
                                                              -----------
TOTAL NET ASSETS                                              $64,192,688
                                                              ===========
NET ASSETS CONSIST OF:

Capital stock                                                 $    59,615
Additional paid-in-capital                                     59,129,966
Undistributed net investment income                               794,395
Accumulated net realized gain on investments                      125,216
Net unrealized appreciation on investments                      4,083,496
                                                              -----------
TOTAL NET ASSETS                                              $64,192,688
                                                              ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($64,192,688/5,961,498 shares)                $     10.77
                                                              ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS

FOR  THE  YEAR  ENDED  DECEMBER  31,  2003




INVESTMENT INCOME:
Interest                                               $2,736,249
Dividends                                                  14,947
                                                      -----------
Total Investment Income                                 2,751,196
                                                      -----------
EXPENSES:

Management fees (Note 3)                                  302,310
Fund accounting fees (Note 3)                              66,290
Transfer agent fees (Note 3)                               37,620
Directors' fees (Note 3)                                    6,905
Custodian fees                                             10,500
Miscellaneous                                              29,804
                                                      -----------
Total Expenses                                            453,429
Less reduction of expenses (Note 3)                          (453)
                                                      -----------
Net Expenses                                              452,976
                                                      -----------
NET INVESTMENT INCOME                                   2,298,220
                                                      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain on investments                          859,644
Net change in unrealized appreciation on investments     (769,035)
                                                      -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                                90,609
                                                      -----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                             $2,388,829
                                                      ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS



                                                             FOR THE       FOR THE
                                                            YEAR ENDED    YEAR ENDED
                                                             12/31/03      12/31/02
                                                          ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                      $ 2,298,220   $ 2,736,812
Net realized gain on investments                               859,644       286,076
Net change in unrealized appreciation on
investments                                                   (769,035)    3,041,988
                                                          ------------  ------------
Net increase from operations                                 2,388,829     6,064,876
                                                          ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 8):

From net investment income                                  (2,234,863)   (2,522,801)
From net realized gain on investments                         (726,929)     (283,239)
                                                          ------------  ------------
Total distributions to shareholders                         (2,961,792)   (2,806,040)
                                                          ------------  ------------
CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase (decrease) from capital share
transactions (Note 5)                                          804,773    (5,592,744)
                                                          ------------  ------------
Net increase (decrease) in net assets                          231,810    (2,333,908)

NET ASSETS:

Beginning of year                                           63,960,878    66,294,786
                                                          ------------  ------------
END OF YEAR (including undistributed net
investment income of $794,395 and $713,503, respectively)  $64,192,688   $63,960,878
                                                          ============  ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS


                                                                              FOR THE YEARS ENDED
                                                          12/31/03          12/31/02    12/31/01    12/31/00    12/31/99
                                                    --------------------  ----------  -----------  ---------  ----------

PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):

NET ASSET VALUE - BEGINNING OF YEAR                 $              10.89   $   10.36   $   10.36   $    9.62   $   10.51
                                                    --------------------  ----------  -----------  ---------  ----------
Income (loss) from investment operations:
Net investment income                                               0.42        0.46        0.46        0.43        0.46
Net realized and unrealized gain (loss) on
investments                                                          - 2        0.54       (0.05)       0.73       (0.87)
                                                    --------------------  ----------  -----------  ---------  ----------
Total from investment operations                                    0.42        1.00        0.41        1.16       (0.41)
                                                    --------------------  ----------  -----------  ---------  ----------
Less distributions to shareholders:
From net investment income                                         (0.41)      (0.42)      (0.41)      (0.42)      (0.47)
From net realized gain on investments                              (0.13)      (0.05)          -           -       (0.01)
                                                    --------------------  ----------  -----------  ---------  ----------
Total distributions to shareholders                                (0.54)      (0.47)      (0.41)      (0.42)      (0.48)
                                                    --------------------  ----------  -----------  ---------  ----------
NET ASSET VALUE - END OF YEAR                       $              10.77   $   10.89   $   10.36   $   10.36   $    9.62
                                                    ====================  ==========  ===========  =========  ==========
Total return1                                                       3.90%       9.81%       3.96%      12.24%     (3.92%)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses*                                                           0.75%       0.73%       0.72%       0.68%       0.60%
Net investment income                                               3.80%       4.20%       4.23%       4.51%       4.45%

Portfolio turnover                                                    17%          6%          7%          8%          0%

NET ASSETS - END OF YEAR (000's omitted)            $             64,193   $  63,961   $  66,295   $  66,443   $  51,311
                                                    ====================  ==========  ===========  =========  ==========


*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



0.00%3  N/A  N/A  N/A  N/A




1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during 2003.
2Less  than  $0.01  per  share.
3Less  than  0.01%.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.     ORGANIZATION

New York Tax Exempt Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund's Advisor is Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management. Shares of the Series are offered to investors, employees and clients of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2003, 960 million shares have been designated in total among 18 series, of which 50 million have been designated as New York Tax Exempt Series common stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the "Service"). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund's Board of Directors.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Interest income, including amortization of premium and accretion of discounts, is earned from settlement date and accrued daily. Expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions  to  shareholders  of  net  investment  income are made quarterly.
Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting.

The Advisor has voluntarily agreed, until at least December 31, 2004, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 0.75% of average daily net assets each year. Accordingly, the Advisor waived fees of $453 for the year ended December 31, 2003, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services through October 31, 2003, the Fund paid the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services through October 31, 2003, the Series paid an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

Notes  to  Financial  Statements

Effective November 1, 2003, the Master Services Agreement, which covers accounting services and transfer agent services between the Fund and the Advisor, was amended. Under the amended agreement, for providing these services, the Fund will pay the Advisor an annual fee of 0.15% of the Fund's net assets up to $900 million, 0.11% for the Fund's net assets between $900 million and $1.5 billion, and 0.07% for the Fund's net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses will be charged. Expenses not directly attributable to a series will be allocated based on each series' relative net assets. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2003, purchases and sales of securities, other than short-term securities, were $9,520,637 and $10,549,371, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  New  York  Tax  Exempt  Series  were:



                       For the Year                   For the Year
                      Ended 12/31/03                 Ended 12/31/02
               ------------------------------   -------------------------
                 Shares            Amount         Shares        Amount
               ------------   ---------------   ----------  -------------
Sold                814,798   $     8,825,075      844,328   $  9,059,957
Reinvested          257,345         2,792,134      247,202      2,636,954
Repurchased        (984,447)      (10,812,436)  (1,617,131)   (17,289,655)
               ------------   ---------------   ----------  -------------
Total                87,696   $       804,773     (525,601)  $ (5,592,744)
               ============   ===============   ==========  =============



Substantially all of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2003.

7.     CONCENTRATION  OF  CREDIT

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Notes  to  Financial  Statements

8.     FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including market discount. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The  tax  character  of  distributions  paid  were  as  follows:



                          FOR THE YEAR     FOR THE YEAR
                         ENDED 12/31/03   ENDED 12/31/02
                        ----------------  ---------------
Tax exempt income        $     2,170,995  $     2,523,334
Ordinary income                   63,868                -
Long-term capital gains          726,929          282,706



Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gain for its taxable year ended December 31, 2003. In addition, the Series hereby designates the tax exempt income disclosed above as tax exempt dividends for the year ended December 31, 2003.

At December 31, 2003, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:



Cost for federal income tax purposes   $59,383,728

Unrealized appreciation                $ 4,150,838
Unrealized depreciation                    (10,997)
                                       -----------
Net unrealized appreciation            $ 4,139,841
Undistributed ordinary income                8,413
Undistributed tax-exempt income            729,637
Undistributed long-term capital gains      125,216

Report  of  Independent  Auditors


TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF NEW YORK TAX EXEMPT SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Tax Exempt Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

/S/  PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
FEBRUARY  11,  2004

Directors'  and  Officers'  Information  (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.



Name:                                             B. Reuben Auspitz*
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              56
Current Position(s) Held with Fund:               Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:           N/A - Vice President 1984 - 2003; President since 2004
Principal Occupation(s) During Past 5 Years:      Executive Vice President, Director & Executive Group Member***,
                                                  Manning & Napier Advisors, Inc.; Treasurer, Manning & Napier Advisory Advantage
                                                  Corp., 1990-2003; Treasurer, Exeter Advisors, Inc., 2000-2003; Holds one or more of the following titles for various subsidiaries and affiliates: President,
                                                  Director, Chairman or Member
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Jeffrey S. Coons, Ph.D.
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              40
Current Position(s) Held with Fund:               Vice President
Term of Office & Length of Time Served:           N/A - Since 2004
Principal Occupation(s) During Past 5 Years:      Co-Director of Research & Executive Group Member***,
                                                  Manning & Napier Advisors, Inc.; Managing Director - Risk Management, 7/93 -
                                                  9/02; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:18
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Martin Birmingham
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              82
Current Position(s) Held with Fund:               Director
Term of Office & Length of Time Served:           N/A - Since 1994
Principal Occupation(s) During Past 5 Years:      Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Harris H. Rusitzky
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              68
Current Position(s) Held with Fund:               Director, Audit Committee Member
Term of Office & Length of Time Served:           N/A - Since 1985
Principal Occupation(s) During Past 5 Years:      President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------

Directors'  and  Officers'  Information  (unaudited)



Name:                                             Peter L. Faber
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              65
Current Position(s) Held with Fund:               Director
Term of Office & Length of Time Served:           N/A - Since 1987
Principal Occupation(s) During Past 5 Years:      Partner, McDermott, Will & Emery (law firm)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    New York City Partnership & Chamber of Commerce, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Stephen B. Ashley
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              63
Current Position(s) Held with Fund:               Director, Audit Committee Member
Term of Office & Length of Time Served:           N/A - Since 1996
Principal Occupation(s) During Past 5 Years:      Chairman, Director, President & Chief Executive Officer,
                                                  The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    Genesee Corp.
                                                  The Ashley Group
                                                  Fannie Mae
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Christine Glavin
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              37
Current Position(s) Held with Fund:               Principal Financial Officer, Chief Financial Officer
Term of Office & Length of Time Served:           N/A - Since 2001
Principal Occupation(s) During Past 5 Years:      Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Jodi L. Hedberg
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              36
Current Position(s) Held with Fund:               Corporate Secretary
Term of Office & Length of Time Served:           N/A - Since 1997
Principal Occupation(s) During Past 5 Years:      Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Alaina V. Metz
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              36
Current Position(s) Held with Fund:               Special Assistant Secretary
Term of Office & Length of Time Served:           N/A - Since 2002
Principal Occupation(s) During Past 5 Years:      Vice President, BISYS
Number of Portfolios Overseen within Fund Complex:18
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------


*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.
***The Executive Group, which consists of six members, performs the duties of the Office of the President, effective May 1, 2003.

Exeter  Fund,  Inc.
Annual  Report
December  31,  2003

High  Yield  Bond  Series

Management  Discussion  and  Analysis  (unaudited)

Dear  Shareholders:

In the spring of 2003, more than a year after the recession had officially ended, the economy was still having a hard time generating any momentum. There was a sense, however, that the worst was behind us. High-yield credit spreads, having come in from what were record high levels, were one of the reasons why confidence about the economy had started to improve. Still, credit spreads (which measure the difference between the yield to maturity of high yield bonds and those of U.S. Treasury securities with comparable maturities) were significantly wider than their long-term average, and given the budding optimism, the High Yield Bond Series was activated on March 3, 2003.

Historically, high yield bonds have generated their best relative performance once the economy has bottomed. At those times risk premiums (i.e. credit spreads) tended to be quite wide, and those below investment grade issuers that survived the economic downturn generally benefited from the economic turnaround.

With relatively wide spreads, activating the Series was contingent upon whether the economy had bottomed. Based on a series of economic variables that also correlated well with the performance of the high yield bond market, we were of the opinion that a turnaround was at hand. The list of variables included default rates, the slope, or steepness, of the yield curve, money supply growth, commodity prices, the Conference Board's Index of Leading Indicators, and the ISM Composite Index.

The economic signals proved prescient, with both the economy and the high yield bond market performing quite well during the last three quarters of 2003. As far as the economy is concerned, the Gross Domestic Product grew during the second quarter at a seasonally adjusted annualized rate of 3.1%, a full percentage point better than the first quarter, and at a red-hot 8.2% during the third quarter. As of mid-January 2004, the figures for the fourth quarter are not yet available, but expectations call for a growth rate greater than 4%.

Along with the gathering economic momentum, compression of credit spreads occurred throughout the year. As 2003 came to close, high yield bond credit spreads had come in from record highs late in 2002 to just below their long-term average.

This compression of spreads reflected the superior performance of high yield bonds compared to high quality bonds in 2003. From inception through the end of 2003, the Series had a 9.31% return, during a time when Treasury bonds produced a return of less than 1%. Certainly, some sectors of the bond market did much better, but the highest returns in 2003 were in the lowest-quality bonds. In other words, extremes of risk were rewarded by the strongest returns in this case. In contrast, our approach was to take a more moderate level of risk -- and at the right time -- in order to earn a premium over higher-quality bonds, which is exactly what happened.

Besides competing for returns, the other challenge faced by the Series in its start-up year was simply getting the portfolio positioned. This is not an easy process when it comes to high-yield bonds, given the relative scarcity of these bonds. The high yield bond market, as represented by the Merrill Lynch High Yield indices, has a market cap of about $500 billion. For comparison purposes, that is less than the combined market cap of Wal-Mart and Microsoft. Aside from being a relatively small market, high yield bond investments are inherently risky, so the Advisor needs to be especially rigorous with its security selection process. We worked through the investment process and the Series was fully invested by the end of April, with just over 80% of its assets invested in below investment grade securities and about 15% of its assets invested in attractively priced investment grade credits. By the end of the year, high yield assets were closer to 90% of the portfolio and investment grade assets were less than 10%. Looking to the future, getting the portfolio positioned was a more significant accomplishment than the returns earned in 2003.

As always, we appreciate your business and we wish you all the best for the new year.

Sincerely,


Exeter  Asset  Management

Management  Discussion  and  Analysis  (unaudited)

<graphic>
<pie  chart>



Portfolio Composition* - As of December 31, 2003
Airlines                                           4.3%
Asset Backed Securities                            3.5%
Building Products                                  2.0%
Commercial Services & Supplies                     3.6%
Construction Materials                             2.8%
Electric Utilities                                 3.4%
Energy Equipment & Services                        3.6%
Food & Staples Retailing                           2.1%
Food Products                                      2.5%
Health Care Equipment & Supplies                   3.7%
Hotels, Restaurants & Leisure                      9.0%
Media                                              7.4%
Multi-Utilities & Unregulated Power                5.7%
Multiline Retail                                   5.9%
Mutual Funds                                       4.3%
Oil & Gas                                          4.7%
Paper & Forest Products                            7.3%
Specialty Retail                                   4.1%
Miscellaneous**                                   13.3%
Cash, short-term investments,
and other assets, less liabilities                 6.8%



*As a percentage of net assets.
**Miscellaneous
Aerospace & Defense
Auto Components
Beverages
Chemicals
Communications Equipment
Containers & Packaging
Electronic Equipment & Instruments
Health Care Providers & Services
Household Durables
IT Services
Machinery
Metals & Mining
Personal Products
Sovereign Bonds
Textiles, Apparel & Luxury Goods

Performance  Update  as  of  December  31,  2003  (unaudited)



Exeter Fund, Inc.
High Yield Bond Series
                                         Total Return
                                      ---------------------
                         Growth of
Through                   $10,000                   Average
12/31/03                Investment    Cumulative1   Annual1
-----------------------------------------------------------
Inception               $    10,931          9.31%     N/A





Merrill Lynch U.S. High Yield,
Cash Pay, BB-B Rated Index2
                                                                             Total Return
                                                                        -----------------------
                                                             Growth of
Through                                                       $10,000                   Average
12/31/03                                                    Investment    Cumulative1   Annual1
-----------------------------------------------------------------------------------------------
Inception                                                   $    11,834         18.34%     N/A





Merrill Lynch U.S.
Treasury Bond Index2
                                                           Total Return
                                                       ---------------------
                                          Growth of
Through                                    $10,000                   Average
12/31/03                                 Investment    Cumulative1   Annual1
----------------------------------------------------------------------------
Inception                                $    10,077          0.77%  N/A



The value of a $10,000 investment in the Exeter Fund, Inc. - High Yield Bond Series from its inception (3/3/03) to present (12/31/03) as compared to the Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index and the Merrill Lynch U.S. Treasury Bond Index.

<graphic>
<line  chart>

Data  for  line  chart  to  follow:



             Exeter Fund, Inc.     Merrill Lynch U.S. High Yield,    Merrill Lynch U.S.
Date      High Yield Bond Series     Cash Pay, BB-B Rated Index     Treasury Bond Index
3/3/03    $                10,000  $                        10,000  $             10,000
3/31/03                    10,000                           10,182                 9,950
6/30/03                    10,410                           11,019                10,212
9/30/03                    10,510                           11,232                10,126
12/31/03                   10,931                           11,834                10,077



1Performance numbers for the Series and Indices are calculated from March 3, 2003, the Series' inception date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The unmanaged Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index is a market value weighted measure of approximately 1,600 BB and B rated corporate bonds. The unmanaged Merrill Lynch U.S. Treasury Bond Index is a market value weighted measure of approximately 110 U.S. Treasury bonds. Both Indices' returns assume reinvestment of coupons and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                         CREDIT
                                                         RATING1    PRINCIPAL      VALUE
                                                       (UNAUDITED)    AMOUNT     (NOTE 2)
------------------------------------------------------------------------------------------
CORPORATE BONDS - 84.2%
AEROSPACE & DEFENSE - 0.5%
Alliant Techsystems, Inc., 8.50%, 5/15/2011            B2           $  200,000  $  220,000
L-3 Communications Corp., 7.625%, 6/15/2012            Ba3             200,000     216,750
                                                                                ----------
                                                                                   436,750
                                                                                ----------
AIRLINES - 4.3%
Delta Air Lines, Inc., 10.00%, 8/15/2008               B             2,576,000   2,205,700
Northwest Airlines, Inc., 8.52%, 4/7/2004              Caa1          1,500,000   1,507,500
                                                                                ----------
                                                                                 3,713,200
                                                                                ----------

AUTO COMPONENTS - 0.5%
American Axle & Manufacturing, Inc., 9.75%, 3/1/2009   Ba1             200,000     211,500
Lear Corp., 7.96%, 5/15/2005                           Ba1             200,000     214,000
                                                                                ----------
                                                                                   425,500
                                                                                ----------
BEVERAGES - 1.9%
Constellation Brands, Inc., 8.00%, 2/15/2008           Ba2             200,000     222,000
Constellation Brands, Inc., 8.125%, 1/15/2012          Ba3           1,300,000   1,423,500
                                                                                ----------
                                                                                 1,645,500
                                                                                ----------
BUILDING PRODUCTS - 2.0%
American Standard, Inc., 7.625%, 2/15/2010             Ba2           1,500,000   1,702,500
                                                                                ----------
CHEMICALS - 0.2%
Airgas, Inc., 7.14%, 3/8/2004                          Ba1             200,000     201,500
                                                                                ----------
COMMERCIAL SERVICES & SUPPLIES - 3.6%
Allied Waste North America, Inc., 7.875%, 1/1/2009     Ba3           1,500,000   1,563,750
United Rentals, Inc., 9.25%, 1/15/2009                 B2            1,000,000   1,050,000
United Rentals, Inc., 7.75%, 11/15/2013                B2              500,000     510,625
                                                                                ----------
                                                                                 3,124,375
                                                                                ----------

COMMUNICATIONS EQUIPMENT - 1.8%
Corning, Inc., 6.30%, 3/1/2009                         Ba2           1,500,000   1,556,250
                                                                                ----------
CONSTRUCTION MATERIALS - 2.8%
CSC Holdings, Inc., 8.125%, 7/15/2009                  B1            1,500,000   1,612,500
Cemex S.A., 12.75%, 7/15/2006 (Mexico) (Note 7)        Ba1             460,000     552,000
Cemex S.A., 9.625%, 10/1/2009 (Mexico) (Note 7)        Ba1             200,000     241,500
                                                                                ----------
                                                                                 2,406,000
                                                                                ----------
CONTAINERS & PACKAGING - 0.2%
Ball Corp., 7.75%, 8/1/2006                            Ba3             200,000     215,000
                                                                                ----------
ELECTRIC UTILITIES - 3.4%
Allegheny Energy, Inc., 7.75%, 8/1/2005                B2              350,000     353,062
Allegheny Energy Supply Co., LLC, 8.25%, 4/15/2012     B3               40,000      37,700
CMS Energy Corp., 7.625%, 11/15/2004                   B3              550,000     566,500



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                          CREDIT
                                                                          RATING1    PRINCIPAL      VALUE
                                                                        (UNAUDITED)    AMOUNT     (NOTE 2)
-----------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (continued)
Edison Mission Energy, 10.00%, 8/15/2008                                B2           $  500,000  $  518,750
TECO Energy, Inc., 6.125%, 5/1/2007                                     Ba1             725,000     744,938
TXU Corp., 6.375%, 6/15/2006                                            Ba1             725,000     766,688
                                                                                                 ----------
                                                                                                  2,987,638
                                                                                                 ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
Flextronics International Ltd., 6.50%, 5/15/2013 (Singapore) (Note 7)   Ba2             200,000     207,000
                                                                                                 ----------
ENERGY EQUIPMENT & SERVICES - 3.6%
Forest Oil Corp., 8.00%, 12/15/2011                                     Ba3           1,500,000   1,638,750
Key Energy Services, Inc., 6.375%, 5/1/2013                             Ba2           1,500,000   1,522,500
                                                                                                 ----------
                                                                                                  3,161,250
                                                                                                 ----------
FOOD & STAPLES RETAILING - 2.1%
The Gap, Inc., 6.90%, 9/15/2007                                         Ba3           1,500,000   1,655,625
Winn-Dixie Stores, Inc., 8.875%, 4/1/2008                               Ba2             200,000     203,000
                                                                                                 ----------
                                                                                                  1,858,625
                                                                                                 ----------
FOOD PRODUCTS - 2.5%
Corn Products International, Inc., 8.45%, 8/15/2009                     Ba1             200,000     223,500
Dean Foods Co., 8.15%, 8/1/2007                                         Ba2             200,000     221,000
Dole Food Co., Inc., 8.875%, 3/15/2011                                  B2              200,000     219,500
Smithfield Foods, Inc., 7.625%, 2/15/2008                               Ba3           1,500,000   1,515,000
                                                                                                 ----------
                                                                                                  2,179,000
                                                                                                 ----------
HEALTH CARE EQUIPMENT & SUPPLIES - 3.7%
Fisher Scientific International, Inc., 8.125%, 5/1/2012                 B2            1,303,000   1,397,467
Millipore Corp., 7.50%, 4/1/2007                                        Ba1           1,486,000   1,619,740
Sybron Dental Specialties, Inc., 8.125%, 6/15/2012                      B2              200,000     217,500
                                                                                                 ----------
                                                                                                  3,234,707
                                                                                                 ----------
HEALTH CARE PROVIDERS & SERVICES - 1.0%
AdvancePCS, 8.50%, 4/1/2008                                             Ba2             190,000     206,150
HCA, Inc., 8.75%, 9/1/2010                                              Ba1             200,000     238,147
Medpartners, Inc. (now known as Caremark Rx, Inc.), 7.375%, 10/1/2006   Ba2             200,000     215,000
Select Medical Corp., 9.50%, 6/15/2009                                  B2              200,000     219,500
                                                                                                 ----------
                                                                                                    878,797
                                                                                                 ----------
HOTELS, RESTAURANTS & LEISURE - 9.0%
Hilton Hotels Corp., 7.625%, 12/1/2012                                  Ba1           1,750,000   1,966,563
Park Place Entertainment (now Known as Ceasars Entertainment, Inc.),
8.875%, 9/15/2008                                                       Ba2           1,500,000   1,698,750
Penn National Gaming, Inc., 8.875%, 3/15/2010                           B3              200,000     217,000
Speedway Motorsports, Inc., 6.75%, 6/1/2013                             Ba2             200,000     206,500



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                    CREDIT
                                                                    RATING1    PRINCIPAL      VALUE
                                                                  (UNAUDITED)    AMOUNT     (NOTE 2)
-----------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (continued)
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 5/1/2012       Ba1          $1,750,000  $1,968,750
Tricon Global Restaurants, Inc. (now known as YUM!
Brands, Inc.), 8.875%, 4/15/2011                                  Ba1           1,500,000   1,818,750
                                                                                           ----------
                                                                                            7,876,313
                                                                                           ----------
HOUSEHOLD DURABLES - 0.2%
American Greetings Corp., 6.10%, 8/1/2028                         Ba1             200,000     206,000
                                                                                           ----------
IT SERVICES - 0.8%
Iron Mountain, Inc., 8.625%, 4/1/2013                             B2              450,000     486,000
Unisys Corp., 6.875%, 3/15/2010                                   Ba1             200,000     216,500
                                                                                           ----------
                                                                                              702,500
                                                                                           ----------
MACHINERY - 1.3%
Briggs & Stratton Corp., 8.875%, 3/15/2011                        Ba1           1,000,000   1,175,000
                                                                                           ----------
MEDIA - 7.4%
AT&T Broadband Corp. (now known as Comcast Corp.),
8.375%, 3/15/2013                                                 Baa3          1,250,000   1,529,436
British Sky Broadcasting Group plc, 8.20%, 7/15/2009
(United Kingdom) (Note 7)                                         Baa3          1,500,000   1,785,763
Insight Communications Co., Inc., zero% stepped-coupon
(12.25%, 2/15/2006)**, 2/15/2011                                  Caa2          1,500,000   1,282,500
RH Donnelley Finance Corp., 10.875%, 12/15/2012                   B2              200,000     237,250
Time Warner, Inc. (now known as Time Warner Companies,
Inc.), 9.125%, 1/15/2013                                          Baa1          1,250,000   1,588,096
                                                                                           ----------
                                                                                            6,423,045
                                                                                           ----------
METALS & MINING - 1.9%
Oregon Steel Mills, Inc., 10.00%, 7/15/2009                       B2            1,000,000     877,500
United States Steel, LLC, 10.75%, 8/1/2008                        B1              700,000     819,000
                                                                                           ----------
                                                                                            1,696,500
                                                                                           ----------
MULTI-UTILITIES & UNREGULATED POWER - 5.7%
The AES Corp., 8.75%, 6/15/2008                                   B3              550,000     589,875
Calpine Corp., 8.25%, 8/15/2005                                   Caa1            725,000     701,437
Calpine Canada Energy Finance, 8.50%, 5/1/2008 (Canada) (Note 7)  Caa1             40,000      31,900
Illinova Corp. (now known as Dynegy, Inc.), 11.50%, 12/15/2010    B3              500,000     600,000
Sierra Pacific Resources, 8.75%, 5/15/2005                        B2              350,000     360,938
Utilicorp United (now known as Aquila, Inc.), 7.00%, 7/15/2004    Caa1            350,000     350,000
Western Resources, Inc. (now known as Westar Energy,
Inc.), 7.125%, 8/1/2009                                           Ba2             725,000     759,503



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                     CREDIT
                                                                     RATING1    PRINCIPAL      VALUE
                                                                   (UNAUDITED)    AMOUNT      (NOTE 2)
-------------------------------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER (continued)
The Williams Companies, Inc., 6.50%, 8/1/2006                      B3           $1,500,000  $ 1,552,500
                                                                                             ----------
                                                                                              4,946,153
                                                                                             ----------
MULTILINE RETAIL - 5.9%
Dillard's, Inc., 6.69%, 8/1/2007                                   B2            1,500,000    1,530,000
Dollar General Corp., 8.625%, 6/15/2010                            Ba2             200,000      224,750
J.C. Penney Co., Inc., 8.00%, 3/1/2010                             Ba3           1,500,000    1,719,375
Sears Roebuck Acceptance Corp., 3.18%*, 5/11/2004                  Baa1          1,500,000    1,506,567
ShopKo Stores, Inc., 9.00%, 11/15/2004                             B2              200,000      202,250
                                                                                             ----------
                                                                                              5,182,942
                                                                                             ----------
OIL & GAS - 4.7%
Petrobras International Finance Co. (PIFCO), 9.00%,
 4/1/2008 (Cayman Islands) (Note 7)                                Ba2             350,000      424,375
Pogo Producing Co., 10.375%, 2/15/2009                             Ba3           1,500,000    1,590,000
Stone Energy Corp., 8.25%, 12/15/2011                              B2              200,000      218,000
Teekay Shipping Corp., 8.32%, 2/1/2006 (Bahamas) (Note 7)          Ba1           1,550,000    1,627,500
YPF S.A., 7.75%, 8/27/2007 (Argentina) (Note 7)                    B1              200,000      211,500
                                                                                             ----------
                                                                                              4,071,375
                                                                                             ----------
PAPER & FOREST PRODUCTS - 7.3%
Abitibi-Consolidated Finance, Inc., 7.875%, 8/1/2009               Ba1           1,500,000    1,622,127
Bowater Canada Finance Corp., 7.95%, 11/15/2011 (Canada) (Note 7)  Ba1           1,500,000    1,592,901
Louisiana-Pacific Corp., 8.875%, 8/15/2010                         Ba1           1,372,000    1,618,960
Tembec Industries, Inc., 8.625%, 6/30/2009 (Canada) (Note 7)       Ba3           1,500,000    1,545,000
                                                                                             ----------
                                                                                              6,378,988
                                                                                             ----------
PERSONAL PRODUCTS - 1.3%
Elizabeth Arden, Inc., 11.75%, 2/1/2011                            B1              975,000    1,160,250
                                                                                             ----------
SPECIALTY RETAIL - 4.1%
Grupo Elektra S.A. de C.V., 12.00%, 4/1/2008 (Mexico) (Note 7)     B3              200,000      215,500
The Pep Boys - Manny, Moe & Jack, 7.00%, 6/1/2005                  B2              200,000      204,000
Rent-A-Center, Inc., 7.50%, 5/1/2010                               B1            1,500,000    1,582,500
Toys "R" Us, Inc., 7.875%, 4/15/2013                               Baa3          1,500,000    1,613,625
                                                                                             ----------
                                                                                              3,615,625
                                                                                             ----------
TEXTILES, APPAREL & LUXURY GOODS - 0.3%
Kellwood Co., 7.875%, 7/15/2009                                    Ba1             200,000      216,500
                                                                                             ----------
TOTAL CORPORATE BONDS
(Identified Cost $71,123,600)                                                                73,584,783
                                                                                             ----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                          CREDIT     PRINCIPAL
                                                                          RATING1     AMOUNT/       VALUE
                                                                        (UNAUDITED)    SHARES      (NOTE 2)
------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 3.5%
PDVSA Finance Ltd., 8.75%, 2/15/2004 (Cayman Islands) (Note 7)          Caa1         $  140,000  $   140,924
Trains HY-2003-1 (issued by Lehman Brothers, Inc.), 8.685%, 5/15/2013   B1            2,640,000    2,920,500
                                                                                                  ----------
TOTAL ASSET BACKED SECURITIES
(Identified Cost $2,972,246)                                                                       3,061,424
                                                                                                  ----------

MUTUAL FUNDS - 4.3%
Vanguard High-Yield Corporate Fund - Admiral Shares
(Identified Cost $3,537,936)                                            N/A             590,508    3,767,440
                                                                                                  ----------
SOVEREIGN BONDS - 1.2%
Federal Republic of Brazil, 12.25%, 3/6/2030 (Note 7)
(Identified Cost $733,438)                                              B2              850,000    1,058,250
                                                                                                  ----------
SHORT-TERM INVESTMENTS - 4.9%
Dreyfus Treasury Cash Management - Institutional Shares                               2,271,354    2,271,354
Fannie Mae Discount Note, 1/9/2004                                                   $2,000,000    1,999,533
                                                                                                  ----------
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $4,270,887)                                                                       4,270,887
                                                                                                  ----------
TOTAL INVESTMENTS - 98.1%
(Identified Cost $82,638,107)                                                                     85,742,784
OTHER ASSETS, LESS LIABILITIES - 1.9%                                                              1,632,263
                                                                                                  ----------
NET ASSETS - 100%                                                                                $87,375,047
                                                                                                  ==========





1Credit  Ratings  from  Moody's  (unaudited)
2Credit  Ratings  from  S&P  (unaudited)
* Floating rate subject to change quarterly. Rate shown is as of 12/31/03. ** The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the Series will begin accruing interest income at this rate.
N/A  -  Not  applicable

The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES

DECEMBER  31,  2003




ASSETS:
Investments, at value (identified cost, $82,638,107) (Note 2)  $85,742,784
Interest receivable                                              1,692,667
Receivable for fund shares sold                                     63,685
Dividends receivable                                                24,931
                                                                ----------
TOTAL ASSETS                                                    87,524,067
                                                                ----------
LIABILITIES:

Accrued management fees (Note 3)                                    58,006
Accrued transfer agent fees (Note 3)                                 9,976
Accrued fund accounting fees (Note 3)                                6,073
Payable for fund shares repurchased                                 45,028
Audit fees payable                                                  26,826
Other payables and accrued expenses                                  3,111
                                                                ----------
TOTAL LIABILITIES                                                  149,020
                                                                ----------
TOTAL NET ASSETS                                               $87,375,047
                                                                ==========
NET ASSETS CONSIST OF:

Capital stock                                                  $    83,733
Additional paid-in-capital                                      84,107,916
Undistributed net investment income                                 61,084
Accumulated net realized gain on investments                        17,637
Net unrealized appreciation on investments                       3,104,677
                                                                ----------
TOTAL NET ASSETS                                               $87,375,047
                                                                ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($87,375,047/8,373,338 shares)                 $     10.43
                                                                ==========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS

FOR  THE  PERIOD MARCH 3, 2003 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2003




INVESTMENT INCOME:
Interest (net of foreign tax withheld, $1,325)         $4,067,500
Dividends                                                 250,452
                                                       ----------
Total Investment Income                                 4,317,952
                                                       ----------
EXPENSES:

Management fees (Note 3)                                  651,465
Transfer agent fees (Note 3)                               71,640
Fund accounting fees (Note 3)                              52,065
Directors' fees (Note 3)                                    5,050
Custodian fees                                             12,390
Miscellaneous                                              41,993
                                                       ----------
Total Expenses                                            834,603
Less reduction of expenses (Note 3)                       (52,847)
                                                       ----------
Net Expenses                                              781,756
                                                       ----------
NET INVESTMENT INCOME                                   3,536,196
                                                       ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments                          502,740
Net change in unrealized appreciation on investments    3,104,677
                                                       ----------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                             3,607,417
                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                             $7,143,613
                                                       ==========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  CHANGES  IN  NET  ASSETS




                                                                     FOR THE PERIOD 3/3/03
                                                                       (COMMENCEMENT OF
                                                                    OPERATIONS) TO 12/31/03
                                                                   -------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

Net investment income                                              $              3,536,196
Net realized gain on investments                                                    502,740
Net change in unrealized appreciation on investments                              3,104,677
                                                                   -------------------------
Net increase from operations                                                      7,143,613
                                                                   -------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 9):

From net investment income                                                       (3,475,112)
From net realized gain on investments                                              (485,103)
                                                                   -------------------------
Total distributions to shareholders                                              (3,960,215)
                                                                   -------------------------
CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)                            84,191,649
                                                                   -------------------------
Net increase in net assets                                                       87,375,047

NET ASSETS:

Beginning of period                                                                       -
                                                                   -------------------------
END OF PERIOD (including undistributed net investment income of
income of $61,084)                                                 $             87,375,047
                                                                   =========================



The  accompanying  notes  are  an  integral  part  of  the financial statements.
11

FINANCIAL HIGHLIGHTS








                                                        FOR THE PERIOD
                                                     3/3/03 2 TO 12/31/03
                                                     ---------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
THE PERIOD):

NET ASSET VALUE - BEGINNING OF PERIOD                $              10.00
                                                     ---------------------
Income from investment operations:
Net investment income                                                0.45
Net realized and unrealized gain on investments                      0.48
                                                     ---------------------
Total from investment operations                                     0.93
                                                     ---------------------
Less distributions to shareholders:
From net investment income                                          (0.44)
From net realized gain on investments                               (0.06)
                                                     ---------------------
Total distributions to shareholders                                 (0.50)
                                                     ---------------------
NET ASSET VALUE - END OF PERIOD                      $              10.43
                                                     =====================
Total return1                                                        9.31%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses*                                                          1.20%3
Net investment income                                              5.41%3

Portfolio turnover                                                     23%

NET ASSETS - END OF PERIOD (000's omitted)           $             87,375
                                                     =====================




*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased by 0.08%3.


1Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the period. Periods less than one year are not annualized.
2Commencement  of  operations.
3Annualized.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.     ORGANIZATION

High Yield Bond Series (the "Series"), which commenced operation on March 3, 2003, is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by government and corporate entities.

The Fund's Advisor is Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management. Shares of the Series are offered to clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2003, 960 million shares have been designated in total among 18 series, of which 20 million have been designated as High Yield Bond Series common stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Investments in regulated investment companies are valued at their net asset value per share on valuation date.

Debt securities, including sovereign bonds, corporate bonds and asset backed securities, will normally be valued on the basis of evaluated bid prices provided by the Fund's pricing service.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is earned from settlement date and accrued daily. Expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes  to  Financial  Statements

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting.

The Advisor has contractually agreed, until at least April 30, 2005, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $52,847 for the period March 3, 2003 (commencement of operations) to December 31, 2003, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services through October 31, 2003, the Fund paid the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services through October 31, 2003, the Series paid an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

Notes  to  Financial  Statements

Effective November 1, 2003, the Master Services Agreement, which covers accounting services and transfer agent services between the Fund and the Advisor, was amended. Under the amended agreement, for providing these services, the Fund will pay the Advisor an annual fee of 0.15% of the Fund's net assets up to $900 million, 0.11% for the Fund's net assets between $900 million and $1.5 billion, and 0.07% for the Fund's net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses will be charged. Expenses not directly attributable to a series will be allocated based on each series' relative net assets. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the period March 3, 2003 (commencement of operations) to December 31, 2003, purchases and sales of securities, other than United States Government securities and short-term securities, were $92,376,371 and $14,615,723, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  High  Yield  Bond  Series  were:




                       FOR THE PERIOD 3/3/03 (COMMENCEMENT
                            OF OPERATIONS) TO 12/31/03
                       ---------------------------------------
                            Shares                    Amount
                       -------------------------   -----------
Sold                                   8,513,784   $85,632,621
Reinvested                               366,914     3,808,567
Repurchased                             (507,360)   (5,249,539)
                       -------------------------   -----------
Total                                  8,373,338   $84,191,649
                       =========================   ===========



All of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2003.

7.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

Notes  to  Financial  Statements

8.     HIGH  YIELD  SECURITIES

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in U.S. Government bonds and other high quality fixed income securities. These securities are non-investment grade securities because they are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness.

9.     FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid for the period March 3, 2003 to December 31, 2003 were as follows:



Ordinary income  $3,960,215



At December 31, 2003, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:



Cost for federal income tax purposes  $82,638,107

Unrealized appreciation               $ 3,409,958
Unrealized depreciation                  (305,281)
                                      ------------
Net unrealized appreciation           $ 3,104,677
Undistributed ordinary income              78,721

REPORT  OF  INDEPENDENT  AUDITORS

TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF HIGH YIELD BOND SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Bond Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the period March 3, 2003 (commencement of operations) through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provides a reasonable basis for our opinion.


/S/  PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
FEBRUARY  11,  2004

Directors'  and  Officers'  Information  (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.



Name:                                             B. Reuben Auspitz*
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              56
Current Position(s) Held with Fund:               Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:           N/A - Vice President 1984 - 2003; President since 2004
Principal Occupation(s) During Past 5 Years:      Executive Vice President, Director & Executive Group Member***,
                                                  Manning & Napier Advisors, Inc.; Treasurer, Manning & Napier Advisory Advantage
                                                  Corp., 1990-2003; Treasurer, Exeter Advisors, Inc., 2000-2003; Holds one or more of the following titles for various subsidiaries and affiliates: President,
                                                  Director, Chairman or Member
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Jeffrey S. Coons, Ph.D.
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              40
Current Position(s) Held with Fund:               Vice President
Term of Office & Length of Time Served:           N/A - Since 2004
Principal Occupation(s) During Past 5 Years:      Co-Director of Research & Executive Group Member***,
                                                  Manning & Napier Advisors, Inc.; Managing Director - Risk Management, 7/93 -
                                                  9/02; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:18
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Martin Birmingham
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              82
Current Position(s) Held with Fund:               Director
Term of Office & Length of Time Served:           N/A - Since 1994
Principal Occupation(s) During Past 5 Years:      Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Harris H. Rusitzky
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              68
Current Position(s) Held with Fund:               Director, Audit Committee Member
Term of Office & Length of Time Served:           N/A - Since 1985
Principal Occupation(s) During Past 5 Years:      President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------

Directors'  and  Officers'  Information  (unaudited)



Name:                                             Peter L. Faber
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              65
Current Position(s) Held with Fund:               Director
Term of Office & Length of Time Served:           N/A - Since 1987
Principal Occupation(s) During Past 5 Years:      Partner, McDermott, Will & Emery (law firm)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    New York City Partnership & Chamber of Commerce, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Stephen B. Ashley
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              63
Current Position(s) Held with Fund:               Director, Audit Committee Member
Term of Office & Length of Time Served:           N/A - Since 1996
Principal Occupation(s) During Past 5 Years:      Chairman, Director, President & Chief Executive Officer,
                                                  The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    Genesee Corp.
                                                  The Ashley Group
                                                  Fannie Mae
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Christine Glavin
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              37
Current Position(s) Held with Fund:               Principal Financial Officer, Chief Financial Officer
Term of Office & Length of Time Served:           N/A - Since 2001
Principal Occupation(s) During Past 5 Years:      Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Jodi L. Hedberg
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              36
Current Position(s) Held with Fund:               Corporate Secretary
Term of Office & Length of Time Served:           N/A - Since 1997
Principal Occupation(s) During Past 5 Years:      Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Alaina V. Metz
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              36
Current Position(s) Held with Fund:               Special Assistant Secretary
Term of Office & Length of Time Served:           N/A - Since 2002
Principal Occupation(s) During Past 5 Years:      Vice President, BISYS
Number of Portfolios Overseen within Fund Complex:18
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------


*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.
***The Executive Group, which consists of six members, performs the duties of the Office of the President, effective May 1, 2003.

Exeter  Fund,  Inc.
Annual  Report
December  31,  2003

Technology  Series

Management  Discussion  and  Analysis  (unaudited)

Dear  Shareholders:

The Technology Series had strong performance during 2003, both on an absolute basis and in comparison to its benchmark, the S&P 500 Information Technology Index.

During 2003, technology companies saw a rebound in their equity valuations due to the stronger economic outlook. We saw stabilization in the spending patterns of corporations on their information technology ("IT") budgets. The stock markets rallied during 2003, and we think that the prices reflect expectations of very strong growth leading to a strong recovery in earnings. The expectation going into the new year is for an increase in capital expenditures in all sectors of technology. We expect fundamentals to improve during the first half of 2004, but we believe it will be difficult for the revenues and earnings to show year-over-year growth in the second half.

Corporate IT spending nearly vanished in 2002, and just about everyone in the technology universe felt the negative impact. The areas affected most by the prolonged downturn were the communications equipment vendors, IT services companies, computer software vendors, and the semiconductor/chip design companies. The last quarter of 2002 and the last year have seen a stabilization of demand from corporations, and that has been reflected in the run of stock prices from the October 2002 lows to December of 2003.

We have been actively monitoring the market for undervalued opportunities that have strong business models and fit our fundamental investment strategies. While the overall stock market has done well, the Technology Series has made a concerted effort to invest in companies that fit our investment strategies. Our focus on the beneficiaries of technology has enabled us to seek value in companies that use applications of technology to create a competitive advantage. Specific investments in semiconductor stocks, certain sub-sectors within software and hardware, key international names, and consumer-driven technology names have helped us outperform the benchmark by a wide margin. In addition, our strategies led us to avoid the domestic large cap telecommunications service providers that underperformed relative to the overall technology sector.

We expect the economy to stabilize and corporations to start spending again, although not at the rapid pace that was prevalent in the late 1990s. Accordingly, we have invested in stocks of companies that we believe are leaders in semiconductor technologies, consumer technologies, and telecommunication equipment sectors, which we expect to be the primary beneficiaries of the increased spending. Going forward we will continue to monitor and seek to participate in long-term shifts in the development and implementation of technology. We also think that the valuations of technology stocks are slightly stretched here and accordingly we also have positions in some defensive names in our portfolio.

As always, we appreciate your business and we wish you all the best for the new year.

Sincerely,

Exeter  Asset  Management

Performance  Update  as  of  December  31,  2003 (unaudited)



Exeter Fund, Inc. - Technology Series

                                                        Total Return
                                                     ----------------------
                                        Growth of
Through                                  $10,000                   Average
12/31/03                               Investment    Cumulative1   Annual1
---------------------------------------------------------------------------
One Year                               $    19,946         99.46%    99.46%
Inception                              $     7,440        -25.60%    -8.33%





Standard & Poor's (S&P) 500 Total Return Index2

                                                                  Total Return
                                                              ----------------------
                                                  Growth of
Through                                            $10,000                   Average
12/31/03                                         Investment    Cumulative1   Annual1
------------------------------------------------------------------------------------
One Year                                         $    12,867         28.67%    28.67%
Inception                                        $     7,902        -20.98%    -6.69%





Standard & Poor's (S&P) 500 Information Technology Index2

                                                                            Total Return
                                                                       ----------------------
                                                           Growth of
Through                                                     $10,000                   Average
12/31/03                                                  Investment    Cumulative1   Annual1
----------------------------------------------------------------------------------------------
One Year                                                  $    14,723         47.23%    47.23%
Inception                                                 $     4,017        -59.83%   -23.53%



The value of a $10,000 investment in the Exeter Fund, Inc. - Technology Series from its current activation (8/8/00) to present (12/31/03) as compared to the S&P 500 Total Return Index and the S&P 500 Information Technology Index.

<graphic>
<line  chart>

Data  for  line  chart  to  follow:



            Exeter Fund, Inc.         S&P 500        S&P 500 Information
Date        Technology Series   Total Return Index     Technology Index
8/8/2000    $           10,000  $            10,000  $             10,000
12/31/2000               7,160                8,945                 5,972
6/30/2001                6,670                8,347                 5,038
12/31/2001               5,910                7,883                 4,552
6/30/2002                3,930                6,846                 2,988
12/31/2002               3,730                6,142                 2,728
6/30/2003                5,170                6,863                 3,213
12/31/2003               7,440                7,902                 4,017



1Performance numbers for the Series and Indices are calculated from August 8, 2000, the Series' current activation date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. If a shareholder had made an original investment of $10,000 on the previous activation date of August 29, 1994 and held the investment through the liquidation date on April 16, 1997, the average annual return would have been 28.23% versus 22.62% for the S&P 500 Total Return Index for the same time period.
2The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter Market. The S&P 500 Information Technology Index is a capitalization-weighted measure of all the stocks in the S&P 500 Total Return Index that are involved in the business of technology related products and services. Both Indices' returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                                  VALUE
                                                                      SHARES    (NOTE 2)
-----------------------------------------------------------------------------------------
COMMON STOCKS - 89.0%
COMMUNICATIONS EQUIPMENT - 8.9%
Lucent Technologies, Inc.*                                            203,500  $  577,940
QUALCOMM, Inc.                                                         22,500   1,213,425
                                                                               ----------
                                                                                1,791,365
                                                                               ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 10.3%
CT Communications, Inc.                                                62,400     842,400
D&E Communications, Inc.                                               44,000     638,440
PT Telekomunikasi Indonesia - ADR (Indonesia) (Note 8)                 35,700     586,194
                                                                               ----------
                                                                                2,067,034
                                                                               ----------
ELECTRICAL EQUIPMENT - 12.3%
American Superconductor Corp.*                                        178,000   2,467,080
                                                                               ----------
HEALTH CARE PROVIDERS & SERVICES - 4.5%
WebMD Corp.*                                                          101,000     907,990
                                                                               ----------
IT SERVICES - 2.1%
First Data Corp.                                                       10,000     410,900
                                                                               ----------
INTERNET & CATALOG RETAIL - 4.1%
Amazon.com, Inc.*                                                      15,500     815,920
                                                                               ----------
INTERNET SOFTWARE & SERVICES - 1.8%
Online Resources Corp.*                                                54,000     356,886
                                                                               ----------
LEISURE PRODUCTS - 3.1%
Nintendo Co. Ltd. (Japan) (Note 8)                                      6,700     625,175
                                                                               ----------
MEDIA - 3.6%
Time Warner, Inc.*                                                     40,200     723,198
                                                                               ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 15.2%
Brooks Automation, Inc.*                                               66,800   1,614,556
Cymer, Inc.*                                                           19,000     877,610
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR* (Taiwan) (Note 8)   53,000     542,720
                                                                               ----------
                                                                                3,034,886
                                                                               ----------
SOFTWARE - 14.3%
Activision, Inc.*                                                      34,500     627,900
Amdocs Ltd.* (Guernsey) (Note 8)                                       67,000   1,506,160
Network Associates, Inc.*                                              48,000     721,920
                                                                               ----------
                                                                                2,855,980
                                                                               ----------
SPECIALTY RETAIL - 2.1%
Office Depot, Inc.*                                                    25,000     417,750
                                                                               ----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                              SHARES/         VALUE
                                                          PRINCIPAL AMOUNT   (NOTE 2)
--------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 6.7%
Vodafone Group plc - ADR (United Kingdom) (Note 8)                 54,000  $ 1,352,160
                                                                            ----------

TOTAL COMMON STOCKS
(Identified Cost $11,529,665)                                               17,826,324
                                                                            ----------
SHORT-TERM INVESTMENTS - 11.8%
Dreyfus Treasury Cash Management - Institutional Shares           557,077      557,077
Fannie Mae Discount Note, 1/9/2004                        $       900,000      899,790
Federal Home Loan Bank Discount Note, 1/9/2004                    900,000      899,800
                                                                            ----------
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $2,356,667)                                                 2,356,667
                                                                            ----------
TOTAL INVESTMENTS - 100.8%
(Identified Cost $13,886,332)                                               20,182,991
LIABILITIES, LESS OTHER ASSETS - (0.8%)                                       (150,788)
                                                                            ----------
NET ASSETS - 100%                                                          $20,032,203
                                                                            ==========

*Non-income producing security
ADR - American Depository Receipt


WRITTEN CALL OPTIONS OUTSTANDING
                                                          Shares Subject     Market
Common Stock/Expiration Date/Exercise Price                   to Call         Value
-------------------------------------------               ---------------  ----------
Amazon.com, Inc./January 2004/45
(premiums received $58,432) (Note 5)                              15,500  $   124,000
                                                                          ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES

DECEMBER  31,  2003




ASSETS:
Investments, at value (identified cost $13,886,332) (Note 2)                $ 20,182,991
Receivable for fund shares sold                                                    9,999
Dividends receivable                                                               9,237
                                                                            ------------
TOTAL ASSETS                                                                  20,202,227
                                                                            ------------
LIABILITIES:

Accrued management fees (Note 3)                                                  15,086
Accrued transfer agent fees (Note 3)                                               2,555
Accrued fund accounting fees (Note 3)                                              1,310
Written options outstanding, at value (premiums received $58,432) (Note 5)       124,000
Audit fees payable                                                                22,990
Other payables and accrued expenses                                                4,083
                                                                            ------------
TOTAL LIABILITIES                                                                170,024
                                                                            ------------
TOTAL NET ASSETS                                                            $ 20,032,203
                                                                            ============
NET ASSETS CONSIST OF:

Capital stock                                                               $     26,935
Additional paid-in-capital                                                    62,536,960
Accumulated net realized loss on investments and written options             (48,762,783)
Net unrealized appreciation on investments and written options                 6,231,091
                                                                            ------------
TOTAL NET ASSETS                                                            $ 20,032,203
                                                                            ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($20,032,203/2,693,555 shares)                              $       7.44
                                                                            ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS

FOR  THE  YEAR  ENDED  DECEMBER  31,  2003




INVESTMENT INCOME:
Dividends                                                   $    82,575
Interest                                                          7,361
                                                            -----------
Total Investment Income                                          89,936
                                                            -----------
EXPENSES:

Management fees (Note 3)                                        145,685
Transfer agent fees (Note 3)                                     60,355
Fund accounting fees (Note 3)                                    43,865
Directors' fees (Note 3)                                          6,850
Audit fees                                                       21,150
Custodian fees                                                    4,850
Miscellaneous                                                    10,682
                                                            -----------
Total Expenses                                                  293,437
Less reduction of expenses (Note 3)                            (118,285)
                                                            -----------
Net Expenses                                                    175,152
                                                            -----------
NET INVESTMENT LOSS                                             (85,216)
                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on -
Investments                                                   3,123,479
Written options                                                 (71,389)
                                                            -----------
                                                              3,052,090
                                                            -----------

Net change in unrealized appreciation (depreciation) on -
Investments                                                   7,068,529
Written options                                                 (65,568)
                                                             -----------
                                                              7,002,961
                                                             -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                                  10,055,051
                                                            -----------

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                  $ 9,969,835
                                                            ===========



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                         FOR THE        FOR THE
                                                        YEAR ENDED    YEAR ENDED
                                                         12/31/03      12/31/02
                                                       -----------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

Net investment loss                                    $   (85,216)  $   (224,472)
Net realized gain (loss) on investments                  3,052,090    (30,800,368)
Net change in unrealized appreciation (depreciation)
 on investments                                          7,002,961      6,037,556
                                                       -----------   ------------
Net increase (decrease) from operations                  9,969,835    (24,987,284)
                                                       -----------   ------------

CAPITAL STOCK ISSUED AND
REPURCHASED:

Net decrease from capital share transactions (Note 6)     (115,679)   (17,905,776)
                                                       -----------   ------------
Net increase (decrease) in net assets                    9,854,156    (42,893,060)

NET ASSETS:

Beginning of year                                       10,178,047     53,071,107
                                                       -----------   ------------
END OF YEAR (including undistributed net investment
loss of $0 and $0, respectively)                       $20,032,203   $ 10,178,047
                                                       ===========   ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS




                                                                                              FOR THE PERIOD
                                                              FOR THE YEARS ENDED               8/8/00 1 TO
                                                    12/31/03          12/31/02    12/31/01       12/31/00
                                              --------------------   ---------   ----------  ----------------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD):

NET ASSET VALUE - BEGINNING OF PERIOD         $               3.73   $    5.91   $    7.16   $         10.00
                                              --------------------   ---------   ----------  ----------------
Income (loss) from investment operations:
Net investment loss                                          (0.03)    (0.03)4       (0.03)            (0.02)
Net realized and unrealized gain (loss) on
investments                                                   3.74       (2.15)      (1.22)            (2.82)
                                              --------------------   ---------   ----------  ----------------
Total from investment operations                              3.71       (2.18)      (1.25)            (2.84)
                                              --------------------   ---------   ----------  ----------------
NET ASSET VALUE - END OF PERIOD               $               7.44   $    3.73   $    5.91   $          7.16
                                              ====================   =========   ==========  ================
Total return2                                                99.46%    (36.89%)    (17.46%)          (28.40%)

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
DATA:
Expenses*                                                     1.20%       1.20%       1.20%           1.18%3
Net investment loss                                         (0.58%)     (0.71%)     (0.49%)         (0.71%)3

Portfolio turnover                                              83%        137%         63%               13%

NET ASSETS - END OF PERIOD (000's omitted)    $             20,032   $  10,178   $  53,071   $        66,624
                                              ====================   =========   ==========  ================



*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:




0.81%  0.41%  0.11%  N/A




1Recommencement  of  operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during 2001, 2002 and 2003. Periods less than one year are not annualized.
3Annualized.
4Calculated  based  on  average  shares  outstanding  during  the  period.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.     ORGANIZATION

Technology Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies in technology-based industries.

The Fund's Advisor is Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management. On August 8, 2000, the Series resumed sales of shares to advisory clients and employees of the Advisor and its affiliates. Between May 1, 2001 and August 22, 2002, the Series offered shares directly to investors. Previously, the Series was available from time to time to employees and advisory clients of the Advisor.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2003, 960 million shares have been designated in total among 18 series, of which 50 million have been designated as Technology Series common stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

OPTION  CONTRACTS
The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the "exercise price") at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a "covered basis." This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered.

Notes  to  Financial  Statements

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting.

The Advisor has contractually agreed, until at least April 30, 2005, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.20% of average daily net assets each year. Accordingly, the Advisor waived fees of $118,285 for the year ended December 31, 2003, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services through October 31, 2003, the Fund paid the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket

Notes  to  Financial  Statements
expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services through October 31, 2003, the Series paid an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

Effective November 1, 2003, the Master Services Agreement, which covers accounting services and transfer agent services between the Fund and the Advisor, was amended. Under the amended agreement, for providing these services, the Fund will pay the Advisor an annual fee of 0.15% of the Fund's net assets up to $900 million, 0.11% for the Fund's net assets between $900 million and $1.5 billion, and 0.07% for the Fund's net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses will be charged. Expenses not directly attributable to a series will be allocated based on each series' relative net assets. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2003, purchases and sales of securities, other than short-term securities, were $11,181,538 and $12,229,387, respectively.

5.     OPTIONS  WRITTEN

A summary of obligations for written option contracts for the year ended December 31, 2003 is as follows:


                                                Put Options                               Call Options
                                  ----------------------------------------  --------------------------------------
                                  Number of Contracts    Premiums Received  Number of Contracts  Premiums Received
                                  -------------------   ------------------  -------------------  -----------------
Balance at December 31, 2002                        -   $                -                   -  $                -
Options entered into during 2003                  220               48,604                 553             162,273
Options expired during 2003                         -                    -                   -                   -
Options exercised during 2003                       -                    -                   -                   -
Options closed during 2003                       (220)             (48,604)               (398)           (103,841)
                                  -------------------   ------------------  -------------------  -----------------
Balance at December 31, 2003                        -   $                -                 155  $           58,432
                                  ===================   ==================  ===================  =================



6.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Technology  Series  were:




                      FOR THE YEAR                FOR THE YEAR
                     ENDED 12/31/03              ENDED 12/31/02
              ---------------------------   -------------------------
                SHARES          AMOUNT        SHARES        AMOUNT
              ------------  -------------   ----------   ------------
Sold              333,226   $   1,879,528    2,319,968   $ 11,055,673
Repurchased      (365,849)     (1,995,207)  (8,566,705)   (28,961,449)
              ------------  -------------   ----------   ------------
Total             (32,623)  $    (115,679)  (6,246,737)  $(17,905,776)
              ===========   =============   ==========   ============



Substantially all of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

Notes  to  Financial  Statements

7.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2003 other than those referred to in Note 5.

8.    FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

9.   TECHNOLOGY  SECURITIES

The Series may focus its investments in certain related technology industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

10.  FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

At December 31, 2003, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:



Cost for federal income tax purposes  $15,105,579

Unrealized appreciation               $ 5,268,599
Unrealized depreciation                  (191,187)
                                      ------------
Net unrealized appreciation           $ 5,077,412
Capital loss carryover                 47,543,536


The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:



Loss Carryover   Expiration Date
--------------  -----------------

$       701,981  December 31, 2008
$    10,047,586  December 31, 2009
$    36,793,969  December 31, 2010

Report  of  Independent  Auditors


TO  THE  BOARD  OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF TECHNOLOGY
SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Technology Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.


/s/ PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
FEBRUARY  11,  2004

Directors'  and  Officers'  Information  (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.



Name:                                             B. Reuben Auspitz*
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              56
Current Position(s) Held with Fund:               Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:           N/A - Vice President 1984 - 2003; President since 2004
Principal Occupation(s) During Past 5 Years:      Executive Vice President, Director & Executive Group Member***,
                                                  Manning & Napier Advisors, Inc.; Treasurer, Manning & Napier Advisory Advantage
                                                  Corp., 1990-2003; Treasurer, Exeter Advisors, Inc., 2000-2003; Holds one or more of the following titles for various subsidiaries and affiliates: President,
                                                  Director, Chairman or Member
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Jeffrey S. Coons, Ph.D.
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              40
Current Position(s) Held with Fund:               Vice President
Term of Office & Length of Time Served:           N/A - Since 2004
Principal Occupation(s) During Past 5 Years:      Co-Director of Research & Executive Group Member***,
                                                  Manning & Napier Advisors, Inc.; Managing Director - Risk Management, 7/93 -
                                                  9/02; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:18
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Martin Birmingham
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              82
Current Position(s) Held with Fund:               Director
Term of Office & Length of Time Served:           N/A - Since 1994
Principal Occupation(s) During Past 5 Years:      Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Harris H. Rusitzky
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              68
Current Position(s) Held with Fund:               Director, Audit Committee Member
Term of Office & Length of Time Served:           N/A - Since 1985
Principal Occupation(s) During Past 5 Years:      President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------

Directors'  and  Officers'  Information  (unaudited)



Name:                                             Peter L. Faber
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              65
Current Position(s) Held with Fund:               Director
Term of Office & Length of Time Served:           N/A - Since 1987
Principal Occupation(s) During Past 5 Years:      Partner, McDermott, Will & Emery (law firm)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    New York City Partnership & Chamber of Commerce, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Stephen B. Ashley
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              63
Current Position(s) Held with Fund:               Director, Audit Committee Member
Term of Office & Length of Time Served:           N/A - Since 1996
Principal Occupation(s) During Past 5 Years:      Chairman, Director, President & Chief Executive Officer,
                                                  The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    Genesee Corp.
                                                  The Ashley Group
                                                  Fannie Mae
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Christine Glavin
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              37
Current Position(s) Held with Fund:               Principal Financial Officer, Chief Financial Officer
Term of Office & Length of Time Served:           N/A - Since 2001
Principal Occupation(s) During Past 5 Years:      Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Jodi L. Hedberg
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              36
Current Position(s) Held with Fund:               Corporate Secretary
Term of Office & Length of Time Served:           N/A - Since 1997
Principal Occupation(s) During Past 5 Years:      Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Alaina V. Metz
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              36
Current Position(s) Held with Fund:               Special Assistant Secretary
Term of Office & Length of Time Served:           N/A - Since 2002
Principal Occupation(s) During Past 5 Years:      Vice President, BISYS
Number of Portfolios Overseen within Fund Complex:18
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------


*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.
***The Executive Group, which consists of six members, performs the duties of the Office of the President, effective May 1, 2003.

[This  page  intentionally  left  blank]

Exeter  Fund,  Inc.
Annual  Report
December  31,  2003

Life  Sciences  Series

Management  Discussion  and  Analysis  (unaudited)

Dear  Shareholders:

Market conditions in 2003 proved to be more favorable than in 2002, and the Life Sciences Series achieved a return that exceeded the returns of the S&P 500 Health Care Index and the S&P 500 Total Return Index for the fourth year in a row. Over the calendar year 2003, the Life Sciences Series generated a total return of 29.39%, which exceeds the 15.06% return of the S&P 500 Health Care Index and the 28.67% return of the S&P 500 Total Return Index.

The relative outperformance versus our benchmarks in 2003 was due to a combination of our sector weightings and our selection of stocks within each sector. During the year, the Life Sciences Series was heavily weighted in biotechnology stocks, which performed very well. Several late-stage clinical trials achieved positive outcomes, and this helped restore investor confidence and enthusiasm to the sector. Early in the year, we focused on large-cap stocks to capitalize on the change in investor sentiment and new money coming into the market. As the year progressed, we rotated into the smaller names, which we believed offered more upside potential. Looking into the year ahead, we believe that the fundamentals of the biotechnology sector will remain strong, but investors will need to be more selective in their choices due to the higher valuations.

Life science tools companies, which provide equipment and services used in the research and development process, also performed well during 2003. Strong fundamentals are being driven by an increase in spending by biopharmaceutical companies to develop new drug therapies. We expect this trend to continue going forward. The Series also made investments in several life science equipment and instrument companies with industrial exposure as a way to capitalize on a perceived cyclical upturn in the broader markets.

The Series also had significant investments in pharmaceutical stocks, which had a challenging year in 2003. Historically, pharmaceutical companies have not outperformed on a relative basis during an economic recovery. We did, however, make investments in some companies that had reached very low valuations. Over the course of the year, several large-cap companies missed earnings expectations and several generic companies were successful in high-profile patent challenges, which we believe capped the sector's earnings multiple (that is, what investors are willing to pay for a stock). Going forward, we believe the performance of major pharmaceutical companies will diverge due to differences in patent expiry exposure and new product flow among companies. Our strategy is, and will be, to invest in companies with little patent exposure (to generic drugs) and new products that offer under-served markets.

The Life Sciences Series avoided the managed care sector in 2003. Although this area performed well due to companies beating earnings expectations, we remain concerned that the industry is at a cyclical peak with lofty margins that are not sustainable.

The Life Science Series also continues to invest in health care information technology (HCIT). We believe that the development and adoption of HCIT is paramount to reducing costs and improving patient outcomes in the delivery of health care.

Lastly, the entire medical devices sector performed well due to strong fundamentals and earnings that beat expectations. We made several investments in this sector that appreciated considerably. We will continue to focus on small and mid-cap companies that offer tremendous growth at attractive valuations.

Health care continues to grow as a percentage of Gross Domestic Product (GDP), and we believe that this trend will continue for the foreseeable future, driven by favorable demographics, lifestyle choices, and the significant flow of new products and services. We believe that our investment strategies, in combination with our independent thought and strict pricing discipline, will allow us to achieve superior performance in the years to come.

As always, we appreciate your business and we wish you all the best for the new year.

Sincerely,


Exeter  Asset  Management

Performance  Update  as  of  December  31,  2003  (unaudited)



Exeter Fund, Inc.
Life Sciences Series
                                                            Total Return
                                                        ----------------------
                                           Growth of
Through                                     $10,000                   Average
12/31/03                                  Investment    Cumulative1   Annual1
------------------------------------------------------------------------------
One Year                                  $    12,939         29.39%    29.39%
Inception                                 $    23,994        139.94%    23.42%





Standard & Poor's (S&P)
500 Total Return Index2
                                             Total Return
                                        ----------------------
                           Growth of
Through                     $10,000                   Average
12/31/03                  Investment    Cumulative1   Annual1
--------------------------------------------------------------
One Year                  $    12,867         28.67%    28.67%
Inception                 $     8,627        -13.73%    -3.49%





Standard & Poor's (S&P)
500 Health Care Index2
                                            Total Return
                                      -----------------------
                          Growth of
Through                    $10,000                   Average
12/31/03                 Investment    Cumulative1   Annual1
-------------------------------------------------------------
One Year                 $    11,506         15.06%    15.06%
Inception                $    10,125          1.25%     0.30%



The value of a $10,000 investment in the Exeter Fund, Inc. - Life Sciences Series from its current activation (11/5/99) to present (12/31/03) as compared to the S&P 500 Total Return Index and the S&P 500 Health Care Index.

<graphic>
<line  chart>

Data  for  line  chart  to  follow:



             Exeter Fund, Inc.          S&P 500        S&P 500 Health
Date        Life Sciences Series  Total Return Index     Care Index
11/5/1999   $             10,000  $            10,000  $        10,000
12/31/1999                10,800               10,745            8,933
12/31/2000                20,229                9,766           12,138
12/31/2001                22,596                8,606           10,662
12/31/2002                18,544                6,705            8,800
12/31/2003                23,994                8,627           10,125



1Performance numbers for the Series and Indices are calculated from November 5, 1999, the Series' current activation date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. If a shareholder had made an original investment of $10,000 on the previous activation date of October 7, 1992 and held the investment through the liquidation date on September 21, 1995, the average annual return would have been 18.06% versus
16.36% for the S&P 500 Total Return Index for the same time period. 2The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter Market. The S&P 500 Health Care Index is a capitalization-weighted measure of all the stocks in the S&P 500 Total Return Index that are involved in the business of health care related products and services. Both Indices' returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003

                                                                          VALUE
                                                             SHARES      (NOTE 2)
-----------------------------------------------------------------------------------
COMMON STOCKS - 90.7%
BIOTECHNOLOGY - 21.8%
BioMarin Pharmaceutical, Inc.*                                634,000  $ 4,925,546
Celltech Group plc* (United Kingdom) (Note 8)               1,330,000    8,999,807
Ciphergen Biosystems, Inc.*                                   235,900    2,651,516
Invitrogen Corp.*                                              66,000    4,620,000
Millennium Pharmaceuticals, Inc.*                             480,000    8,961,600
Transkaryotic Therapies, Inc.*                                376,000    5,869,360
                                                                       ------------
                                                                        36,027,829
                                                                       ------------
CHEMICALS - 8.3%
Akzo Nobel N.V. (Netherlands) (Note 8)                        120,000    4,631,679
Lonza Group AG (Switzerland) (Note 8)                         159,000    9,140,813
                                                                       ------------
                                                                        13,772,492
                                                                       ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.9%
Mettler-Toledo International, Inc.* (Switzerland) (Note 8)     20,250      854,752
Thermo Electron Corp.*                                        130,000    3,276,000
Varian, Inc.*                                                 133,000    5,550,090
                                                                       ------------
                                                                         9,680,842
                                                                       ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 19.8%
Applera Corp. - Applied Biosystems Group                      215,000    4,452,650
Beckman Coulter, Inc.                                         172,000    8,742,760
Bruker BioSciences Corp.*                                     787,634    3,583,735
Cardiac Science, Inc.*                                      1,557,300    6,213,627
CTI Molecular Imaging, Inc.*                                  125,025    2,114,173
Millipore Corp.*                                              146,000    6,285,300
Thoratec Corp.*                                                98,500    1,281,485
                                                                       ------------
                                                                        32,673,730
                                                                       ------------
HEALTH CARE PROVIDERS & SERVICES - 8.4%
CIGNA Corp.                                                    70,000    4,025,000
NDCHealth Corp.                                               102,000    2,613,240
WebMD Corp.*                                                  808,000    7,263,920
                                                                       ------------
                                                                        13,902,160
                                                                       ------------
INTERNET SOFTWARE & SERVICES - 2.6%
Allscripts Healthcare Solutions, Inc.*                        794,650    4,227,538
                                                                       ------------
PHARMACEUTICALS - 23.9%
Guilford Pharmaceuticals, Inc.*                               597,000    4,047,660
Merck KGaA (Germany) (Note 8)                                 145,000    6,017,273
Novartis AG - ADR (Switzerland) (Note 8)                      214,000    9,820,460
Pfizer, Inc.                                                  142,000    5,016,860
Schering AG (Germany) (Note 8)                                104,000    5,268,207



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003




                                                           SHARES/       VALUE
                                                       PRINCIPAL AMOUNT (NOTE 2)
-----------------------------------------------------------------------------------
PHARMACEUTICALS (continued)
Schering-Plough Corp.                                        490,000  $  8,521,100
SuperGen, Inc.*                                               65,000       715,000
                                                                       ------------
                                                                        39,406,560
                                                                       ------------
TOTAL COMMON STOCKS
(Identified Cost $130,107,024)                                         149,691,151
                                                                       ------------

SHORT-TERM INVESTMENTS - 10.3%
Dreyfus Treasury Cash Management - Institutional Shares    3,422,219     3,422,219
Fannie Mae Discount Note, 1/9/2004                        $7,500,000     7,498,266
Federal Home Loan Bank Discount Note, 1/9/2004             6,000,000     5,998,667
                                                                       ------------
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $16,919,152)                                           16,919,152
                                                                       ------------
TOTAL INVESTMENTS - 101.0%
(Identified Cost $147,026,176)                                         166,610,303
LIABILITIES, LESS OTHER ASSETS - (1.0%)                                 (1,620,476)
                                                                       ------------
NET ASSETS - 100%                                                     $164,989,827
                                                                      =============


*Non-income  producing  security
ADR  -  American  Depository  Receipt

The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES

DECEMBER  31,  2003




ASSETS:
Investments, at value (identified cost $147,026,176) (Note 2)      $166,610,303
Foreign currency, at value (cost $1)                                          1
Receivable for securities sold                                        1,892,687
Receivable for fund shares sold                                         103,422
Foreign tax reclaims receivable                                          44,340
Dividends receivable                                                     34,782
                                                                   ------------
TOTAL ASSETS                                                        168,685,535
                                                                   ------------
LIABILITIES:

Accrued management fees (Note 3)                                        123,558
Accrued transfer agent fees (Note 3)                                     15,803
Accrued fund accounting fees (Note 3)                                     9,701
Accrued directors' fees (Note 3)                                            253
Payable for securities purchased                                      3,404,047
Payable for fund shares repurchased                                     115,980
Audit fees payable                                                       25,666
Other payables and accrued expenses                                         700
                                                                   ------------
TOTAL LIABILITIES                                                     3,695,708
                                                                   ------------
TOTAL NET ASSETS                                                   $164,989,827
                                                                   ============
NET ASSETS CONSIST OF:

Capital stock                                                      $    137,958
Additional paid-in-capital                                          144,127,645
Accumulated net realized gain on investments and written options      1,132,343
Net unrealized appreciation on investments, foreign currency,
and other assets and liabilities                                     19,591,881
                                                                   ------------
TOTAL NET ASSETS                                                   $164,989,827
                                                                   ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($164,989,827/13,795,749 shares)                   $      11.96
                                                                   ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS

FOR  THE  YEAR  ENDED  DECEMBER  31,  2003




INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $83,488 )           $ 1,236,026
Interest                                                         93,951
                                                            ------------
Total Investment Income                                       1,329,977
                                                            ------------
EXPENSES:

Management fees (Note 3)                                      1,348,970
Transfer agent fees (Note 3)                                    109,086
Fund accounting fees (Note 3)                                    65,504
Directors' fees (Note 3)                                          7,150
Custodian fees                                                   24,000
Miscellaneous                                                    51,256
                                                            ------------
Total Expenses                                                1,605,966
Less reduction of expenses (Note 3)                             (17,146)
                                                            ------------
Net Expenses                                                  1,588,820
                                                            ------------
NET INVESTMENT LOSS                                            (258,843)
                                                            ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on -
Investments                                                   3,112,651
Written options                                                   1,863
Foreign currency and other assets and liabilities                 2,001
                                                            ------------
                                                              3,116,515
                                                            ------------
Net change in unrealized appreciation (depreciation) on -
Investments                                                  33,841,668
Foreign currency and other assets and liabilities                 3,689
                                                            ------------
                                                             33,845,357
                                                            ------------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                                  36,961,872
                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                  $36,703,029
                                                            ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                          FOR THE        FOR THE
                                                        YEAR ENDED     YEAR ENDED
                                                         12/31/03       12/31/02
                                                      -------------  --------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

Net investment loss                                    $   (258,843)  $   (306,417)
Net realized gain on investments                          3,116,515      8,221,897
Net change in unrealized appreciation (depreciation)
on investments                                           33,845,357    (33,271,379)
                                                      -------------  --------------
Net increase (decrease) from operations                  36,703,029    (25,355,899)
                                                      -------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 10):

From net investment income                                        -        (16,453)
From net realized gain on investments                    (1,802,678)   (11,084,195)
                                                      -------------  --------------
Total distributions to shareholders                      (1,802,678)   (11,100,648)
                                                      -------------  --------------
CAPITAL STOCK ISSUED AND
 REPURCHASED:

Net increase from capital share transactions (Note 6)     9,844,390     15,662,452
                                                      -------------  --------------
Net increase (decrease) in net assets                    44,744,741    (20,794,095)

NET ASSETS:

Beginning of year                                       120,245,086    141,039,181
                                                      -------------  --------------
END OF YEAR (including undistributed net investment
loss of $0 and $0, respectively)                       $164,989,827   $120,245,086
                                                      =============  ==============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS



                                                                                                                 FOR THE PERIOD
                                                                        FOR THE YEARS ENDED                       11/5/99 1 TO
                                                           12/31/03          12/31/02    12/31/01    12/31/00       12/31/99
                                                      -------------------   ----------  ----------  ---------  -----------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
EACH YEAR):

NET ASSET VALUE - BEGINNING OF PERIOD                $               9.35   $   12.52   $   12.69   $   10.80   $         10.00
                                                      -------------------   ----------  ----------  ---------  -----------------
Income (loss) from investment operations:
Net investment income (loss)                                        (0.02)      (0.02)      (0.04)      (0.03)              --4
Net realized and unrealized gain (loss) on
 investments                                                         2.76       (2.23)       1.47        9.00              0.80
                                                      -------------------   ----------  ----------  ---------  -----------------
Total from investment operations                                     2.74       (2.25)       1.43        8.97              0.80
                                                      -------------------   ----------  ----------  ---------  -----------------
Less distributions to shareholders:
From net investment income                                              -         --4       (0.05)        --4                 -
From net realized gain on investments                               (0.13)      (0.92)      (1.55)      (7.08)                -
                                                      -------------------   ----------  ----------  ---------  -----------------
Total distributions to shareholders                                 (0.13)      (0.92)      (1.60)      (7.08)                -
                                                      -------------------   ----------  ----------  ---------  -----------------
NET ASSET VALUE - END OF PERIOD                      $              11.96   $    9.35   $   12.52   $   12.69   $         10.80
                                                      ===================   ==========  ==========  =========  =================
Total return2                                                       29.39%    (17.93%)      11.70%      87.31%             8.00%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses*                                                            1.18%       1.20%       1.14%       1.11%           1.22%3
Net investment income (loss)                                       (0.19%)     (0.25%)     (0.36%)     (0.30%)           0.02%3

Portfolio turnover                                                     86%         76%        120%        162%               10%

NET ASSETS - END OF PERIOD (000's omitted)           $            164,990   $ 120,245   $ 141,039   $ 138,063   $        82,770
                                                      ===================   ==========  ==========  =========  =================



*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:

0.01%  N/A  N/A  N/A  N/A




1Recommencement  of  operations.
2Represents aggregate total return for the period indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during 2003. Periods less than one year are not annualized.
3Annualized.
4Less  than  $0.01  per  share.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.     ORGANIZATION

Life Sciences Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies in industries based on the life sciences and related industries.

The Fund's Advisor is Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management. On November 5, 1999, the Series resumed sales of shares to advisory clients and employees the Advisor and its affiliates. On May 1, 2001, the Series began offering shares directly to investors. Previously, the Series was available from time to time to employees and advisory clients of the Advisor.

The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2003, 960 million shares have been designated in total among 18 series, of which 50 million have been designated as Life Sciences Series common stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

OPTION  CONTRACTS
The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the "exercise price") at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a "covered basis." This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered.

Notes  to  Financial  Statements

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting.

The Advisor has voluntarily agreed, until at least December 31, 2004, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.18% of average daily net assets each year. Accordingly, the Advisor waived fees of $17,146 for the year ended December 31, 2003, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services through October 31, 2003, the Fund paid the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket

Notes  to  Financial  Statements
expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services through October 31, 2003, the Series paid an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

Effective November 1, 2003, the Master Services Agreement, which covers accounting services and transfer agent services between the Fund and the Advisor, was amended. Under the amended agreement, for providing these services, the Fund will pay the Advisor an annual fee of 0.15% of the Fund's net assets up to $900 million, 0.11% for the Fund's net assets between $900 million and $1.5 billion, and 0.07% for the Fund's net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses will be charged. Expenses not directly attributable to a series will be allocated based on each series' relative net assets. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2003, purchases and sales of securities, other than short-term securities, were $109,671,342 and $105,328,505, respectively.

5.     CALL  OPTIONS  WRITTEN

A summary of obligations for written option contracts for the year ended December 31, 2003 is as follows:



                                  Number of Contracts    Premiums Received
                                 ---------------------  -------------------
Balance at December 31, 2002                        -   $                -
Options entered into during 2003                  960              179,211
Options expired during 2003                        (9)              (1,863)
Options exercised during 2003                    (951)            (177,348)
Options closed during 2003                          -                    -
                                 ---------------------  -------------------
Balance at December 31, 2003                        -   $                -
                                 =====================  ===================



6.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  Life  Sciences  Series  were:




                        FOR THE YEAR                 FOR THE YEAR
                       ENDED 12/31/03               ENDED 12/31/02
                -----------------------------   -------------------------
                 Shares            Amount         Shares        Amount
                -----------   ---------------   ----------  -------------
Sold              1,765,175   $    17,742,630    1,842,360   $ 19,027,199
Reinvested          152,948         1,758,172    1,148,767     10,985,189
Repurchased        (978,131)       (9,656,412)  (1,404,018)   (14,349,936)
                -----------   ---------------   ----------  -------------
Total               939,992   $     9,844,390    1,587,109   $ 15,662,452
                ===========   ===============   ==========  =============



Substantially all of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

Notes  to  Financial  Statements

7.   FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. Although the Series entered into written option contracts during the year, no such investments were held by the Series on December 31, 2003.

8.   FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

9.   LIFE  SCIENCES  SECURITIES

The Series may focus its investments in certain related life sciences industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

10.  FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including Post -October losses and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The  tax  character  of  distributions  paid  were  as  follows:



                          For the Year     For the Year
                         Ended 12/31/03   Ended 12/31/02
                        ---------------- ----------------
Ordinary income          $     1,725,329  $     4,348,791
Long-term capital gains           77,349        6,751,857



Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gain for its taxable year ended December 31, 2003.

For the year ended December 31, 2003, the Series elected to defer $287,784 of capital losses attributable to Post-October losses.

Notes  to  Financial  Statements

10.      FEDERAL  INCOME  TAX  INFORMATION  (continued)

At December 31, 2003, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes  $147,026,176

Unrealized appreciation               $ 29,353,720
Unrealized depreciation                 (9,769,592)
                                      ------------
Net unrealized appreciation           $ 19,584,128
Undistributed ordinary income         $  1,420,127


--------------------------------------------------------------------------------

FEDERAL  INCOME  TAX  INFORMATION  (UNAUDITED)

For federal income tax purposes, the Series designates the maximum amount allowable under the tax law as qualified dividend income.

Report  of  Independent  Auditors


TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF LIFE SCIENCES
SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Life Sciences Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

/S/  PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
FEBRUARY  11,  2004

Directors'  and  Officers'  Information  (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.



Name:                                             B. Reuben Auspitz*
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              56
Current Position(s) Held with Fund:               Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:           N/A - Vice President 1984 - 2003; President since 2004
Principal Occupation(s) During Past 5 Years:      Executive Vice President, Director & Executive Group Member***,
                                                  Manning & Napier Advisors, Inc.; Treasurer, Manning & Napier Advisory Advantage
                                                  Corp., 1990-2003; Treasurer, Exeter Advisors, Inc., 2000-2003; Holds one or more of the following titles for various subsidiaries and affiliates: President,
                                                  Director, Chairman or Member
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Jeffrey S. Coons, Ph.D.
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              40
Current Position(s) Held with Fund:               Vice President
Term of Office & Length of Time Served:           N/A - Since 2004
Principal Occupation(s) During Past 5 Years:      Co-Director of Research & Executive Group Member***,
                                                  Manning & Napier Advisors, Inc.; Managing Director - Risk Management, 7/93 -
                                                  9/02; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:18
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Martin Birmingham
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              82
Current Position(s) Held with Fund:               Director
Term of Office & Length of Time Served:           N/A - Since 1994
Principal Occupation(s) During Past 5 Years:      Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Harris H. Rusitzky
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              68
Current Position(s) Held with Fund:               Director, Audit Committee Member
Term of Office & Length of Time Served:           N/A - Since 1985
Principal Occupation(s) During Past 5 Years:      President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------

Directors'  and  Officers'  Information  (unaudited)



Name:                                             Peter L. Faber
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              65
Current Position(s) Held with Fund:               Director
Term of Office & Length of Time Served:           N/A - Since 1987
Principal Occupation(s) During Past 5 Years:      Partner, McDermott, Will & Emery (law firm)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    New York City Partnership & Chamber of Commerce, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Stephen B. Ashley
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              63
Current Position(s) Held with Fund:               Director, Audit Committee Member
Term of Office & Length of Time Served:           N/A - Since 1996
Principal Occupation(s) During Past 5 Years:      Chairman, Director, President & Chief Executive Officer,
                                                  The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    Genesee Corp.
                                                  The Ashley Group
                                                  Fannie Mae
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Christine Glavin
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              37
Current Position(s) Held with Fund:               Principal Financial Officer, Chief Financial Officer
Term of Office & Length of Time Served:           N/A - Since 2001
Principal Occupation(s) During Past 5 Years:      Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Jodi L. Hedberg
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              36
Current Position(s) Held with Fund:               Corporate Secretary
Term of Office & Length of Time Served:           N/A - Since 1997
Principal Occupation(s) During Past 5 Years:      Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Alaina V. Metz
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              36
Current Position(s) Held with Fund:               Special Assistant Secretary
Term of Office & Length of Time Served:           N/A - Since 2002
Principal Occupation(s) During Past 5 Years:      Vice President, BISYS
Number of Portfolios Overseen within Fund Complex:18
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------


*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.
***The Executive Group, which consists of six members, performs the duties of the Office of the President, effective May 1, 2003.

Exeter  Fund,  Inc.
Annual  Report
December  31,  2003

Small  Cap  Series

Management  Discussion  and  Analysis  (unaudited)

Dear  Shareholders:

With a return of 37.82%, the Small Cap Series outperformed the S&P 500 Total Return Index but underperformed the RussellR 2000 Index during 2003.

In 2003, we continued to increase the Series' investment in the Basic Materials and Capital Goods sectors, which have benefited from the commodity strength we wrote about at year end 2002. We remain overweight in both of these sectors, relative to the Russell R 2000. In addition, the Series benefited from strong performance in the Health Care and Technology sectors, focusing on select Biotechnology and Medical Technology stocks as well as some cyclical technology companies that exhibit numerous "Profile" characteristics. Our Profile Strategy seeks out reasonably priced companies with a competitive advantage that allows them to increase revenues and margins above industry average, achieving high profitability. We also took advantage of another of our strategies, the Hurdle Rate Strategy, in the Technology sector. In early 2003, we invested in industries that were in the process of working down the massive excess capital that resulted from the 1999-2000 capital spending boom. Extreme pressure on returns from 2001 through the first half of 2003 forced many companies to retrench or even exit the industries, setting up favorable conditions when demand returned during the 2nd half of 2003.

The Series also remains overweight relative to the RussellR 2000 in the Energy, Basic Materials, and Capital Goods sectors, which performed well during the year. Basic Materials and Energy represent two major investment themes, and although we expect there to be cyclical corrections, we foresee a three to five year trend of increasing commodity prices given moderate levels of global demand. In 2002, we began to focus on the specter of increasing commodities prices, and tried to gain exposure to those companies that benefit from this environment. Because most commodities are priced in U.S. dollars, further U.S. dollar weakness, which we expect, should mitigate a large portion of the price increases for international customers. We expect this to aid in keeping global demand positive. Our portfolio is well positioned to continue benefiting from this investment theme.

Our underperformance relative to the RussellR 2000 can be attributed to our continued avoidance of the consumer finance sector, which hurt our relative performance for the year. Most of the companies in the consumer finance sector have appreciated significantly in a short period of time and have generated a lot of excitement among investors. We remain convinced, however, that the associated risks are too high. This short-term performance should also be put in a larger perspective: this Series has substantially outperformed the RussellR 2000 over the past five years.

The Series continues to hold an above-average cash balance as we wait for valuations to become more attractive. This excess cash should be viewed as an asset, because it allows us the luxury of being flexible enough to take advantage of any opportunities that arise in what we feel could be volatile markets in 2004.

As always, we appreciate your business and we wish you all the best for the new year.

Sincerely,

Exeter  Asset  Management

Management  Discussion  and  Analysis  (unaudited)

<graphic>
<pie  chart>



Portfolio Composition* - As of December 31, 2003

Chemicals                                          3.9%
Commercial Banks                                   2.1%
Electric Utilities                                 2.3%
Energy Equipment & Services                       12.2%
Food Products                                      6.5%
Health Care Equipment & Supplies                   4.8%
Hotels, Restaurants & Leisure                      5.8%
Household Durables                                 3.6%
Leisure Equipment & Products                       3.1%
Machinery                                          3.5%
Media                                              4.4%
Oil & Gas                                          4.5%
Paper & Forest Products                            5.1%
Road & Rail                                        2.4%
Semiconductors & Semiconductor Equipment           6.4%
Software                                           2.5%
Specialty Retail                                   3.6%
Textiles, Apparel & Luxury Goods                   2.1%
Miscellaneous**                                   12.7%
Cash, short-term investments, and liabilities,
less other assets                                  8.5%


*As a percentage of net assets.
**Miscellaneous
Aerospace & Defense
Airlines
Beverages
Biotechnology
Construction & Engineering
Diversified Telecommunication Services
Electrical Equipment
Health Care Providers & Services
Household Products
IT Services
Metals & Mining
Personal Products

Performance  Update  as  of  December  31,  2003  (unaudited)



Exeter Fund, Inc. -
Small Cap Series
                                       Total Return
                                  ----------------------
                      Growth of
Through                $10,000                   Average
12/31/03             Investment    Cumulative1   Annual1
--------------------------------------------------------
One Year             $    13,782         37.82%    37.82%
Five Year            $    16,756         67.56%    10.87%
Ten Year             $    22,149        121.49%     8.27%
Inception            $    29,495        194.95%     9.70%





Standard & Poor's (S&P)
500 Total Return Index2
                                           Total Return
                                        ---------------------
                           Growth of
Through                     $10,000                   Average
12/31/03                  Investment    Cumulative1   Annual1
-------------------------------------------------------------
One Year                  $    12,867         28.67%    28.67%
Five Year                 $     9,719         -2.81%    -0.57%
Ten Year                  $    28,549        185.49%    11.05%
Inception                 $    33,691        236.91%    10.96%





RussellR 2000 Index2

                                         Total Return
                                    ----------------------
                       Growth of
Through                 $10,000                   Average
12/31/03              Investment    Cumulative1   Annual1
----------------------------------------------------------
One Year              $    14,726         47.26%    47.26%
Five Year             $    14,113         41.13%     7.13%
Ten Year              $    24,723        147.23%     9.47%
Inception             $    33,559        235.59%    10.94%



The value of a $10,000 investment in the Exeter Fund, Inc. - Small Cap Series from its current activation (4/30/92) to present (12/31/03) as compared to the S&P 500 Total Return Index and the RussellR 2000 Index.

<graphic>
<line  chart>

Data  for  line  chart  to  follow:



            Exeter Fund, Inc.         S&P 500
Date         Small Cap Series   Total Return Index   RussellR 2000 Index
4/30/1992   $           10,000  $            10,000  $             10,000
12/31/1992              11,610               10,725                11,415
12/31/1993              13,317               11,799                13,574
12/31/1994              14,383               11,959                13,327
12/31/1995              16,497               16,437                17,117
12/31/1996              18,156               20,206                19,940
12/31/1997              20,388               26,944                24,399
12/31/1998              17,603               34,666                23,778
12/31/1999              19,341               41,958                28,833
12/31/2000              21,165               38,139                27,963
12/31/2001              25,831               33,610                28,658
12/31/2002              21,402               26,185                22,788
12/31/2003              29,495               33,691                33,559



1Performance numbers for the Series and Indices are calculated from April 30, 1992, the Series' current activation date. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results.
2The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter Market. The Index returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses. The RussellR 2000 Index is an unmanaged index that consists of 2,000 small-capitalization stocks. Members of the Index represent only U.S. common stocks that are invested in the U.S. equity markets. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. Unlike Series returns, the Index returns do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                                      VALUE
                                                                          SHARES    (NOTE 2)
---------------------------------------------------------------------------------------------
COMMON STOCKS - 91.5%
AEROSPACE & DEFENSE - 1.8%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil) (Note 7)   73,094  $2,560,483
                                                                                   ----------
AIRLINES - 0.9%
SkyWest, Inc.                                                              73,000   1,322,760
                                                                                   ----------
BEVERAGES - 0.9%
National Beverage Corp.*                                                   31,000     505,300
PepsiAmericas, Inc.                                                        44,000     753,280
                                                                                   ----------
                                                                                    1,258,580
                                                                                   ----------
BIOTECHNOLOGY - 1.6%
BioMarin Pharmaceutical, Inc.*                                            130,000   1,009,970
Celltech Group plc* (United Kingdom) (Note 7)                             184,000   1,245,086
                                                                                   ----------
                                                                                    2,255,056
                                                                                   ----------
CHEMICALS - 3.9%
Cabot Corp.                                                                24,000     764,160
IMC Global, Inc.                                                           77,000     764,610
Minerals Technologies, Inc.                                                67,000   3,969,750
                                                                                   ----------
                                                                                    5,498,520
                                                                                   ----------
COMMERCIAL BANKS - 2.1%
American National Bankshares, Inc.                                          4,100     108,568
Chemical Financial Corp.                                                    9,300     338,427
City Bank                                                                  10,500     341,250
Corus Bankshares, Inc.                                                     11,000     347,160
First Bancorp                                                               8,000     251,280
First Community Bancshares, Inc.                                           10,500     348,180
First Financial Corp.                                                      11,300     339,113
Firstbank Corp.                                                            11,100     345,876
Omega Financial Corp.                                                       3,955     152,228
Whitney Holding Corp.                                                       8,600     352,514
                                                                                   ----------
                                                                                    2,924,596
                                                                                   ----------
CONSTRUCTION & ENGINEERING - 1.1%
Insituform Technologies, Inc. - Class A*                                   45,675     753,637
The Shaw Group, Inc.*                                                      54,000     735,480
                                                                                   ----------
                                                                                    1,489,117
                                                                                   ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.4%
Compania Anonima Nacional Telefonos de Venezuela
(CANTV) - ADR (Venezuela) (Note 7)                                         45,000     686,700
D&E Communications, Inc.                                                   91,000   1,320,410
                                                                                   ----------
                                                                                    2,007,110
                                                                                   ----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                        VALUE
                                                           SHARES      (NOTE 2)
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.3%
Allegheny Energy, Inc.*                                     250,000  $ 3,190,000
                                                                     -----------
ELECTRICAL EQUIPMENT - 1.0%
Global Power Equipment Group, Inc.*                         100,000      668,000
Plug Power, Inc.*                                            98,400      713,400
                                                                     -----------
                                                                       1,381,400
                                                                     -----------
ENERGY EQUIPMENT & SERVICES - 12.2%
Atwood Oceanics, Inc.*                                       67,000    2,139,980
National-Oilwell, Inc.*                                     108,000    2,414,880
Newpark Resources, Inc.*                                    327,000    1,566,330
Precision Drilling Corp.* (Canada) (Note 7)                  29,000    1,266,720
Pride International, Inc.*                                  246,000    4,585,440
Varco International, Inc.*                                  218,000    4,497,340
Veritas DGC, Inc.*                                           59,000      618,320
                                                                     -----------
                                                                      17,089,010
                                                                     -----------
FOOD PRODUCTS - 6.5%
American Italian Pasta Co. - Class A*                        33,000    1,382,700
Chiquita Brands International, Inc.*                         33,925      764,330
Hain Celestial Group, Inc.*                                  24,000      557,040
J&J Snack Foods Corp.*                                       13,300      502,208
Lancaster Colony Corp.                                       12,200      550,952
Ralcorp Holdings, Inc.*                                      18,500      580,160
Sanderson Farms, Inc.                                        22,600      910,780
Smithfield Foods, Inc.*                                      92,000    1,904,400
Sylvan, Inc.*                                               165,000    1,996,500
                                                                     -----------
                                                                       9,149,070
                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES - 4.8%
Bruker BioSciences Corp.*                                   192,307      874,997
Cardiac Science, Inc.*                                      404,000    1,611,960
Millipore Corp.*                                             73,500    3,164,175
Thoratec Corp.*                                              86,000    1,118,860
                                                                     -----------
                                                                       6,769,992
                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES - 0.9%
WebMD Corp.*                                                139,000    1,249,610
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE - 5.8%
Benihana, Inc. - Class A*                                    37,000      475,450
Club Mediterranee S.A.* (France) (Note 7)                    58,800    2,200,547
The Hongkong & Shanghai Hotels Ltd. (Hong Kong) (Note 7)  4,690,000    2,733,558
International Speedway Corp. - Class A                       29,500    1,317,470
Shangri-La Asia Ltd. (Hong Kong) (Note 7)                 1,540,000    1,448,040
                                                                     -----------
                                                                       8,175,065
                                                                     -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                              VALUE
                                                 SHARES     (NOTE 2)
---------------------------------------------------------------------
HOUSEHOLD DURABLES - 3.6%
Cavalier Homes, Inc.*                             218,000  $  649,640
Helen of Troy Ltd.*                                44,375   1,027,281
Interface, Inc. - Class A*                        240,000   1,327,200
Libbey, Inc.                                       24,000     683,520
The Rowe Companies*                                82,000     295,200
Waterford Wedgwood plc (Ireland) (Note 7)       3,480,000     979,475
                                                           ----------
                                                            4,962,316
                                                           ----------
HOUSEHOLD PRODUCTS - 1.7%
Rayovac Corp.*                                    114,300   2,394,585
                                                           ----------
IT SERVICES - 0.5%
eFunds Corp.*                                      43,955     762,619
                                                           ----------
LEISURE EQUIPMENT & PRODUCTS - 3.1%
Callaway Golf Co.                                  41,000     690,850
Hasbro, Inc.                                       90,000   1,915,200
JAKKS Pacific, Inc.*                               38,000     500,080
K2, Inc.*                                          48,000     730,080
The Vermont Teddy Bear Co., Inc.*                 105,000     446,250
                                                           ----------
                                                            4,282,460
                                                           ----------
MACHINERY - 3.5%
Albany International Corp. - Class A               83,000   2,813,700
Wabtec Corp.                                      124,190   2,116,198
                                                           ----------
                                                            4,929,898
                                                           ----------
MEDIA - 4.4%
Acme Communications, Inc.*                        293,000   2,575,470
Hearst-Argyle Television, Inc.- Class A            43,000   1,185,080
Insight Communications Co., Inc.*                 233,000   2,402,230
                                                           ----------
                                                            6,162,780
                                                           ----------
METALS & MINING - 0.7%
RTI International Metals, Inc.*                    56,100     946,407
                                                           ----------
OIL & GAS - 4.5%
Forest Oil Corp.*                                 104,000   2,971,280
Teekay Shipping Corp. (Bahamas) (Note 7)           58,000   3,307,740
                                                           ----------
                                                            6,279,020
                                                           ----------
PAPER & FOREST PRODUCTS - 5.1%
Aracruz Celulose S.A. - ADR (Brazil) (Note 7)      71,500   2,505,360
Bowater, Inc.                                      53,000   2,454,430
Sino-Forest Corp. - Class A* (Canada) (Note 7)    530,000   2,116,309
                                                           ----------
                                                            7,076,099
                                                           ----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                          VALUE
                                                            SHARES      (NOTE 2)
----------------------------------------------------------------------------------
PERSONAL PRODUCTS - 0.2%
Playtex Products, Inc.*                                       43,500  $    336,255
                                                                      ------------
ROAD & RAIL - 2.4%
Kansas City Southern*                                        232,000     3,322,240
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.4%
Brooks Automation, Inc.*                                     300,000     7,251,000
Cymer, Inc.*                                                  35,300     1,630,507
                                                                      ------------
                                                                         8,881,507
                                                                      ------------
SOFTWARE - 2.5%
Activision, Inc.*                                            120,000     2,184,000
Network Associates, Inc.*                                     84,000     1,263,360
                                                                      ------------
                                                                         3,447,360
                                                                      ------------
SPECIALTY RETAIL - 3.6%
Foot Locker, Inc.                                             82,300     1,929,935
Mothers Work, Inc.*                                           19,800       483,120
Payless ShoeSource, Inc.*                                     49,000       656,600
Toys "R" Us, Inc.*                                           156,000     1,971,840
                                                                      ------------
                                                                         5,041,495
                                                                      ------------
TEXTILES, APPAREL & LUXURY GOODS - 2.1%
Kenneth Cole Productions, Inc. - Class A                      29,600       870,240
Hampshire Group Ltd.*                                         21,600       677,592
The Timberland Co. - Class A*                                 13,300       692,531
Wolverine World Wide, Inc.                                    33,600       684,768
                                                                      ------------
                                                                         2,925,131
                                                                      ------------
TOTAL COMMON STOCKS
(Identified Cost $106,372,598)                                         128,070,541
                                                                      ------------
SHORT-TERM INVESTMENTS - 10.6%
Dreyfus Treasury Cash Management - Institutional Shares    2,843,264     2,843,264
Fannie Mae Discount Note, 1/9/2004                        $6,000,000     5,998,600
Federal Home Loan Bank Discount Note, 1/16/2004            4,000,000     3,998,333
U.S. Treasury Bill, 2/5/2004                               2,000,000     1,998,357
                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $14,838,554)                                           14,838,554
                                                                      ------------
TOTAL INVESTMENTS - 102.1%
(Identified Cost $121,211,152)                                         142,909,095
LIABILITIES, LESS OTHER ASSETS - (2.1%)                                 (2,999,606)
                                                                      ------------
NET ASSETS - 100%                                                     $139,909,489
                                                                      ============

*Non-income producing security
ADR - American Depository Receipt



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES

DECEMBER  31,  2003



ASSETS:
Investments, at value (identified cost $121,211,152) (Note 2)   $142,909,095
Foreign currency, at value (cost $24,427)                             25,101
Receivable for fund shares sold                                      133,855
Dividends receivable                                                 107,958
Foreign tax reclaims receivable                                        7,652
                                                                ------------
TOTAL ASSETS                                                     143,183,661
                                                                ------------
LIABILITIES:

Accrued management fees (Note 3)                                     107,619
Accrued transfer agent fees (Note 3)                                  14,493
Accrued fund accounting fees (Note 3)                                  8,313
Payable for securities purchased                                   2,976,858
Payable for fund shares repurchased                                  139,945
Audit fees payable                                                    25,191
Other payables and accrued expenses                                    1,753
                                                                ------------
TOTAL LIABILITIES                                                  3,274,172
                                                                ------------
TOTAL NET ASSETS                                                $139,909,489
                                                                ============
NET ASSETS CONSIST OF:

Capital stock                                                   $    106,644
Additional paid-in-capital                                       121,374,379
Accumulated net realized loss on investments                      (3,271,300)
Net unrealized appreciation on investments, foreign currency,
and other assets and liabilities                                  21,699,766
                                                                ------------
TOTAL NET ASSETS                                                $139,909,489
                                                                ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($139,909,489/10,664,360 shares)      $      13.12
                                                                ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS

FOR  THE  YEAR  ENDED  DECEMBER  31,  2003




INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $23,874)            $   810,930
Interest                                                        103,929
                                                            ------------
Total Investment Income                                         914,859
                                                            ------------
EXPENSES:

Management fees (Note 3)                                      1,110,015
Transfer agent fees (Note 3)                                    109,014
Fund accounting fees (Note 3)                                    60,636
Directors' fees (Note 3)                                          6,900
Custodian fees                                                   24,050
Miscellaneous                                                    49,771
                                                            ------------
Total Expenses                                                1,360,386
Less reduction of expenses (Note 3)                              (8,276)
                                                            ------------
Net Expenses                                                  1,352,110
                                                            ------------
NET INVESTMENT LOSS                                            (437,251)
                                                            ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on -
Investments                                                   3,217,141
Foreign currency and other assets and liabilities                 8,070
                                                            ------------
                                                              3,225,211
                                                            ------------
Net change in unrealized appreciation (depreciation) on -
Investments                                                  34,883,461
Foreign currency and other assets and liabilities                 1,628
                                                            ------------
                                                             34,885,089
                                                            ------------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                                  38,110,300

NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                  $37,673,049
                                                            ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS



                                                          FOR THE        FOR THE
                                                        YEAR ENDED     YEAR ENDED
                                                         12/31/03       12/31/02
                                                       -------------  ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

Net investment loss                                    $   (437,251)  $   (289,492)
Net realized gain (loss) on investments                   3,225,211     (5,126,803)
Net change in unrealized appreciation (depreciation)
on investments                                           34,885,089    (14,308,805)
                                                       -------------  ------------
Net increase (decrease) from operations                  37,673,049    (19,725,100)
                                                       -------------  ------------
CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share transactions (Note 5)     6,464,322      6,972,325
                                                       -------------  ------------
Net increase (decrease) in net assets                    44,137,371    (12,752,775)

NET ASSETS:

Beginning of year                                        95,772,118    108,524,893
                                                       -------------  ------------
END OF YEAR (including undistributed net
investment loss of $0 and $0, respectively)            $139,909,489   $ 95,772,118
                                                       =============  ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS




                                                                          FOR THE YEARS ENDED
                                                  12/31/03          12/31/02    12/31/01    12/31/00    12/31/99
                                             -------------------   ---------  -----------  ---------  -----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):
NET ASSET VALUE - BEGINNING OF YEAR         $               9.52   $   11.49   $   10.57   $   10.53   $    9.64
                                             -------------------   ---------  -----------  ---------  -----------
Income (loss) from investment operations:
Net investment income (loss)                               (0.04)      (0.03)        --2        0.03        0.07
Net realized and unrealized gain (loss)
on investments                                              3.64       (1.94)       2.26        0.90        0.88
                                             -------------------   ---------  -----------  ---------  -----------
Total from investment operations                            3.60       (1.97)       2.26        0.93        0.95
                                             -------------------   ---------  -----------  ---------  -----------
Less distributions to shareholders:
From net investment income                                     -           -         --2       (0.09)      (0.06)
From net realized gain on investments                          -           -       (1.34)      (0.80)          -
                                             -------------------   ---------  -----------  ---------  -----------
Total distributions to shareholders                            -           -       (1.34)      (0.89)      (0.06)
                                             -------------------   ---------  -----------  ---------  -----------
NET ASSET VALUE - END OF YEAR               $              13.12   $    9.52   $   11.49   $   10.57   $   10.53
                                             ===================   =========  ===========  =========  ===========
Total return1                                              37.82%    (17.15%)      22.05%       9.43%       9.87%

RATIOS (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA:
Expenses*                                                   1.22%       1.24%       1.19%       1.14%       1.09%
Net investment income (loss)                              (0.39%)     (0.28%)       0.01%       0.24%       0.61%

Portfolio turnover                                            42%         70%         88%         56%         92%

NET ASSETS - END OF YEAR (000's omitted)    $            139,909   $  95,772   $ 108,525   $  94,748   $  91,301
                                             ===================   =========  ===========  =========  ===========



*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



0.01%  N/A  N/A  N/A  N/A



1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during 2003.
2Less  than  $0.01  per  share.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.     ORGANIZATION

Small Cap Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of small companies.

The Series is authorized to issue five classes of shares (Class A, B, C, D and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund's Advisor is Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management. Shares of the Series are offered to investors, employees and clients of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2003, 960 million shares have been designated in total among 18 series, of which 37.5 million have been designated as Small Cap Series Class A common stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting.

Notes  to  Financial  Statements

The advisor has voluntarily agreed, until at least December 31, 2004, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.22% of average daily net assets each year. Accordingly, the Advisor waived fees of $8,276 for the year ended December 31, 2003, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services through October 31, 2003, the Fund paid the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Fund also paid the Advisor an annual fee of $10,000 for each additional active class of a series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services through October 31, 2003, the Series paid an annual fee of $22,000 per class, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

Effective November 1, 2003, the Master Services Agreement, which covers accounting services and transfer agent services between the Fund and the Advisor, was amended. Under the amended agreement, for providing these services, the Fund will pay the Advisor an annual fee of 0.15% of the Fund's net assets up to $900 million, 0.11% for the Fund's net assets between $900 million and $1.5 billion, and 0.07% for the Fund's net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses will be charged. Expenses not directly attributable to a series will be allocated based on each series' relative net assets. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2003, purchases and sales of securities, other than short-term securities, were $49,456,496 and $41,646,944, respectively.

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  Class  A  shares  of  Small  Cap  Series  were:




                       FOR THE YEAR                  FOR THE YEAR
                      ENDED 12/31/03                ENDED 12/31/02
                -------------------------     ---------------------------
                 Shares          Amount         Shares          Amount
                -----------  ------------     ------------   ------------
Sold              1,309,419   $13,870,104        2,212,981   $ 23,432,645
Repurchased        (710,332)   (7,405,782)      (1,592,517)   (16,460,320)
                -----------  ------------     ------------   ------------
Total               599,087   $ 6,464,322          620,464   $  6,972,325
                ===========  ============     ============   ============



Substantially all of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

Notes  to  Financial  Statements

6.     FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2003.

7.     FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.     FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including net operating losses and foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

At December 31, 2003, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:



Cost for federal income tax purposes  $121,285,702

Unrealized appreciation               $ 28,409,497
Unrealized depreciation                 (6,786,104)
                                      ------------
Net unrealized appreciation           $ 21,623,393
Capital Loss Carryover                   3,196,750



The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire as follows:



Loss Carryover    Expiration Date
---------------  -----------------
$       482,805  December 31, 2010
$     2,713,945  December 31, 2011


Report  of  Independent  Auditors


TO  THE  BOARD  OF  DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF SMALL CAP
SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.


/S/  PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
FEBRUARY  11,  2004

Directors'  and  Officers'  Information  (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.



Name:                                             B. Reuben Auspitz*
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              56
Current Position(s) Held with Fund:               Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:           N/A - Vice President 1984 - 2003; President since 2004
Principal Occupation(s) During Past 5 Years:      Executive Vice President, Director & Executive Group Member***,
                                                  Manning & Napier Advisors, Inc.; Treasurer, Manning & Napier Advisory Advantage
                                                  Corp., 1990-2003; Treasurer, Exeter Advisors, Inc., 2000-2003; Holds one or more of the following titles for various subsidiaries and affiliates: President,
                                                  Director, Chairman or Member
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Jeffrey S. Coons, Ph.D.
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              40
Current Position(s) Held with Fund:               Vice President
Term of Office & Length of Time Served:           N/A - Since 2004
Principal Occupation(s) During Past 5 Years:      Co-Director of Research & Executive Group Member***,
                                                  Manning & Napier Advisors, Inc.; Managing Director - Risk Management, 7/93 -
                                                  9/02; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:18
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Martin Birmingham
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              82
Current Position(s) Held with Fund:               Director
Term of Office & Length of Time Served:           N/A - Since 1994
Principal Occupation(s) During Past 5 Years:      Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Harris H. Rusitzky
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              68
Current Position(s) Held with Fund:               Director, Audit Committee Member
Term of Office & Length of Time Served:           N/A - Since 1985
Principal Occupation(s) During Past 5 Years:      President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------

Directors'  and  Officers'  Information  (unaudited)



Name:                                             Peter L. Faber
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              65
Current Position(s) Held with Fund:               Director
Term of Office & Length of Time Served:           N/A - Since 1987
Principal Occupation(s) During Past 5 Years:      Partner, McDermott, Will & Emery (law firm)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    New York City Partnership & Chamber of Commerce, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Stephen B. Ashley
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              63
Current Position(s) Held with Fund:               Director, Audit Committee Member
Term of Office & Length of Time Served:           N/A - Since 1996
Principal Occupation(s) During Past 5 Years:      Chairman, Director, President & Chief Executive Officer,
                                                  The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    Genesee Corp.
                                                  The Ashley Group
                                                  Fannie Mae
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Christine Glavin
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              37
Current Position(s) Held with Fund:               Principal Financial Officer, Chief Financial Officer
Term of Office & Length of Time Served:           N/A - Since 2001
Principal Occupation(s) During Past 5 Years:      Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Jodi L. Hedberg
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              36
Current Position(s) Held with Fund:               Corporate Secretary
Term of Office & Length of Time Served:           N/A - Since 1997
Principal Occupation(s) During Past 5 Years:      Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Alaina V. Metz
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              36
Current Position(s) Held with Fund:               Special Assistant Secretary
Term of Office & Length of Time Served:           N/A - Since 2002
Principal Occupation(s) During Past 5 Years:      Vice President, BISYS
Number of Portfolios Overseen within Fund Complex:18
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------


*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.
***The Executive Group, which consists of six members, performs the duties of the Office of the President, effective May 1, 2003.

Exeter  Fund,  Inc.
Annual  Report
December  31,  2003

World  Opportunities  Series

Management  Discussion  and  Analysis  (unaudited)

Dear  Shareholders:

The World Opportunities Series ended the year with a total return of 30.80%. In the short term, the Series underperformed its benchmarks the MSCI World Index, which appreciated 33.11%, and the MSCI All Country World Index Free ex U.S., which returned over 40%. Over the longer term, however, it has substantially outperformed these benchmarks over periods of three years and greater.

The Series' equity holdings are selected based on the Advisor's bottom up investment strategies. The portfolio continues to hold a combination of both defensive and cyclical stocks. The defensive stocks outperformed during the post-bubble recession, but during the current global recovery it has been the cyclical stocks that have performed strongly, especially in emerging markets. Some of the cyclical positions were sold when they reached full valuation during the course of the year.

Basic material stocks in such industries as metals, minerals, agricultural chemicals and pulp represented the majority of the stocks sold. These stocks had been purchased under our Hurdle Rate Strategy. Under this strategy, we look for companies in industries experiencing weak demand. When demand is weak, capacity must be reduced, often through plant closings or a reduction of the number of overall competitors. Then as demand picks up, it outstrips the reduced supply and the surviving companies gain pricing power. When we sold these stocks, we purchased new cyclically oriented stocks with better valuations as replacements. These new holdings come from many different industries such as telecommunications, information technology, household products, publishing, and oil drilling.

We continue to feel that some Hurdle Rate industries are still playing out, although they have appreciated from the depressed levels seen last year. Even so, the portfolio is still quite overweight in the Basic Materials sector relative to its benchmarks, as we expect demand to outpace available capacity. The Series is also overweight in the consumer staples sector, with positions in food, beverages and household products.

Even after increasing the weighting of telecommunication and information technology stocks, the Series is underweight in both. While there has been improvement in these sectors, most stocks lack attractive valuations, as investors price in over-optimistic growth. These sectors still exhibit weak demand and capital spending, and further rationalization is needed before these sectors look attractive again.

The Series' holdings in Brazil had a very strong year. President Lula's investor friendly fiscal austerity is helping push stocks to new heights and dropping risk levels to all-time lows. The Brazilian stocks in the Series are composed mainly of cyclical stocks that were able to benefit from supply and demand dynamics in the oil and pulp industries. These stocks were bought under our Hurdle Rate Strategy.

In the second half of the year, we added several Japanese holdings. We have become a little more positive on Japan as monetary stimulus is being pumped into the economy and a financial sector "clean-up" is underway. Japan is already benefiting from a strong export market, and we expect consumer demand to increase as well. We invested in three companies that had compelling valuations and fit our strategies. They were purchased either under our Bankable Deal Strategy, under which we look for stocks selling at such a discount to intrinsic value that market forces will eventually seek to unlock the value, or our Profile Strategy, under which we look for companies that have a competitive advantage that allows them to increase growth more quickly than the competition.

Overall we are still underweighted in Japan because we remain wary of the banking system there. In fact, a prominent reason for the Series' near-term underperformance was that the Series did not hold any Japanese stocks for most of the year. Earlier in the year when Japan's Resona Bank was bailed out by the government, we believed that Japan posed too great a risk if monetary stimulus to the economy was removed. Another reason for 2003's performance compared to the MSCI All Country World Index Free ex U.S. was that the Series is heavily overweight in the health care and consumer staples sectors, whose returns, while positive, were lower than some of the other sectors in the index. However, we feel both of these sectors are attractive going forward.


We believe that the global economy is in the midst of an economic recovery that will continue into 2004. Until our outlook changes, we will continue to rotate the Series' portfolio out of defensive holdings and into cyclical stocks as long as attractive valuations and strategy fit are present.

As always, we appreciate your business and we wish you all the best for the new year.

Sincerely,

Exeter  Asset  Management

Management  Discussion  and  Analysis  (unaudited)

<graphic>
<pie  chart>



Portfolio Allocation by Country* - As of December 31, 2003
Australia                                                          4.2%
Bahamas                                                            2.2%
Belgium                                                            1.9%
Bermuda                                                            0.5%
Brazil                                                            12.1%
Canada                                                             1.8%
France                                                             6.8%
Germany                                                            8.4%
Guernsey                                                           1.4%
Hong Kong                                                          1.4%
Indonesia                                                          2.0%
Ireland                                                            0.5%
Japan                                                              6.3%
Mexico                                                             2.9%
Netherlands                                                        4.6%
Norway                                                             5.7%
South Korea                                                        1.7%
Spain                                                              2.0%
Switzerland                                                       13.8%
Taiwan                                                             1.8%
United Kingdom                                                    16.4%
Cash, short-term investments, and other assets, less liabilities   1.6%

*As a percentage of net assets.

Performance  Update  -  December  31,  2003  (unaudited)



Exeter Fund, Inc.-
World Opportunities Series
                                              Total Return
                                          ----------------------
                             Growth of
Through                       $10,000                   Average
12/31/03                    Investment    Cumulative1   Annual1
----------------------------------------------------------------
One Year                    $    13,080         30.80%    30.80%
Five Year                   $    17,883         78.83%    12.32%
Inception                   $    19,324         93.24%     9.41%





Morgan Stanley Capital
International (MSCI) World Index2
                                                      Total Return
                                                 ----------------------
                                    Growth of
Through                              $10,000                   Average
12/31/03                           Investment    Cumulative1   Annual1
-----------------------------------------------------------------------
One Year                           $    13,311         33.11%    33.11%
Five Year                          $     9,621         -3.79%    -0.77%
Inception                          $    14,482         44.82%     5.24%





Morgan Stanley Capital International (MSCI)
All Country World Index Free ex U.S.2
                                                               Total Return
                                                           ----------------------
                                              Growth of
Through                                        $10,000                   Average
12/31/03                                     Investment    Cumulative1   Annual1
---------------------------------------------------------------------------------
One Year                                     $    14,141         41.41%    41.41%
Five Year                                    $    10,801          8.01%     1.55%
Inception                                    $    12,817         28.17%     3.48%



The value of a $10,000 investment in the Exeter Fund, Inc. - World Opportunities Series from its inception (9/6/96) to present (12/31/03) as compared to the MSCI World Index and the MSCI All Country World Index Free ex U.S.

<graphic>
<line  chart>

Data  for  line  chart  to  follow:



                 Exeter Fund, Inc.           MSCI                      MSCI
Date        World Opportunities Series   World Index   All Country World Index Free ex U.S.
9/6/1996    $                    10,000  $     10,000  $                              10,000
12/31/1996                       10,482        10,865                                 10,163
12/31/1997                       11,301        12,578                                 10,370
12/31/1998                       10,806        15,639                                 11,870
12/31/1999                       15,385        19,539                                 15,538
12/31/2000                       16,609        16,964                                 13,194
12/31/2001                       16,559        14,110                                 10,622
12/31/2002                       14,774        10,880                                  9,064
12/31/2003                       19,324        14,482                                 12,817



1Performance numbers for the Series are calculated from September 6, 1996, the Series' inception date. Prior to 2001, the MSCI World Index and the MSCI All Country World Index Free ex U.S. only published month-end numbers; therefore, performance numbers for the Indices are calculated from September 30, 1996. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. 2The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance and consists of 23 developed market country indices. The MSCI All Country World Index Free ex U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 48 developed and emerging market country indices excluding the United States. The Indices are denominated in U.S. Dollars. Both Indices' returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                               VALUE
                                                                  SHARES      (NOTE 2)
----------------------------------------------------------------------------------------
COMMON STOCKS - 98.4%
AEROSPACE & DEFENSE - 3.6%
Empresa Brasileira de Aeronautica S.A. (Embraer) - ADR (Brazil)    122,205  $ 4,280,841
                                                                            ------------
BEVERAGES - 1.9%
Interbrew (Belgium)                                                 85,000    2,268,665
                                                                            ------------
BIOTECHNOLOGY - 2.7%
Celltech Group plc* (United Kingdom)                               471,000    3,187,150
                                                                            ------------
CHEMICALS - 9.6%
Akzo Nobel N.V. (Netherlands)                                      115,000    4,438,693
Imperial Chemical Industries plc (United Kingdom)                  204,545      728,671
Lonza Group AG (Switzerland)                                       110,000    6,323,833
                                                                            ------------
                                                                             11,491,197
                                                                            ------------

DIVERSIFIED TELECOMMUNICATION SERVICES - 4.0%
PT Telekomunikasi Indonesia - ADR (Indonesia)                      147,000    2,413,740
Telefonica S.A. - ADR (Spain)                                       55,141    2,436,681
                                                                            ------------
                                                                              4,850,421
                                                                            ------------
ELECTRIC UTILITIES - 1.7%
Korea Electric Power Corp. (KEPCO) - ADR (South Korea)             195,000    2,026,050
                                                                            ------------
ENERGY EQUIPMENT & SERVICES - 5.5%
Compagnie Generale de Geophysique S.A. (CGG)* (France)              32,000    1,205,649
Precision Drilling Corp.* (Canada)                                  48,000    2,096,640
Smedvig ASA - Class A (Norway)                                     433,000    3,286,812
                                                                            ------------
                                                                              6,589,101
                                                                            ------------
FOOD & STAPLES RETAILING - 0.9%
Koninklijke Ahold N.V. - ADR (Netherlands)                         146,000    1,132,960
                                                                            ------------
FOOD PRODUCTS - 8.9%
Cadbury Schweppes plc (United Kingdom)                             280,000    2,056,347
Nestle S.A. (Switzerland)                                           16,000    3,997,574
Unilever plc - ADR (United Kingdom)                                124,249    4,671,762
                                                                            ------------
                                                                             10,725,683
                                                                            ------------
HOTELS, RESTAURANTS & LEISURE - 4.7%
Club Mediterranee S.A.* (France)                                    89,600    3,353,215
The Hongkong & Shanghai Hotels Ltd. (Hong Kong)                  1,300,000      757,703
Mandarin Oriental International Ltd.* (Bermuda)                  1,225,000      594,125
Shangri-La Asia Ltd. (Hong Kong)                                   996,000      936,524
                                                                            ------------
                                                                              5,641,567
                                                                            ------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                           VALUE
                                                              SHARES      (NOTE 2)
------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 2.2%
Sony Corp. - ADR (Japan)                                        60,000  $ 2,080,200
Waterford Wedgwood plc (Ireland)                             1,950,000      548,844
                                                                        ------------
                                                                          2,629,044
                                                                        ------------
HOUSEHOLD PRODUCTS - 4.9%
Henkel KGaA (Germany)                                           29,500    2,307,010
Kimberly-Clark de Mexico S.A. de C.V. - ADR (Mexico)           274,000    3,511,173
                                                                        ------------
                                                                          5,818,183
                                                                        ------------
LEISURE EQUIPMENT & PRODUCTS - 2.6%
Nintendo Co. Ltd. (Japan)                                       33,000    3,079,220
                                                                        ------------
MARINE - 3.0%
Odfjell ASA - Class A (Norway)                                 160,000    3,559,403
                                                                        ------------
MEDIA - 8.4%
The News Corp. Ltd. - ADR (Australia)                          166,000    5,021,500
Pearson plc (United Kingdom)                                   210,000    2,338,296
Reed Elsevier plc - ADR (United Kingdom)                        81,000    2,729,700
                                                                        ------------
                                                                         10,089,496
                                                                        ------------
MULTI-UTILITIES & UNREGULATED POWER - 0.7%
International Power plc* (United Kingdom)                      360,000      795,901
                                                                        ------------
OIL & GAS - 5.9%
Petroleo Brasileiro S.A. (Petrobras) - ADR (Brazil)            165,000    4,398,900
Teekay Shipping Corp. (Bahamas)                                 47,000    2,680,410
                                                                        ------------
                                                                          7,079,310
                                                                        ------------
PAPER & FOREST PRODUCTS - 4.8%
Aracruz Celulose S.A. - ADR (Brazil)                           165,000    5,781,600
                                                                        ------------
PERSONAL PRODUCTS - 4.9%
Clarins S.A. (France)                                           61,110    3,574,252
Shiseido Co. Ltd. (Japan)                                      192,000    2,334,385
                                                                        ------------
                                                                          5,908,637
                                                                        ------------
PHARMACEUTICALS - 11.7%
Merck KGaA (Germany)                                           104,000    4,315,837
Novartis AG - ADR (Switzerland)                                136,000    6,241,040
Schering AG (Germany)                                           68,000    3,444,597
                                                                        ------------
                                                                         14,001,474
                                                                        ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.8%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR* (Taiwan)    205,000    2,099,200
                                                                        ------------
SOFTWARE - 1.4%
Amdocs Ltd.* (Guernsey)                                         77,000    1,730,960
                                                                        ------------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                         VALUE
                                                           SHARES      (NOTE 2)
----------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 2.6%
Vodafone Group plc - ADR (United Kingdom)                   125,000  $  3,130,000
                                                                     -------------
TOTAL COMMON STOCKS
(Identified Cost $100,107,594)                                        117,896,063
                                                                     -------------
SHORT-TERM INVESTMENTS - 1.4%
Dreyfus Treasury Cash Management - Institutional Shares
(Identified Cost $1,671,828)                              1,671,828     1,671,828
                                                                     -------------
TOTAL INVESTMENTS - 99.8%
(Identified Cost $101,779,422)                                        119,567,891
OTHER ASSETS, LESS LIABILITIES - 0.2%                                     277,391
                                                                     -------------
NET ASSETS - 100%                                                    $119,845,282
                                                                     =============




*Non-income  producing  security
ADR  -  American  Depository  Receipt


The Series' portfolio holds, as a percentage of net assets, greater than 10% in the following countries: Brazil - 12.1%; Switzerland - 13.8%; United Kingdom - 16.4%.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES

DECEMBER  31,  2003




ASSETS:
Investments, at value (identified cost $101,779,422) (Note 2)   $119,567,891
Foreign currency, at value (cost $13,652)                             13,996
Dividends receivable                                                 330,933
Foreign tax reclaims receivable                                       97,485
Receivable for fund shares sold                                       66,328
                                                                -------------
TOTAL ASSETS                                                     120,076,633
                                                                -------------
LIABILITIES:

Accrued management fees (Note 3)                                      85,649
Accrued transfer agent fees (Note 3)                                  13,056
Accrued fund accounting fees (Note 3)                                  6,964
Payable for fund shares repurchased                                   85,117
Audit fees payable                                                    28,840
Other payables and accrued expenses                                   11,725
                                                                -------------
TOTAL LIABILITIES                                                    231,351
                                                                -------------
TOTAL NET ASSETS                                                $119,845,282
                                                                =============
NET ASSETS CONSIST OF:

Capital stock                                                   $    175,184
Additional paid-in-capital                                       109,836,165
Undistributed net investment income                                  577,778
Accumulated net realized loss on investments                      (8,550,581)
Net unrealized appreciation on investments, foreign currency,
and other assets and liabilities                                  17,806,736
                                                                -------------
TOTAL NET ASSETS                                                $119,845,282
                                                                =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE - CLASS A ($119,845,282/17,518,363 shares)      $       6.84
                                                                =============


The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS

FOR  THE  YEAR  ENDED  DECEMBER  31,  2003




INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $208,959)           $ 2,311,506
Interest                                                         55,829
                                                           -------------
Total Investment Income                                       2,367,335
                                                           -------------
EXPENSES:

Management fees (Note 3)                                        938,185
Transfer agent fees (Note 3)                                    103,065
Fund accounting fees (Note 3)                                    58,265
Directors' fees (Note 3)                                          6,950
Custodian fees                                                   42,900
Miscellaneous                                                    54,984
                                                           -------------
Total Expenses                                                1,204,349
Less reduction of expenses (Note 3)                             (11,990)
                                                           -------------
Net Expenses                                                  1,192,359
                                                           -------------
NET INVESTMENT INCOME                                         1,174,976
                                                           -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain (loss) on -
Investments                                                  (2,836,453)
Foreign currency and other assets and liabilities                 5,960
                                                           -------------
                                                             (2,830,493)
                                                           -------------
Net change in unrealized appreciation (depreciation) on -
Investments                                                  29,070,454
Foreign currency and other assets and liabilities                14,423
                                                           -------------
                                                             29,084,877
                                                           -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                                  26,254,384
                                                           -------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                                  $27,429,360
                                                           =============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS



                                                             FOR THE       FOR THE
                                                           YEAR ENDED     YEAR ENDED
                                                            12/31/03       12/31/02
                                                         -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                                     $  1,174,976   $   910,876
Net realized loss on investments                            (2,830,493)   (3,342,758)
Net change in unrealized appreciation (depreciation) on
investments                                                 29,084,877    (7,055,259)
                                                         -------------   ------------
Net increase (decrease) from operations                     27,429,360    (9,487,141)
                                                         -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 8):

From net investment income                                    (964,445)            -
From net realized gain on investments                          (79,382)     (792,831)
                                                         -------------   ------------
Total distributions to shareholders                         (1,043,827)     (792,831)
                                                         -------------   ------------
CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share transactions
(Note 5)                                                    14,687,462     5,856,711
                                                         -------------   ------------
Net increase (decrease) in net assets                       41,072,995    (4,423,261)

NET ASSETS:

Beginning of year                                           78,772,287    83,195,548
                                                         -------------   ------------
END OF YEAR (including undistributed net investment
income of $577,778 and $416,715, respectively)            $119,845,282   $78,772,287
                                                         =============   ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS




                                                                              FOR THE YEARS ENDED
                                                          12/31/03          12/31/02    12/31/01    12/31/00    12/31/99
                                                    --------------------   ----------  ---------   ---------   ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):

NET ASSET VALUE - BEGINNING OF YEAR                 $               5.28   $    5.98   $    6.18   $    9.30   $    8.55
                                                    --------------------   ----------  ---------   ---------   ----------
Income (loss) from investment operations:
Net investment income                                               0.06        0.06        0.06        0.42        0.39
Net realized and unrealized gain (loss) on
investments                                                         1.56       (0.71)      (0.09)       0.27        3.16
                                                    --------------------   ----------  ---------   ---------   ----------
Total from investment operations                                    1.62       (0.65)      (0.03)       0.69        3.55
                                                    --------------------   ----------  ---------   ---------   ----------
Less distributions to shareholders:
From net investment income                                         (0.06)          -       (0.17)      (0.99)      (0.28)
From net realized gain on investments                                --2       (0.05)          -       (2.82)      (2.52)
                                                    --------------------   ----------  ---------   ---------   ----------
Total distributions to shareholders                                (0.06)      (0.05)      (0.17)      (3.81)      (2.80)
                                                    --------------------   ----------  ---------   ---------   ----------
NET ASSET VALUE - END OF YEAR                       $               6.84   $    5.28   $    5.98   $    6.18   $    9.30
                                                    ====================   ==========  =========   =========   ==========
Total return1                                                      30.80%    (10.78%)     (0.30%)       7.96%      42.37%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses*                                                           1.27%       1.30%       1.21%       1.19%       1.15%
Net investment income                                               1.25%       1.10%       0.95%       1.61%       2.19%

Portfolio turnover                                                    31%         41%         42%         52%         23%

NET ASSETS - END OF YEAR (000's omitted)            $            119,845   $  78,772   $  83,196   $  83,843   $ 117,248
                                                    ====================   ==========  =========   =========   ==========




*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



0.01%  N/A  N/A  N/A  N/A



1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the 2003.
2Less  than  $0.01  per  share.

The  accompanying  notes  are  an  integral  part  of  the financial statements.
10

Notes  to  Financial  Statements

1.     ORGANIZATION

World Opportunities Series (the "Series") is a no-load non-diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies located around the world.

The Series is authorized to issue five classes of shares (Class A, B, C, D and E). Currently, only Class A shares have been issued. Each class of shares is substantially the same, except that class-specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund's Advisor is Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management. Shares of the Series are offered to investors, employees and clients of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2003, 960 million shares have been designated in total among 18 series, of which 37.5 million have been designated as World Opportunities Series Class A common stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

Notes  to  Financial  Statements

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES  (continued)
The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax has been made in the financial statements. For the year ended December 31, 2003, the Series recorded an excise tax of $5,760, which is included in miscellaneous expenses on the Statement of Operations.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment

Notes  to  Financial  Statements
activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting.

The Advisor has voluntarily agreed, until at least December 31, 2004, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.27% of average daily net assets each year. Accordingly, the Advisor waived fees of $11,990 for the year ended December 31, 2003, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services through October 31, 2003, the Fund paid the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Fund also paid the Advisor an annual fee of $10,000 for each additional active class of a series. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services through October 31, 2003, the Series paid an annual fee of $22,000 per class, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

Effective November 1, 2003, the Master Services Agreement, which covers accounting services and transfer agent services between the Fund and the Advisor, was amended. Under the amended agreement, for providing these services, the Fund will pay the Advisor an annual fee of 0.15% of the Fund's net assets up to $900 million, 0.11% for the Fund's net assets between $900 million and $1.5 billion, and 0.07% for the Fund's net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses will be charged. Expenses not directly attributable to a series will be allocated based on each series' relative net assets. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2003, purchases and sales of securities, other than short-term securities, were $49,582,058 and $26,299,129, respectively.

Notes  to  Financial  Statements

5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  Class  A  shares  of  World  Opportunities  Series  were:




                         FOR THE YEAR                  FOR THE YEAR
                        ENDED 12/31/03                ENDED 12/31/02
               ------------------------------  -------------------------
                 Shares            Amount         Shares        Amount
               ------------   ---------------  -----------  ------------
Sold              3,767,842   $    21,139,224    2,065,317   $11,829,640
Reinvested          161,466         1,014,309      154,150       786,167
Repurchased      (1,320,221)       (7,466,071)  (1,216,449)   (6,759,096)
               ------------   ---------------  -----------  ------------
Total             2,609,087   $    14,687,462    1,003,018   $ 5,856,711
               ============   ===============  ===========  ============



Substantially all of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.    FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2003.

7.    FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.    FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses, Post-October losses and equalization adjustments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The  tax  character  of  distributions  paid  were  as  follows:



                          FOR THE YEAR     FOR THE YEAR
                         ENDED 12/31/03   ENDED 12/31/02
                        ----------------  ---------------
Ordinary income          $     1,043,827  $       420,135
Long-term capital gains                -          372,696

Notes  to  Financial  Statements

8.    FEDERAL  INCOME  TAX  INFORMATION  (continued)

For the year ended December 31, 2003, the series elected to defer $2,410,977 of capital losses attributable to Post-October losses.

At December 31, 2003, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:



Cost for federal income tax purposes  $101,779,422

Unrealized appreciation               $ 21,441,002
Unrealized depreciation                 (3,652,533)
                                      -------------
Net unrealized appreciation           $ 17,788,469
Undistributed ordinary income              577,778
Capital loss carryover                   6,139,604



The capital loss carryover, disclosed above, available to the extent allowed by tax law to offset future net capital gain, if any, will expire on December 31, 2011.

--------------------------------------------------------------------------------
FEDERAL  INCOME  TAX  INFORMATION  (UNAUDITED)

For federal income tax purposes, the Series designates the maximum amount allowable under the tax law as qualified dividend income.

Report  of  Independent  Auditors


TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF WORLD OPPORTUNITIES SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of World Opportunities Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/  PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
FEBRUARY  11,  2004

Directors'  and  Officers'  Information  (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.



Name:                                             B. Reuben Auspitz*
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              56
Current Position(s) Held with Fund:               Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:           N/A - Vice President 1984 - 2003; President since 2004
Principal Occupation(s) During Past 5 Years:      Executive Vice President, Director & Executive Group Member***,
                                                  Manning & Napier Advisors, Inc.; Treasurer, Manning & Napier Advisory Advantage
                                                  Corp., 1990-2003; Treasurer, Exeter Advisors, Inc., 2000-2003; Holds one or more of the following titles for various subsidiaries and affiliates: President,
                                                  Director, Chairman or Member
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Jeffrey S. Coons, Ph.D.
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              40
Current Position(s) Held with Fund:               Vice President
Term of Office & Length of Time Served:           N/A - Since 2004
Principal Occupation(s) During Past 5 Years:      Co-Director of Research & Executive Group Member***,
                                                  Manning & Napier Advisors, Inc.; Managing Director - Risk Management, 7/93 -
                                                  9/02; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:18
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Martin Birmingham
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              82
Current Position(s) Held with Fund:               Director
Term of Office & Length of Time Served:           N/A - Since 1994
Principal Occupation(s) During Past 5 Years:      Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Harris H. Rusitzky
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              68
Current Position(s) Held with Fund:               Director, Audit Committee Member
Term of Office & Length of Time Served:           N/A - Since 1985
Principal Occupation(s) During Past 5 Years:      President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------

Directors'  and  Officers'  Information  (unaudited)



Name:                                             Peter L. Faber
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              65
Current Position(s) Held with Fund:               Director
Term of Office & Length of Time Served:           N/A - Since 1987
Principal Occupation(s) During Past 5 Years:      Partner, McDermott, Will & Emery (law firm)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    New York City Partnership & Chamber of Commerce, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Stephen B. Ashley
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              63
Current Position(s) Held with Fund:               Director, Audit Committee Member
Term of Office & Length of Time Served:           N/A - Since 1996
Principal Occupation(s) During Past 5 Years:      Chairman, Director, President & Chief Executive Officer,
                                                  The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    Genesee Corp.
                                                  The Ashley Group
                                                  Fannie Mae
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Christine Glavin
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              37
Current Position(s) Held with Fund:               Principal Financial Officer, Chief Financial Officer
Term of Office & Length of Time Served:           N/A - Since 2001
Principal Occupation(s) During Past 5 Years:      Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Jodi L. Hedberg
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              36
Current Position(s) Held with Fund:               Corporate Secretary
Term of Office & Length of Time Served:           N/A - Since 1997
Principal Occupation(s) During Past 5 Years:      Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Alaina V. Metz
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              36
Current Position(s) Held with Fund:               Special Assistant Secretary
Term of Office & Length of Time Served:           N/A - Since 2002
Principal Occupation(s) During Past 5 Years:      Vice President, BISYS
Number of Portfolios Overseen within Fund Complex:18
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------


*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.
***The Executive Group, which consists of six members, performs the duties of the Office of the President, effective May 1, 2003.

Exeter  Fund,  Inc.
Annual  Report
December  31,  2003

International  Series

Management  Discussion  and  Analysis  (unaudited)

Dear  Shareholders:

The International Series ended the year with strong performance, returning 42.1%. The Series outperformed both the S&P 500 Total Return Index, a measure of the performance of U.S. stocks, and the MSCI All Country World Index Free ex U.S., which also had a strong year, up 41.41%. It was a buoyant year for many global markets in Europe, Asia and the Americas.

Since its inception in August of 1992, the International Series has been predominantly invested in Western European countries, and that was still the case this past year. Early in the year European equity valuations were very attractive and well below historical averages, as the global economic downturn had slowed these economies drastically. The need for structural reform became even more apparent during the economic slowdown, as the countries lacked the market and labor structure necessary to pull out of the recession. We expect reforms to enhance economic and corporate efficiency and increase the potential growth rate of the economy. Reforms seem to be the catalyst that will help position the European Union (EU) to achieve greater benefit from the economic recovery.

The markets bottomed in the spring of 2003 as the world was wrapped up in the U.S.-led war with Iraq, the threat of terrorism, and the SARS epidemic. Since then they have performed strongly, led by a global recovery spurring export growth and consumer demand. Markets that had been the most depressed and more leveraged to exports, such as Germany, performed even better than regional peers. We made a timely investment in German equities to take advantage of most of the market's appreciation. We still see German equities as undervalued, and late in the year we increased the position by selling some French equities, which appear closer to fair valuation.

Along with structural reforms, we see several other reasons to be positive on European equities. First, we expect continued euro strength, which would serve to further augment returns. Second, the EU region has much lower consumer debt levels than the US and UK, due to the structure of the credit market. With high savings rates, the EU consumer has the resources to increase spending. Thirdly, we expect increased monetary stimulus to aid the recovery.

The Series continues to be underweight in Japan relative to the MSCI All Country World Index Free ex U.S. benchmark, but we have grown increasingly positive, and this past year Japanese equities were added to the portfolio. Japan has made efforts at monetary expansion, restoring the banks that had been near crisis levels, and intervening to keep the Yen at attractive levels for exporters. The global recovery has greatly helped Japan, and companies are experiencing rising earnings. Continued monetary stimulus from the Bank of Japan is likely as long as deflation persists or inflation remains low. We are wary of the prospect for structural financial reform, because without such reforms there is the possibility banks could return to old lending habits, leading to high levels of non-performing loans. We will therefore monitor the Japanese financial sector closely going forward and keep the position allocated to minimize its threat.

Other Asian holdings added this year include securities in Thailand, Indonesia, Malaysia, Singapore and Hong Kong. The attractiveness of these countries was due to the potential for strong domestic demand dynamics and low equity valuations. Since the purchase of these securities, the Thai stocks have been sold due to the government's discussion of placement of capital controls on foreign investments.

Other equities sold this past year include our stock holdings in Argentina, Brazil, Hungary and Poland. Argentina issued capital control regulations, leading to our liquidation of the securities. We also felt that President Kirchner posed a liability. Fear of increased pressure to push through his socialist platforms could have unraveled the equity market. Brazil was sold as bond spreads tightened to their lowest levels in history. Our opinion was that investors had priced in an optimistic scenario, and that it would be more prudent to take our gains. Both Poland and Hungary are preparing to enter the EU in 2004 and over the last few years both have gone through a period of convergence. We felt that much of the convergence had already occurred, as the spread between domestic bond yields and German bunds (a good indicator of convergence) came close to zero or became negative for some Eastern European countries. However, entry into the European Monetary Union is likely to be postponed as fiscal reforms are still needed and currency weakness is likely.

The International Series is managed on a top-down basis, focusing on economic trends to select countries and regions that we expect to outperform. We continually examine the prospects for both the areas that we are currently invested in and for areas that we are not, in an attempt to add attractive investments to the Series. We will continue to monitor the health of the global recovery and reposition the Series accordingly. It is our belief that the countries in which we are currently invested are well positioned to benefit from our expectations of continued global economic growth and further reforms.

As always, we appreciate your business and we wish you all the best for the new year.

Sincerely,

Exeter  Asset  Management

Management  Discussion  and  Analysis  (unaudited)

<graphic>
<pie  chart>



Portfolio Allocation by Country* - As of December 31, 2003

Bermuda                                                            0.1%
France                                                            16.5%
Germany                                                           31.0%
Hong Kong                                                          0.4%
Indonesia                                                          3.2%
Italy                                                             14.2%
Japan                                                              7.4%
Malaysia                                                           2.0%
Mexico                                                             0.6%
Netherlands                                                        3.9%
Portugal                                                           5.5%
Spain                                                              5.4%
United Kingdom                                                     1.8%
Mutual Funds                                                       3.5%
Cash, short-term investments, and other assets, less liabilities   4.5%


*As a percentage of net assets.

Performance  Update  -  December  31,  2003  (unaudited)



Exeter Fund, Inc.
International Series
                                         Total Return
                                   -----------------------
                       Growth of
Through                 $10,000                   Average
12/31/03              Investment    Cumulative1   Annual1
----------------------------------------------------------
One Year              $    14,210         42.10%    42.10%
Five Year             $    11,967         19.67%     3.65%
Ten Year              $    20,588        105.88%     7.48%
Inception             $    27,504        175.04%     9.32%





Standard & Poor's (S&P)
500 Total Return Index2
                                                                  Total Return
                                                               ----------------------
                                                  Growth of
Through                                            $10,000                   Average
12/31/03                                         Investment    Cumulative1   Annual1
-------------------------------------------------------------------------------------
One Year                                         $    12,867         28.67%    28.67%
Five Year                                        $     9,719         -2.81%    -0.57%
Ten Year                                         $    28,549        185.49%    11.05%
Inception                                        $    33,431        234.31%    11.22%





Morgan Stanley Capital International (MSCI)
All Country World Index Free ex U.S.2
                                                                Total Return
                                                           ----------------------
                                              Growth of
Through                                        $10,000                   Average
12/31/03                                     Investment    Cumulative1   Annual1
---------------------------------------------------------------------------------
One Year                                     $    14,141         41.41%    41.41%
Five Year                                    $    10,801          8.01%     1.55%
Ten Year                                     $    15,772         57.72%     4.66%
Inception                                    $    20,203        102.03%     6.40%



The value of a $10,000 investment in the Exeter Fund, Inc. - International Series from its inception (8/27/92) to present (12/31/03) as compared to the S&P 500 Total Return Index and the MSCI All Country World Index Free ex U.S.

<graphic>
<line  chart>

Data  for  line  chart  to  follow:



              Exeter Fund, Inc.          S&P 500            MSCI All Country
Date        International Series   Total Return Index   World Index Free ex U.S.
8/27/1992   $              10,000  $            10,000  $                  10,000
12/31/1992                 10,598               10,643                      9,495
12/31/1993                 13,359               11,709                     12,809
12/31/1994                 11,425               11,868                     13,659
12/31/1995                 11,898               16,312                     15,016
12/31/1996                 14,557               20,052                     16,019
12/31/1997                 18,589               26,959                     16,346
12/31/1998                 22,983               34,398                     18,710
12/31/1999                 29,289               41,634                     24,492
12/31/2000                 28,403               37,845                     20,797
12/31/2001                 22,585               33,350                     16,743
12/31/2002                 19,356               25,982                     14,287
12/31/2003                 27,504               33,431                     20,203



1Performance numbers for the Series and the S&P 500 Total Return Index are calculated from August 27, 1992, the Series' inception date. Prior to 2001, the MSCI All Country World Index Free ex U.S. only published month-end numbers; therefore, performance numbers for the Index are calculated from August 31, 1992. The Series' performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series' performance is historical and may not be indicative of future results. 2The S&P 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The MSCI All Country World Index Free ex U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 48 developed and emerging market country indices excluding the United States. The Index is denominated in U.S. Dollars. Both Indices' returns assume daily reinvestment of dividends and, unlike Series returns, do not reflect any fees or expenses.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                         VALUE
                                             SHARES     (NOTE 2)
-----------------------------------------------------------------
COMMON STOCKS - 92.04%

BERMUDA - 0.10%
HOTELS, RESTAURANTS & LEISURE 0.10%
Mandarin Oriental International Ltd.*
(Identified Cost $88,763)                    254,000  $   123,190
                                                      -----------
FRANCE - 16.51%

AUTO COMPONENTS - 0.30%
Michelin (CGDE) - B                            8,413      386,055
                                                      -----------
CHEMICALS - 1.52%
L'Air Liquide S.A.                            11,144    1,967,909
                                                      -----------
COMMERCIAL BANKS - 2.04%
BNP Paribas S.A.                              26,000    1,637,132
Societe Generale                              11,312      998,788
                                                      -----------
                                                        2,635,920
                                                      -----------

FOOD & STAPLES RETAILING - 1.65%
Carrefour S.A.                                38,832    2,131,643
                                                      -----------
FOOD PRODUCTS - 1.01%
Groupe Danone                                  7,988    1,303,792
                                                      -----------
INSURANCE - 1.82%
Axa                                          110,292    2,360,813
                                                      -----------
MULTI-UTILITIES & UNREGULATED POWER - 0.67%
Suez S.A.                                     43,340      870,844
                                                      -----------
OIL & GAS - 3.24%
Total S.A.                                    22,587    4,199,445
                                                      -----------
PERSONAL PRODUCTS - 1.15%
Clarins S.A.                                  25,555    1,494,682
                                                      -----------
PHARMACEUTICALS - 1.29%
Aventis S.A.                                  25,300    1,672,198
                                                      -----------
TEXTILES, APPAREL & LUXURY GOODS - 1.82%
LVMH S.A. (Louis Vuitton Moet Hennessy)       32,320    2,352,247
                                                      -----------
TOTAL FRANCE
(Identified Cost $9,890,758)                           21,375,548
                                                      -----------
GERMANY - 31.04%

AIRLINES - 1.29%
Deutsche Lufthansa AG                        100,000    1,671,289
                                                      -----------
AUTOMOBILES - 0.72%
Bayerische Motoren Werke AG (BMW)             20,000      932,138
                                                      -----------
CAPITAL MARKETS - 2.34%
Deutsche Bank AG                              36,500    3,033,990
                                                      -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                              VALUE
                                                  SHARES    (NOTE 2)
---------------------------------------------------------------------
GERMANY (continued)
CHEMICALS - 3.18%
Bayer AG                                           83,750  $2,471,932
Degussa AG                                         17,900     625,641
Linde AG                                           19,000   1,023,334
                                                           ----------
                                                            4,120,907
                                                           ----------
COMMERCIAL BANKS - 2.31%
Bayerische Hypo-und Vereinsbank AG (HVB Group)*    76,230   1,778,826
Commerzbank AG                                     62,000   1,209,812
                                                           ----------
                                                            2,988,638
                                                           ----------
CONSTRUCTION & ENGINEERING - 1.00%
Hochtief AG                                        44,500   1,290,992
                                                           ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.00%
Deutsche Telekom AG*                              141,000   2,585,945
                                                           ----------
ELECTRIC UTILITIES - 2.76%
E.ON AG                                            54,537   3,572,279
                                                           ----------
FOOD & STAPLES RETAILING - 0.89%
Metro AG                                           26,000   1,147,829
                                                           ----------
FOOD PRODUCTS - 0.47%
Suedzucker AG                                      32,400     614,242
                                                           ----------
IT SERVICES - 2.68%
SAP AG                                             20,550   3,468,197
                                                           ----------
INDUSTRIAL CONGLOMERATES - 3.46%
Siemens AG                                         55,725   4,484,423
                                                           ----------
INSURANCE - 2.17%
Allianz AG                                         12,720   1,606,042
Muenchener Rueckver AG                              9,800   1,196,815
                                                           ----------
                                                            2,802,857
                                                           ----------
MACHINERY - 1.41%
MAN AG                                             60,200   1,826,196
                                                           ----------
MULTI-UTILITIES & UNREGULATED POWER - 2.31%
RWE AG                                             75,000   2,989,401
                                                           ----------
MULTILINE RETAIL - 0.84%
KarstadtQuelle AG                                  44,000   1,093,339
                                                           ----------
REAL ESTATE - 0.24%
Hypo Real Estate Holding AG*                       12,432     308,134
                                                           ----------
SPECIALTY RETAIL - 0.49%
Douglas Holding AG                                 22,600     632,845
                                                           ----------
TRANSPORTATION INFRASTRUCTURE - 0.48%
Fraport AG*                                        21,800     626,942
                                                           ----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                              VALUE
                                                 SHARES      (NOTE 2)
----------------------------------------------------------------------
GERMANY (continued)
TOTAL GERMANY
(Identified Cost $27,155,598)                              $40,190,583
                                                           -----------
HONG KONG - 0.41%

HOTELS, RESTAURANTS & LEISURE - 0.41%
The Hongkong & Shanghai Hotels Ltd.               876,000      510,575
Shangri-La Asia Ltd.                               20,000       18,806
                                                           -----------
TOTAL HONG KONG
(Identified Cost $371,882)                                     529,381
                                                           -----------
INDONESIA - 3.16%

DIVERSIFIED TELECOMMUNICATION SERVICES - 1.94%
PT Telekomunikasi Indonesia                     3,133,000    2,510,864
                                                           -----------
MULTILINE RETAIL - 1.22%
PT Ramayana Lestari Sentosa Tbk                 3,055,000    1,577,827
                                                           -----------
TOTAL INDONESIA
(Identified Cost $2,784,450)                                 4,088,691
                                                           -----------
ITALY - 14.21%

COMMERCIAL BANKS - 4.46%
Banca Intesa S.p.A.                               485,638    1,898,935
Banca Monte dei Paschi di Siena S.p.A.            181,000      571,903
SanPaolo IMI S.p.A.                                51,300      669,073
UniCredito Italiano S.p.A.                        489,000    2,639,906
                                                           -----------
                                                             5,779,817
                                                           -----------
CONSTRUCTION MATERIALS - 0.42%
Italcementi S.p.A.                                 43,264      539,708
                                                           -----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 2.22%
Telecom Italia S.p.A.*                            971,924    2,880,952
                                                           -----------
ELECTRICAL EQUIPMENT - 0.17%
Pirelli & C. S.p.A.                               213,333      217,154
                                                           -----------
INSURANCE - 1.76%
Assicurazioni Generali S.p.A.                      85,804    2,272,807
                                                           -----------
INTERNET SOFTWARE & SERVICES - 0.00%**
Telecom Italia Media S.p.A.*                        4,534        2,253
                                                           -----------
MEDIA - 0.01%
Seat Pagine Gialle S.p.A.*                         11,953       11,383
                                                           -----------
OIL & GAS - 3.20%
Eni S.p.A.                                        219,554    4,142,941
                                                           -----------
WIRELESS TELECOMMUNICATION SERVICES - 1.97%
Telecom Italia Mobile S.p.A. (T.I.M.)             470,000    2,555,118
                                                           -----------
TOTAL ITALY
(Identified Cost $9,126,135)                                18,402,133
                                                           -----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                          VALUE
                                              SHARES    (NOTE 2)
-----------------------------------------------------------------
JAPAN - 7.35%
CONSUMER FINANCE - 0.58%
Takefuji Corp.                                 16,050  $  750,308
                                                       ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.49%
KEYENCE Corp.                                   4,500     948,540
Mabuchi Motor Co. Ltd.                         12,800     985,350
                                                       ----------
                                                        1,933,890
                                                       ----------
HOUSEHOLD PRODUCTS - 0.74%
Kao Corp.                                      47,000     956,051
                                                       ----------
MACHINERY - 0.72%
FANUC Ltd.                                     15,500     928,525
                                                       ----------
MULTILINE RETAIL - 0.74%
Don Quijote Co. Ltd.                           18,600     961,501
                                                       ----------
OFFICE ELECTRONICS - 0.72%
Canon, Inc.                                    20,000     931,231
                                                       ----------
PHARMACEUTICALS - 0.86%
Takeda Chemical Industries Ltd.                28,000   1,110,385
                                                       ----------
SOFTWARE - 0.79%
Sammy Corp.                                    41,550   1,025,471
                                                       ----------
SPECIALTY RETAIL - 0.71%
KOMERI Co. Ltd.                                40,000     925,632
                                                       ----------
TOTAL JAPAN
(Identified Cost $10,127,629)                           9,522,994
                                                       ----------
MALAYSIA - 1.97%

COMMERCIAL BANKS - 0.59%
Hong Leong Bank Berhad                        560,000     766,316
                                                       ----------
SPECIALTY RETAIL - 0.61%
Courts Mammoth Berhad                         970,000     786,210
                                                       ----------
WIRELESS TELECOMMUNICATION SERVICES - 0.77%
Maxis Communications Berhad                   500,000     993,421
                                                       ----------
TOTAL MALAYSIA
(Identified Cost $2,289,171)                            2,545,947
                                                       ----------
MEXICO - 0.61%

HOUSEHOLD PRODUCTS - 0.61%
Kimberly-Clark de Mexico S.A. de C.V. - ADR
(Identified Cost $939,631)                     61,875     792,897
                                                       ----------
NETHERLANDS - 3.93%

CHEMICALS - 0.65%
Akzo Nobel N.V.                                21,700     837,562
                                                       ----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                                     VALUE
                                                         SHARES    (NOTE 2)
----------------------------------------------------------------------------
NETHERLANDS (continued)
DIVERSIFIED FINANCIAL SERVICES - 1.01%
ING Groep N.V.                                            56,200  $1,310,717
                                                                  ----------
HOUSEHOLD DURABLES - 0.52%
Hunter Douglas N.V.                                       14,400     674,046
                                                                  ----------
MEDIA - 1.75%
VNU N.V.                                                  35,000   1,105,889
Wolters Kluwer N.V.                                       73,800   1,154,287
                                                                  ----------
                                                                   2,260,176
                                                                  ----------
TOTAL NETHERLANDS
(Identified Cost $4,116,630)                                       5,082,501
                                                                  ----------
PORTUGAL - 5.49%

COMMERCIAL BANKS - 2.93%
Banco BPI S.A.                                           383,000   1,410,644
Banco Comercial Portugues S.A. (BCP)                     570,000   1,272,577
Banco Espirito Santo S.A. (BES)                           68,000   1,115,034
                                                                  ----------
                                                                   3,798,255
                                                                  ----------
CONSTRUCTION MATERIALS - 1.09%
Semapa - Sociedade de Investimento e Gestao S.A. (SGPS)  310,845   1,411,504
                                                                  ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.51%
Portugal Telecom S.A. (SGPS)                              66,000     664,328
                                                                  ----------
TRANSPORTATION INFRASTRUCTURE - 0.96%
Brisa-Auto Estradas de Portugal S.A.                     185,000   1,236,754
                                                                  ----------
TOTAL PORTUGAL
(Identified Cost $5,607,379)                                       7,110,841
                                                                  ----------
SPAIN - 5.43%

CONSTRUCTION & ENGINEERING - 0.80%
Actividades de Construccion y Servicios (ACS) S.A.         7,569     369,475
Fomento de Construcciones y Contratas S.A. (FCC)          18,216     671,841
                                                                  ----------
                                                                   1,041,316
                                                                  ----------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.55%
Telefonica S.A.                                          136,617   2,005,827
                                                                  ----------
ELECTRIC UTILITIES - 1.89%
Endesa S.A.                                               70,100   1,348,415
Iberdrola S.A.                                            30,612     605,057
Union Fenosa S.A.                                         26,063     489,503
                                                                  ----------
                                                                   2,442,975
                                                                  ----------
GAS UTILITIES - 0.27%
Gas Natural SDG S.A.                                      14,983     350,573
                                                                  ----------



The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003



                                                            SHARES/      VALUE
                                                       PRINCIPAL AMOUNT (NOTE 2)
----------------------------------------------------------------------------------
SPAIN (continued)
MEDIA - 0.02%
Antena 3 Television S.A.*                                        462  $     20,361
                                                                      ------------
TOBACCO - 0.46%
Altadis S.A.                                                  21,330       597,282
                                                                      ------------
TRANSPORTATION INFRASTRUCTURE - 0.44%
Abertis Infraestructuras S.A.                                 38,113       576,406
                                                                      ------------
TOTAL SPAIN
(Identified Cost $2,545,944)                                             7,034,740
                                                                      ------------
UNITED KINGDOM - 1.83%

FOOD PRODUCTS - 0.96%
Unilever plc - ADR                                            33,000     1,240,800
                                                                      ------------
MEDIA - 0.87%
Reed Elsevier plc - ADR                                       33,600     1,132,320
                                                                      ------------
TOTAL UNITED KINGDOM
(Identified Cost $2,257,583)                                             2,373,120
                                                                      ------------
TOTAL COMMON STOCKS
(Identified Cost $77,301,553)                                          119,172,566
                                                                      ------------
MUTUAL FUNDS - 3.45%
iShares MSCI Malaysia Index Fund                             340,000     2,193,000
iShares MSCI Singapore Index Fund                            378,000     2,268,000
                                                                      ------------
TOTAL MUTUAL FUNDS
(Identified Cost $4,170,599)                                             4,461,000
                                                                      ------------
SHORT-TERM INVESTMENTS - 4.43%
Dreyfus Treasury Cash Management - Institutional Shares    2,741,242     2,741,242
Fannie Mae Discount Note, 1/9/2004                        $3,000,000     2,999,300
                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $5,740,542)                                             5,740,542
                                                                      ------------
TOTAL INVESTMENTS - 99.92%
(Identified Cost $87,212,694)                                          129,374,108
OTHER ASSETS, LESS LIABILITIES - 0.08%                                     104,615
                                                                      ------------
NET ASSETS - 100%                                                     $129,478,723
                                                                      ============

*Non-income producing security
**Less than 0.01%
ADR - American Depository Receipt




The  accompanying  notes  are  an  integral  part  of  the financial statements.

INVESTMENT  PORTFOLIO  -  DECEMBER  31,  2003





INDUSTRY CONCENTRATION (AS A PERCENTAGE OF NET ASSETS):
------------------------------------------------------------------

Airlines                                                     1.29%
Auto Components                                              0.30%
Automobiles                                                  0.72%
Capital Markets                                              2.34%
Chemicals                                                    5.35%
Commercial Banks                                            12.33%
Construction & Engineering                                   1.80%
Construction Materials                                       1.51%
Consumer Finance                                             0.58%
Diversified Financial Services                               1.01%
Diversified Telecommunication Services                       8.22%
Electric Utilities                                           4.65%
Electrical Equipment                                         0.17%
Electronic Equipment & Instruments                           1.49%
Food & Staples Retailing                                     2.54%
Food Products                                                2.44%
Gas Utilities                                                0.27%
Hotels, Restaurants & Leisure                                0.51%
Household Durables                                           0.52%
Household Products                                           1.35%
IT Services                                                  2.68%
Industrial Conglomerates                                     3.46%
Insurance                                                    5.75%
Internet Software & Services                                 0.00%**
Machinery                                                    2.13%
Media                                                        2.65%
Multi-Utilities & Unregulated Power                          2.98%
Multiline Retail                                             2.80%
Office Electronics                                           0.72%
Oil & Gas                                                    6.44%
Personal Products                                            1.15%
Pharmaceuticals                                              2.15%
Real Estate                                                  0.24%
Software                                                     0.79%
Specialty Retail                                             1.81%
Textiles, Apparel & Luxury Goods                             1.82%
Tobacco                                                      0.46%
Transportation Infrastructure                                1.88%
Wireless Telecommunication Services                          2.74%
                                                           -------
TOTAL COMMON STOCKS                                         92.04%
                                                           =======
** Less than 0.01%



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  ASSETS  AND  LIABILITIES

DECEMBER  31,  2003




ASSETS:
Investments, at value (identified cost $87,212,694) (Note 2)    $129,374,108
Foreign currency, at value (cost $8)                                       8
Foreign tax reclaims receivable                                      151,254
Dividends receivable                                                 101,418
Receivable for fund shares sold                                       73,337
                                                                ------------
TOTAL ASSETS                                                     129,700,125
                                                                ------------
LIABILITIES:

Accrued management fees (Note 3)                                      89,383
Accrued transfer agent fees (Note 3)                                  13,591
Accrued fund accounting fees (Note 3)                                  7,711
Payable for fund shares repurchased                                   73,567
Audit fees payable                                                    28,903
Other payables and accrued expenses                                    8,247
                                                                ------------
TOTAL LIABILITIES                                                    221,402
                                                                ------------
TOTAL NET ASSETS                                                $129,478,723
                                                                ============
NET ASSETS CONSIST OF:

Capital stock                                                   $    146,643
Additional paid-in-capital                                        84,285,317
Undistributed net investment income                                  137,927
Accumulated net realized gain on investments                       2,731,686
Net unrealized appreciation on investments, foreign currency,
and other assets and liabilities                                  42,177,150
                                                                ------------
TOTAL NET ASSETS                                                $129,478,723
                                                                ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE ($129,478,723/14,664,343 shares)                $       8.83
                                                                ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENT  OF  OPERATIONS

FOR  THE  YEAR  ENDED  DECEMBER  31,  2003




INVESTMENT INCOME:
Dividends (net of foreign tax withheld, $299,957)   $ 2,139,691
Interest                                                 74,798
                                                    -----------
Total Investment Income                               2,214,489
                                                    -----------
EXPENSES:

Management fees (Note 3)                                988,620
Transfer agent fees (Note 3)                            102,875
Fund accounting fees (Note 3)                            65,200
Directors' fees (Note 3)                                  6,900
Custodian fees                                           88,500
Miscellaneous                                            50,706
                                                    -----------
Total Expenses                                        1,302,801
Less reduction of expenses (Note 3)                     (20,512)
                                                    -----------
Net Expenses                                          1,282,289
                                                    -----------
NET INVESTMENT INCOME                                   932,200
                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on -
Investments                                          11,036,251
Foreign currency and other assets and liabilities        22,002
                                                    -----------
                                                     11,058,253
                                                    -----------
Net change in unrealized appreciation on -
Investments                                          25,551,231
Foreign currency and other assets and liabilities         9,126
                                                    -----------
                                                     25,560,357
                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS                                          36,618,610
                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                                          $37,550,810
                                                    ===========


The  accompanying  notes  are  an  integral  part  of  the financial statements.

STATEMENTS  OF  CHANGES  IN  NET  ASSETS




                                                          FOR THE        FOR THE
                                                        YEAR ENDED     YEAR ENDED
                                                         12/31/03       12/31/02
                                                       -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

Net investment income                                  $    932,200   $    811,455
Net realized gain (loss) on investments                  11,058,253       (137,744)
Net change in unrealized appreciation on investments     25,560,357    (13,948,881)
                                                       -------------  -------------
Net increase (decrease) from operations                  37,550,810    (13,275,170)
                                                       -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 8):

From net investment income                                 (817,541)      (814,902)
From net realized gain on investments                    (7,714,055)      (300,163)
                                                       -------------  -------------
Total distributions to shareholders                      (8,531,596)    (1,115,065)
                                                       -------------  -------------
CAPITAL STOCK ISSUED AND
REPURCHASED:

Net increase from capital share transactions
(Note 5)                                                 19,514,652     11,210,851
                                                       -------------  -------------
Net increase (decrease) in net assets                    48,533,866     (3,179,384)

NET ASSETS:

Beginning of year                                        80,944,857     84,124,241
                                                       -------------  -------------
END OF YEAR (including undistributed net investment
income of $137,927 and $1,266, respectively)           $129,478,723   $ 80,944,857
                                                       ============   ============



The  accompanying  notes  are  an  integral  part  of  the financial statements.

FINANCIAL  HIGHLIGHTS




                                                                              FOR THE YEARS ENDED
                                                          12/31/03          12/31/02    12/31/01    12/31/00    12/31/99
                                                     -------------------   ---------   ---------   ---------   ---------
PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH YEAR):

NET ASSET VALUE - BEGINNING OF YEAR                 $               6.67   $    7.89   $   10.40   $   17.43   $   15.57
                                                     -------------------   ---------   ---------   ---------   ---------
Income (loss) from investment operations:
Net investment income                                               0.07        0.07        0.05        0.04        0.11
Net realized and unrealized gain (loss) on
investments                                                         2.72       (1.20)      (2.18)      (0.83)       4.03
                                                     -------------------   ---------   ---------   ---------   ---------
Total from investment operations                                    2.79       (1.13)      (2.13)      (0.79)       4.14
                                                     -------------------   ---------   ---------   ---------   ---------
Less distributions to shareholders:
From net investment income                                         (0.06)      (0.07)      (0.05)      (0.03)      (0.12)
From net realized gain on investments                              (0.57)      (0.02)      (0.33)      (6.21)      (2.16)
                                                     -------------------   ---------   ---------   ---------   ---------
Total distributions to shareholders                                (0.63)      (0.09)      (0.38)      (6.24)      (2.28)
                                                     -------------------   ---------   ---------   ---------   ---------
NET ASSET VALUE - END OF YEAR                       $               8.83   $    6.67   $    7.89   $   10.40   $   17.43
                                                     ===================   =========   =========   =========   =========
Total return1                                                      42.10%    (14.30%)    (20.48%)     (3.03%)      27.44%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
Expenses*                                                           1.30%       1.32%       1.28%       1.19%       1.12%
Net investment income                                               0.94%       0.96%       0.54%       0.28%       0.52%

Portfolio turnover                                                    46%          5%          6%          3%          4%

NET ASSETS - END OF YEAR (000's omitted)            $            129,479   $  80,945   $  84,124   $ 119,132   $ 160,670
                                                     ===================   =========   =========   =========   =========



*The investment advisor did not impose all of its management fee. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have been increased as follows:



0.02%  N/A  N/A  N/A  N/A




1Represents aggregate total return for the year indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during 2003.

The  accompanying  notes  are  an  integral  part  of  the financial statements.

Notes  to  Financial  Statements

1.     ORGANIZATION

International Series (the "Series") is a no-load diversified series of Exeter Fund, Inc. (the "Fund"). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series' investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

The Fund's Advisor is Manning & Napier Advisors, Inc. (the "Advisor"), doing business as Exeter Asset Management. Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 1.7 billion shares of common stock each having a par value of $0.01. As of December 31, 2003, 960 million shares have been designated in total among 18 series, of which 50 million have been designated as International Series common stock.

2.     SIGNIFICANT  ACCOUNTING  POLICIES

SECURITY  VALUATION
Portfolio securities, including domestic equities, foreign equities and options, listed on an exchange other than the NASDAQ National Market System are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund's pricing service. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price.

Securities for which representative valuations or prices are not available from the Fund's pricing service are valued at fair value. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value, taking this trading or these events into account. Fair value is determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty days or less are valued at amortized cost, which approximates market value.

SECURITY  TRANSACTIONS,  INVESTMENT  INCOME  AND  EXPENSES
Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund's Directors, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Notes  to  Financial  Statements

FOREIGN  CURRENCY  TRANSLATION
The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

FEDERAL  TAXES
The Series' policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

DISTRIBUTIONS  OF  INCOME  AND  GAINS
Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

OTHER
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual  results  could  differ  from  those  estimates.

3.     TRANSACTIONS  WITH  AFFILIATES

The Fund has an Investment Advisory Agreement (the "Agreement") with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series' average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series' organization. The Advisor also provides the Fund with necessary office space and fund administration services. The salaries of all officers of the Fund, and of all Directors who are "affiliated persons" of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each "non-affiliated" Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a per meeting fee for each active series of the Fund plus a fee for each committee meeting.

Notes  to  Financial  Statements

The Advisor has voluntarily agreed, until at least December 31, 2004, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total expenses for the Series at no more than 1.30% of average daily net assets each year. Accordingly, the Advisor waived fees of $20,512 for the year ended December 31, 2003, which is reflected as a reduction of expenses on the Statement of Operations.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor acts as the Fund's accounting services agent. For these services through October 31, 2003, the Fund paid the Advisor a fee of 0.04% of each series' daily net assets, calculated daily and payable monthly, with a minimum annual fee of $48,000 per series plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS Fund Services Ohio, Inc. ("BISYS") under which BISYS serves as sub-accounting services agent.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services through October 31, 2003, the Series paid an annual fee of $22,000, an additional $12.50 per account, plus out-of-pocket expenses. The Advisor has entered into an agreement with BISYS under which BISYS serves as sub-transfer agent.

Effective November 1, 2003, the Master Services Agreement, which covers accounting services and transfer agent services between the Fund and the Advisor, was amended. Under the amended agreement, for providing these services, the Fund will pay the Advisor an annual fee of 0.15% of the Fund's net assets up to $900 million, 0.11% for the Fund's net assets between $900 million and $1.5 billion, and 0.07% for the Fund's net assets over $1.5 billion. These fee rates are scheduled to be reduced each year through 2007. Additionally, certain transaction and account-based fees and out-of-pocket expenses will be charged. Expenses not directly attributable to a series will be allocated based on each series' relative net assets. The Advisor has an agreement with BISYS under which BISYS serves as sub-accounting services and sub-transfer agent.

4.     PURCHASES  AND  SALES  OF  SECURITIES

For the year ended December 31, 2003, purchases and sales of securities, other than short-term securities, were $59,686,093 and $40,956,239, respectively.

At December 31, 2003, the Series held shares of iShares MSCI Malaysia Index Fund and iShares MSCI Singapore Index Fund; such investments were not consistent with the investment restrictions of the Series. The securities had an unrealized gain of $290,401 at December 31, 2003 and were subsequently sold at a gain after year end. For 2003, 0.33% of the Series' total return consisted of the unrealized gain on these investments.

Notes  to  Financial  Statements


5.     CAPITAL  STOCK  TRANSACTIONS

Transactions  in  shares  of  International  Series  were:




                     For the Year                   For the Year
                    Ended 12/31/03                 Ended 12/31/02
             --------------------------------   -----------------------
             Shares           Amount            Shares      Amount
            ---------------  ----------------   ---------  ------------
Sold              2,370,813   $    17,264,894   2,254,721   $16,733,857
Reinvested          983,270         8,383,687     163,067     1,094,179
Repurchased        (832,522)       (6,133,929)   (937,971)   (6,617,185)
            ---------------  ----------------   ---------  ------------
Total             2,521,561   $    19,514,652   1,479,817   $11,210,851
            ===============  ================   =========  ============



Substantially all of the Series' shares represent investments by fiduciary accounts over which the Advisor has sole investment discretion.

6.   FINANCIAL  INSTRUMENTS

The Series may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Series on December 31, 2003.

7.   FOREIGN  SECURITIES

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the United States Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the United States Government.

8.   FEDERAL  INCOME  TAX  INFORMATION

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of net investment income or gains and losses, including foreign currency gains and losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series' net asset value. Any such reclassifications are not reflected in the financial highlights.

The  tax  character  of  distributions  paid  were  as  follows:



                          FOR THE YEAR     FOR THE YEAR
                         ENDED 12/31/03   ENDED 12/31/02
                        ---------------- ----------------
Ordinary income          $     2,983,920  $       815,187
Long-term capital gains        5,547,676          299,878

Notes  to  Financial  Statements

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Series hereby designates the long-term capital gains disclosed above as capital gain for its taxable year ended December 31, 2003.

At December 31, 2003, the tax basis components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:



Cost for federal income tax purposes   $87,360,584

Unrealized appreciation                $43,440,360
Unrealized depreciation                 (1,426,836)
                                       -----------
Net unrealized appreciation            $42,013,524
Undistributed ordinary income              767,436
Undistributed long-term capital gains    2,250,067



-------------------------------------------------------------------------------

FEDERAL  INCOME  TAX  INFORMATION  (UNAUDITED)

For federal income tax purposes, the Series designates the maximum amount allowable under the tax law as qualified dividend income.

REPORT  OF  INDEPENDENT  AUDITORS

TO THE BOARD OF DIRECTORS OF EXETER FUND, INC. AND SHAREHOLDERS OF INTERNATIONAL
SERIES:


In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Series (a series of Exeter Fund, Inc., the "Series") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.


/S/  PRICEWATERHOUSECOOPERS  LLP
BOSTON,  MASSACHUSETTS
FEBRUARY  11,  2004

Directors'  and  Officers'  Information  (unaudited)

The Statement of Additional Information provides additional information about the Fund's directors and officers and can be obtained without charge by calling 1-800-466-3863 or on the EDGAR Database on the SEC Internet website (http:\\www.sec.gov). The following chart shows certain information about the Fund's officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.



Name:                                             B. Reuben Auspitz*
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              56
Current Position(s) Held with Fund:               Principal Executive Officer, President, Chairman & Director
Term of Office & Length of Time Served:           N/A - Vice President 1984 - 2003; President since 2004
Principal Occupation(s) During Past 5 Years:      Executive Vice President, Director & Executive Group Member***,
                                                  Manning & Napier Advisors, Inc.; Treasurer, Manning & Napier Advisory Advantage
                                                  Corp., 1990-2003; Treasurer, Exeter Advisors, Inc., 2000-2003; Holds one or more of the following titles for various subsidiaries and affiliates: President,
                                                  Director, Chairman or Member
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Jeffrey S. Coons, Ph.D.
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              40
Current Position(s) Held with Fund:               Vice President
Term of Office & Length of Time Served:           N/A - Since 2004
Principal Occupation(s) During Past 5 Years:      Co-Director of Research & Executive Group Member***,
                                                  Manning & Napier Advisors, Inc.; Managing Director - Risk Management, 7/93 -
                                                  9/02; Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer
Number of Portfolios Overseen within Fund Complex:18
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Martin Birmingham
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              82
Current Position(s) Held with Fund:               Director
Term of Office & Length of Time Served:           N/A - Since 1994
Principal Occupation(s) During Past 5 Years:      Advisory Trustee, The Freedom Forum (nonpartisan, international foundation)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Harris H. Rusitzky
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              68
Current Position(s) Held with Fund:               Director, Audit Committee Member
Term of Office & Length of Time Served:           N/A - Since 1985
Principal Occupation(s) During Past 5 Years:      President, The Greening Group (business consultants)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------

Directors'  and  Officers'  Information  (unaudited)



Name:                                             Peter L. Faber
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              65
Current Position(s) Held with Fund:               Director
Term of Office & Length of Time Served:           N/A - Since 1987
Principal Occupation(s) During Past 5 Years:      Partner, McDermott, Will & Emery (law firm)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    New York City Partnership & Chamber of Commerce, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Stephen B. Ashley
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              63
Current Position(s) Held with Fund:               Director, Audit Committee Member
Term of Office & Length of Time Served:           N/A - Since 1996
Principal Occupation(s) During Past 5 Years:      Chairman, Director, President & Chief Executive Officer,
                                                  The Ashley Group (property management and investment)
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    Genesee Corp.
                                                  The Ashley Group
                                                  Fannie Mae
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Christine Glavin
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              37
Current Position(s) Held with Fund:               Principal Financial Officer, Chief Financial Officer
Term of Office & Length of Time Served:           N/A - Since 2001
Principal Occupation(s) During Past 5 Years:      Fund Accounting Manager, Manning & Napier Advisors, Inc.
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Jodi L. Hedberg
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              36
Current Position(s) Held with Fund:               Corporate Secretary
Term of Office & Length of Time Served:           N/A - Since 1997
Principal Occupation(s) During Past 5 Years:      Compliance Manager, Manning & Napier Advisors, Inc. & Affiliates
Number of Portfolios Overseen within Fund Complex:24**
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------
Name:                                             Alaina V. Metz
Address:                                          1100 Chase Square
                                                  Rochester, NY 14604
Age:                                              36
Current Position(s) Held with Fund:               Special Assistant Secretary
Term of Office & Length of Time Served:           N/A - Since 2002
Principal Occupation(s) During Past 5 Years:      Vice President, BISYS
Number of Portfolios Overseen within Fund Complex:18
Other Directorships Held Outside Fund Complex:    N/A
-----------------------------------------------------------------------------------------------------------------------------------


*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of position with the investment advisor.
**Includes  portfolios  of  Exeter  Insurance  Fund,  Inc.
***The Executive Group, which consists of six members, performs the duties of the Office of the President, effective May 1, 2003.

ITEM  2:  CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 10(a).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

Not applicable to the registrant due to the response given in 2 (c) above.

ITEM  3:  AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant's Board of Directors to be Audit Committee Financial Experts as defined in this item. The members of the Audit Committee are: Harris H. Rusitzky and Stephen B. Ashley. All Audit Committee members are independent under applicable rules. This designation will not increase the designees duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.


Item 4.  Principal Accountant Fees and Services

Principal Accountant Fees and Services
Aggregate fees for professional services rendered for the Exeter Fund, Inc. (the "Fund") by PricewaterhouseCoopers LLP ("PwC") as of and for the years ended December 31, 2003 and 2002 were:



                                    2003         2002
                                 -----------  -----------
Audit Fees (a)                     $175,300     $124,900

Audit Related Fees (b)                    -            -

Tax Fees (c)                         48,100       39,350

All Other Fees (d)                        -            -
                                -----------   -----------
                                   $223,400     $164,250



(a)     Audit Fees
These fees relate to professional services rendered by PwC for the audit of the Fund's annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)     Audit-Related Fees
These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under "Audit Fees" above.

(c)     Tax Fees
These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the preparation of the Fund's federal and state income tax returns, excise tax calculations and returns, a review of the Fund's calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)     All Other Fees
These fees relate to products and services provided by PwC other than those reported above under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2003 and 2002.

Non-Audit Services to the Fund's Service Affiliates that were Pre-Approved by the Fund's Audit Committee
The Fund's Audit Committee is required to pre-approve non-audit services which meet both the following criteria:
i)     Directly relate to the Fund's operations and financial reporting; and
ii) Rendered by PwC to the Fund's advisor, Manning & Napier Advisors, Inc., and entities in a control relationship with the advisor ("service affiliate") that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.



                                   2003*       2002*
                                 ----------  ---------
Audit Related Fees                 $33,950     $36,150

Tax Fees                             9,600      11,500

All Other Fees                       2,000           -
                                 ----------  ---------
                                   $45,550     $47,650


*For periods prior to May 6, 2003, amounts shown relate to non-audit services that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect.

The Audit Related fees for the years ended December 31, 2003 and 2002, respectively, were for 17Ad-13 internal control examinations, and attest tax services that were not required by statute or regulation. In addition, there were fees in 2002 for the review of the N-1A filing and consent relating to the conversion of collective trusts to mutual funds.

The Tax fees for the year ended December 31, 2003 relate to research on closing various funds and related tax issues. The Tax fees for the year ended December 31, 2002 relate to assistance on tax law changes and research on tax impact of potential shareholder transactions.

All Other fees for the year ended December 31, 2003 were for services rendered for a peer survey related to disaster recovery plans.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2003 and 2002.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2003 and 2002 were $48,100 and $39,350 respectively. Aggregate fees billed to the Fund's advisor and service affiliates for non-audit services were $141,905 and $133,180 respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund's operations and financial reporting.

The Fund's Audit Committee has considered whether the provisions for non-audit services to the Fund's advisor and service affiliates, that did not require pre-approval, is compatible with maintaining PwC's independence.



ITEM 5:  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable.

ITEM  6:  [RESERVED]

ITEM  7:  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM  8:  [RESERVED]

ITEM  9:  CONTROLS  AND  PROCEDURES

(a) The Principal Executive Officer and Principal Financial Officer of Small Cap Series, International Series, World Opportunities Series, Life Sciences Series, Technology Series, High Yield Bond Series, New York Tax Exempt Series, Ohio Tax Exempt Series, and Diversified Tax Exempt Series, each a series of Exeter Fund, Inc., (the "Funds") have evaluated the disclosure controls and procedures (as defined in Rule 30a-2(c)) of the Funds within 90 days of the filing date of this Form N-CSR (the "Effective Date") and they believe that the disclosure controls and procedures are effective.


(b) There have been no significant changes in the Funds' internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM  10:  EXHIBITS

(a)(1)  Code  of  ethics  that  is  subject  to the disclosure of Item 2 hereof.

(a)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(b) A certification of the Registrant's principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Exeter  Fund,  Inc.

/s/ B. Reuben Auspitz

B.  Reuben  Auspitz
President  &  Principal  Executive  Officer  of  Exeter  Fund,  Inc.
February  26,  2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ B. Reuben Auspitz

B.  Reuben  Auspitz
President  &  Principal  Executive  Officer  of  Exeter  Fund,  Inc.
February  26,  2004

/s/ Christine Glavin

Christine  Glavin
Chief Financial Officer & Principal Financial Officer of Exeter Fund, Inc. February 26, 2004